UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AB Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2017

Date of reporting period: August 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

AUG    08.31.17

ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

October 14, 2017

This report provides management’s discussion of fund performance for AB All Market Total Return Portfolio for the annual reporting period ended August 31, 2017.

Effective April 24, 2017, the Fund changed its name from AB Balanced Wealth Strategy to AB All Market Total Return Portfolio, and made certain material changes to its principal strategies, including the elimination of relatively static asset allocation targets for investment. Accordingly, the performance shown for periods prior to April 24, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF AUGUST 31, 2017 (unaudited)

	6 Months	12 Months
AB ALL MARKET TOTAL RETURN PORTFOLIO[1]
Class A Shares	5.15%	9.61%
Class B Shares[2]	4.76%	8.82%
Class C Shares	4.75%	8.84%
Advisor Class Shares[3]	5.26%	9.99%
Class R Shares[3]	4.88%	9.17%
Class K Shares[3]	5.09%	9.56%
Class I Shares[3]	5.28%	9.92%
Primary Benchmark: MSCI ACWI (net)[4]	8.91%	17.11%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	2.19%	0.28%
S&P 500 Index	5.65%	16.23%
Bloomberg Barclays US Aggregate Bond Index	2.74%	0.49%
Blended Benchmark: 65% S&P 500 Index / 35% Bloomberg Barclays US Aggregate Bond Index	4.63%	10.53%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2017, by 0.03% and 0.03%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Effective April 24, 2017, in connection with the changes in investment strategy, the broad-based index of the Fund used for comparison purposes has changed from the S&P 500 Index to the MSCI ACWI (net) because the new index more closely reflects the Fund’s investments and performance.

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INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) net, and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended August 31, 2017. Also included are the Fund’s previous benchmarks, the Standard and Poor’s (“S&P”) 500 Index, the Bloomberg Barclays US Aggregate Bond Index and the blended benchmark, composed of 65% S&P 500 Index / 35% Bloomberg Barclays US Aggregate Bond Index.

All share classes of the Fund underperformed the primary benchmark as well as the S&P 500 for both periods, but outperformed the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), before sales charges. All share classes outperformed the Bloomberg Barclays US Aggregate Bond Index for both periods, and all share classes underperformed the blended benchmark for the 12-month period, but outperformed for the six-month period.

During the pre-transition period from September 1, 2016 through March 31, 2017, all underlying investment strategies or mutual funds (collectively, “Underlying Portfolios”) except Global Core Bond Portfolio, contributed to absolute returns. Versus their respective style benchmarks, all Underlying Portfolios outperformed, except US Large Cap Growth Portfolio, International Growth Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio.

The transition of this Fund occurred during April 2017, and therefore specific performance attribution information for April is not materially relevant. During the month, the Fund underperformed its primary benchmark, but outperformed its broad-based benchmark.

During the period from May 1, 2017 through August 31, 2017, equities, fixed income and diversifiers all contributed to performance. Equity holdings were the largest contributors, with allocations to high conviction equities, and security selection in those holdings, adding to returns. While overall allocation to fixed income contributed, security selection within the Fund’s holdings detracted.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, written options, written swaptions and credit default swaps, which contributed to absolute performance for both periods, while currency forwards, purchase options, inflation swaps, interest rate swaps and total return swaps detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks gained significant ground during the 12-month period ended August 31, 2017, despite several fleeting pullbacks. Returns in emerging-market equities eclipsed other regions, though US and non-US stocks also

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delivered strong results. Global bonds generally rose as well (bond yields move inversely to price). Emerging-market local-currency government bonds and investment-grade credit securities rebounded, outperforming the negative returns of developed-market treasuries but trailing the rally of global high-yield securities. Developed-market treasury yields rose almost across the board over the 12-month period, with the exception of shorter maturities in the UK and eurozone. The period was dominated by unforeseen geopolitical events unfolding against the backdrop of a gradually improving global economy. Aftershocks from the UK’s referendum to leave the European Union (“Brexit”), an unexpected US presidential victory by Donald Trump and French president Emmanuel Macron’s resounding win, each influenced markets. Financial markets greeted Trump’s win with a burst of enthusiasm, though White House upheaval and policy risk rattled investors at times. UK prime minister Theresa May also shook markets with her failed attempt to solidify her mandate going into Brexit negotiations. In contrast, investors cheered a decisive majority in the French parliament for Macron’s centrist party. Towards the end of the period, tensions on the Korean peninsula flared, though concerns over growing animosity between the US and North Korea were offset by positive global economic data.

Investors also looked to central bankers. European central banks generally maintained an easing bias, though at the end of the period they began to communicate that less easy monetary policy was on the horizon. Meanwhile, weaker-than-expected US inflation data led investors to believe that aggressive Federal Reserve action would be less likely, putting downward pressure on the US dollar.

INVESTMENT POLICIES

The Adviser will allocate the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

Equity securities will primarily be large-capitalization securities, but will include small- and mid-capitalization securities to a lesser extent, and will include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser will use fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities

(continued on next page)

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as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser will attempt to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

Alternative investments include various instruments the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. In order to gain exposure to certain alternative investment strategies using various asset classes, the Adviser intends to invest a portion of the Fund’s assets in the AB All Market Alternative Return Portfolio, a registered investment company advised by the Adviser.

The Adviser will adjust the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the

(continued on next page)

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Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in AB All Market Alternative Return Portfolio (the “Underlying Portfolio”). Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it

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DISCLOSURES AND RISKS (continued)

will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2007 TO 8/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Total Return Portfolio Class A shares (from 8/31/2007 to 8/31/2017) as compared to the performance of the Fund’s current and previous benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	9.61%	4.99%
5 Years	7.08%	6.14%
10 Years	3.81%	3.36%
CLASS B SHARES
1 Year	8.82%	4.82%
5 Years	6.29%	6.29%
10 Years[1]	3.21%	3.21%
CLASS C SHARES
1 Year	8.84%	7.84%
5 Years	6.29%	6.29%
10 Years	3.07%	3.07%
ADVISOR CLASS SHARES[2]
1 Year	9.99%	9.99%
5 Years	7.37%	7.37%
10 Years	4.11%	4.11%
CLASS R SHARES[2]
1 Year	9.17%	9.17%
5 Years	6.66%	6.66%
10 Years	3.43%	3.43%
CLASS K SHARES[2]
1 Year	9.56%	9.56%
5 Years	6.99%	6.99%
10 Years	3.76%	3.76%
CLASS I SHARES[2]
1 Year	9.92%	9.92%
5 Years	7.35%	7.35%
10 Years	4.10%	4.10%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.20%, 1.96%, 1.95%, 0.95%, 1.59%, 1.27% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.00%, 1.76%, 1.75%, 0.75%, 1.39%, 1.07% and 0.75% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2018. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	4.34%
5 Years	5.76%
10 Years	2.99%
CLASS B SHARES
1 Year	4.21%
5 Years	5.89%
10 Years[1]	2.84%
CLASS C SHARES
1 Year	7.14%
5 Years	5.89%
10 Years	2.70%
ADVISOR CLASS SHARES[2]
1 Year	9.29%
5 Years	6.97%
10 Years	3.73%
CLASS R SHARES[2]
1 Year	8.55%
5 Years	6.27%
10 Years	3.06%
CLASS K SHARES[2]
1 Year	8.94%
5 Years	6.60%
10 Years	3.38%
CLASS I SHARES[2]
1 Year	9.22%
5 Years	6.94%
10 Years	3.72%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,051.50	$4.34	0.84%	$5.69	1.10%
Hypothetical**	$1,000	$1,020.97	$4.28	0.84%	$5.60	1.10%
Class B
Actual	$1,000	$1,047.60	$8.26	1.60%	$9.60	1.86%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%	$9.45	1.86%
Class C
Actual	$1,000	$1,047.50	$8.15	1.58%	$9.50	1.84%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%	$9.35	1.84%
Advisor Class
Actual	$1,000	$1,052.60	$3.05	0.59%	$4.40	0.85%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%	$4.33	0.85%
Class R
Actual	$1,000	$1,048.80	$6.46	1.25%	$7.80	1.51%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%	$7.68	1.51%
Class K
Actual	$1,000	$1,050.90	$4.91	0.95%	$6.25	1.21%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%	$6.16	1.21%
Class I
Actual	$1,000	$1,052.80	$3.21	0.62%	$4.55	0.88%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%	$4.48	0.88%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

August 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $921.6

1	All data are as of August 31, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% weightings in the following security types: Asset-Backed Securities, Collateralized Loan Obligations, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Mortgage Pass-Throughs, Options Purchased–Calls, Preferred Stocks, Quasi-Sovereigns and Warrants.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 49.0%
Information Technology – 11.0%
Communications Equipment – 0.2%
Cisco Systems, Inc.	63,664	$2,050,617

Electronic Equipment, Instruments & Components – 0.8%
Amphenol Corp. – Class A	80,890	6,547,236
Sunny Optical Technology Group Co., Ltd.	15,000	215,780

		6,763,016

Internet Software & Services – 2.0%
Alphabet, Inc. – Class A(a)	360	343,886
Alphabet, Inc. – Class C(a)	15,208	14,285,331
Baidu, Inc. (Sponsored ADR)(a)	800	182,440
eBay, Inc.(a)	11,360	410,437
Facebook, Inc. – Class A(a)	5,175	889,945
Mixi, Inc.	11,500	614,254
Moneysupermarket.com Group PLC	380,470	1,573,028

		18,299,321

IT Services – 3.6%
Accenture PLC – Class A	1,032	134,944
Amadeus IT Group SA – Class A	29,200	1,812,756
Amdocs Ltd.	14,447	936,021
Automatic Data Processing, Inc.	6,810	725,061
Booz Allen Hamilton Holding Corp.	52,216	1,781,088
Capgemini SE	14,120	1,565,384
DXC Technology Co.	1,750	148,750
Fidelity National Information Services, Inc.	18,780	1,745,037
Gartner, Inc.(a)	54,590	6,583,008
Goodman Networks, Inc.(a)(b)(c)(d)	3,005	– 0	–
Mastercard, Inc. – Class A	74,940	9,989,502
Otsuka Corp.	19,900	1,318,933
Total System Services, Inc.	30,700	2,121,984
Vantiv, Inc. – Class A(a)	16,049	1,134,504
Visa, Inc. – Class A	33,750	3,493,800

		33,490,772

Semiconductors & Semiconductor Equipment – 0.7%
Applied Materials, Inc.	11,939	538,688
Intel Corp.	63,813	2,237,922
Lam Research Corp.	4,138	686,825
Smart Modular Technologies(a)(b)(c)(d)	368	7,312
STMicroelectronics NV	9,742	169,436
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	29,950	1,107,251

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Texas Instruments, Inc.	20,933	$1,733,671

		6,481,105

Software – 2.3%
Adobe Systems, Inc.(a)	5,198	806,522
Check Point Software Technologies Ltd.(a)	17,770	1,987,930
Electronic Arts, Inc.(a)	5,140	624,510
Intuit, Inc.	5,060	715,737
Microsoft Corp.	124,391	9,300,715
Nexon Co., Ltd.(a)	2,700	67,463
Nice Ltd.	20,390	1,599,132
Oracle Corp.	74,685	3,758,896
Oracle Corp. Japan	24,700	1,828,366
salesforce.com, Inc.(a)	2,219	211,892
VMware, Inc. – Class A(a)(e)	4,393	474,883

		21,376,046

Technology Hardware, Storage & Peripherals – 1.4%
Apple, Inc.	68,828	11,287,792
HP, Inc.	36,520	696,802
Logitech International SA	26,910	958,932
Travelport Worldwide Ltd.	6,741	102,059

		13,045,585

		101,506,462

Health Care – 7.9%
Biotechnology – 1.8%
Actelion Ltd. (REG)(a)	2,215	620,785
Amgen, Inc.	5,262	935,426
Biogen, Inc.(a)	7,530	2,383,697
Celgene Corp.(a)	50,082	6,957,893
Gilead Sciences, Inc.	69,901	5,851,412
Grifols SA	4,903	138,806

		16,888,019

Health Care Equipment & Supplies – 1.3%
Abbott Laboratories	209,379	10,665,766
Baxter International, Inc.	8,238	511,086
Cochlear Ltd.	3,695	460,238
Medtronic PLC	1,604	129,314

		11,766,404

Health Care Providers & Services – 1.9%
Aetna, Inc.	11,111	1,752,205
Anthem, Inc.	40,560	7,951,382
Centene Corp.(a)	1,013	90,005
Community Health Systems, Inc.(a)(e)	10,484	80,098
Humana, Inc.	2,784	717,214

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

LifePoint Health, Inc.(a)	1,006	$58,298
McKesson Corp.	400	59,724
Quorum Health Corp.(a)	458	2,006
Tenet Healthcare Corp.(a)(e)	2,448	42,032
UnitedHealth Group, Inc.	35,530	7,066,917

		17,819,881

Life Sciences Tools & Services – 0.7%
Quintiles IMS Holdings, Inc.(a)	64,867	6,229,178

Pharmaceuticals – 2.2%
Allergan PLC	2,369	543,638
Eli Lilly & Co.	1,629	132,421
Endo International PLC(a)	3,078	27,056
Horizon Pharma PLC(a)	1,435	19,631
Johnson & Johnson	5,900	780,983
Merck & Co., Inc.	37,225	2,377,189
Novo Nordisk A/S – Class B	15,380	732,854
Pfizer, Inc.	49,441	1,677,038
Roche Holding AG	7,685	1,952,533
Sanofi	14,929	1,455,583
Shire PLC	29,200	1,452,321
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	138,394	2,194,929
Zoetis, Inc.	110,735	6,943,084

		20,289,260

		72,992,742

Consumer Discretionary – 7.7%
Auto Components – 1.0%
Autoliv, Inc.(e)	12,820	1,392,509
Delphi Automotive PLC	75,110	7,240,604
Magna International, Inc. (Toronto) – Class A(e)	2,890	139,067

		8,772,180

Automobiles – 0.1%
Ford Motor Co.	24,940	275,088
Geely Automobile Holdings Ltd.	75,000	185,003

		460,091

Distributors – 0.1%
PALTAC Corp.	20,000	793,048

Diversified Consumer Services – 0.9%
Laureate Education, Inc. – Class A(a)	6,633	97,107
Service Corp. International/US	187,220	6,616,355
Sotheby’s(a)	30,848	1,384,150

		8,097,612

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.7%
Aristocrat Leisure Ltd.	149,651	$2,519,930
Carnival PLC	2,780	193,430
Chipotle Mexican Grill, Inc. – Class A(a)	5,290	1,675,396
eDreams ODIGEO SA(a)	29,487	98,467
McDonald’s Corp.	6,230	996,613
Starbucks Corp.	187,929	10,309,785
TUI AG	4,488	75,958

		15,869,579

Household Durables – 0.1%
Electrolux AB – Class B	1,977	71,930
Helen of Troy Ltd.(a)	10,280	928,284
Hovnanian Enterprises, Inc. – Class A(a)	7,965	14,496
LG Electronics, Inc.	4,830	350,116

		1,364,826

Internet & Direct Marketing Retail – 0.9%
Amazon.com, Inc.(a)	885	867,831
JD.com, Inc. (ADR)(a)	1,600	67,056
Netflix, Inc.(a)	2,500	436,775
Priceline Group, Inc. (The)(a)	3,678	6,811,950

		8,183,612

Leisure Products – 0.1%
Hasbro, Inc.	9,170	900,952
Sega Sammy Holdings, Inc.	10,400	149,620

		1,050,572

Media – 0.8%
Charter Communications, Inc. – Class A(a)	193	76,918
Clear Channel Outdoor Holdings, Inc. – Class A	7,440	28,644
Comcast Corp. – Class A	41,348	1,679,142
DISH Network Corp. – Class A(a)	609	34,890
Gray Television, Inc.(a)	3,317	47,433
Nexstar Media Group, Inc. – Class A	979	58,936
Omnicom Group, Inc.	41,480	3,002,323
Regal Entertainment Group – Class A	34,418	508,354
Sinclair Broadcast Group, Inc. – Class A	1,189	35,967
Sirius XM Holdings, Inc.(e)	78,370	450,627
Townsquare Media, Inc. – Class A(a)	4,361	43,523
Twenty-First Century Fox, Inc. – Class B	23,630	640,373
Walt Disney Co. (The)	1,180	119,416
WPP PLC	31,410	572,828

		7,299,374

Multiline Retail – 0.0%
Dollarama, Inc.	1,487	146,551

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Target Corp.	2,320	$126,509

		273,060

Specialty Retail – 1.3%
AutoZone, Inc.(a)	3,017	1,594,303
Best Buy Co., Inc.	10,808	586,442
Home Depot, Inc. (The)	9,501	1,423,915
Lowe’s Cos., Inc.	6,494	479,842
Ross Stores, Inc.	17,747	1,037,313
TJX Cos., Inc. (The)	20,020	1,447,446
Ulta Salon Cosmetics & Fragrance, Inc.(a)	23,648	5,226,444

		11,795,705

Textiles, Apparel & Luxury Goods – 0.7%
adidas AG	2,930	658,058
ANTA Sports Products Ltd.	27,000	106,409
HUGO BOSS AG	16,856	1,429,120
NIKE, Inc. – Class B	87,777	4,635,503

		6,829,090

		70,788,749

Financials – 6.9%
Banks – 2.8%
Bank of America Corp.	5,685	135,815
Citigroup, Inc.	46,643	3,173,124
DBS Group Holdings Ltd.	272,300	4,148,681
DNB ASA	60,687	1,185,376
Hana Financial Group, Inc.	2,730	118,727
JPMorgan Chase & Co.	14,615	1,328,357
Jyske Bank A/S	67,930	4,090,213
Mitsubishi UFJ Financial Group, Inc.	280,000	1,706,194
National Australia Bank Ltd.	39,840	957,841
Nordea Bank AB	80,960	1,090,020
Oversea-Chinese Banking Corp., Ltd.	132,200	1,090,500
PNC Financial Services Group, Inc. (The)	2,216	277,908
Powszechna Kasa Oszczednosci Bank Polski SA(a)	8,700	89,513
Raiffeisen Bank International AG(a)	14,694	482,461
Royal Bank of Canada	24,570	1,823,542
Toronto-Dominion Bank (The)	33,649	1,807,008
US Bancorp	1,290	66,112
Wells Fargo & Co.	39,724	2,028,705
Woori Bank	37,700	622,295

		26,222,392

Capital Markets – 2.3%
BlackRock, Inc. – Class A	2,820	1,181,608
Charles Schwab Corp. (The)	210,035	8,380,397

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

China Cinda Asset Management Co., Ltd. – Class H	318,000	$118,526
China Everbright Ltd.	60,000	137,202
CME Group, Inc. – Class A	14,160	1,781,328
IG Group Holdings PLC	64,770	540,893
Julius Baer Group Ltd.(a)	41,620	2,327,323
London Stock Exchange Group PLC	21,420	1,094,627
Moody’s Corp.	537	71,974
Morgan Stanley	16,496	750,568
Partners Group Holding AG	1,500	973,074
Raymond James Financial, Inc.	819	64,144
Singapore Exchange Ltd.	319,700	1,769,720
Thomson Reuters Corp.	33,640	1,538,213

		20,729,597

Consumer Finance – 0.4%
American Express Co.	39,671	3,415,673
Capital One Financial Corp.	1,648	131,197
Discover Financial Services	1,098	64,727
Enova International, Inc.(a)	1,817	21,623

		3,633,220

Diversified Financial Services – 0.2%
Cielo SA	254,000	1,809,877
Holdco, Inc.(a)(b)(c)(d)	145,780	93,299

		1,903,176

Insurance – 1.2%
Aflac, Inc.	1,779	146,856
American International Group, Inc.	11,960	723,341
Aon PLC	7,200	1,001,952
Direct Line Insurance Group PLC	190,410	935,762
Euler Hermes Group	4,610	547,411
FNF Group	52,028	2,509,831
Japan Post Holdings Co., Ltd.	14,400	178,813
Marsh & McLennan Cos., Inc.	35,060	2,737,485
Powszechny Zaklad Ubezpieczen SA	49,140	668,975
Prudential Financial, Inc.	4,377	446,804
Travelers Cos., Inc. (The)	2,511	304,283
Tryg A/S	51,510	1,191,660

		11,393,173

		63,881,558

Industrials – 4.8%
Aerospace & Defense – 0.5%
Boeing Co. (The)	7,950	1,905,297
Raytheon Co.	15,520	2,824,795

		4,730,092

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.(e)	23,332	$1,647,939

Airlines – 0.5%
Japan Airlines Co., Ltd.	66,400	2,286,307
Qantas Airways Ltd.	441,540	2,009,770
Ryanair Holdings PLC (Sponsored ADR)(a)	1,540	175,098

		4,471,175

Commercial Services & Supplies – 0.5%
G4S PLC	225,290	825,266
Republic Services, Inc. – Class A	9,710	633,481
Stericycle, Inc.(a)	30,770	2,212,055
Toppan Printing Co., Ltd.	59,000	591,058

		4,261,860

Construction & Engineering – 0.0%
Modular Space Corp.(f)	5,852	88,365

Consumer Cyclical - Automotive – 0.0%
Exide Technologies(a)(b)(c)(g)	3,704	14,584

Electrical Equipment – 0.1%
Emerson Electric Co.	7,151	422,195

Energy Equipment & Services – 0.0%
Sanchez Energy Corp.(a)	360	1,577

Energy Other – 0.0%
Tervita Corp.(b)(c)(d)	1,456	9,911

Industrial Conglomerates – 0.2%
3M Co.	736	150,380
CITIC Ltd.	278,000	427,722
Honeywell International, Inc.	6,141	849,116

		1,427,218

Machinery – 0.9%
Caterpillar, Inc.	1,360	159,786
Dover Corp.	50,440	4,281,347
Kone Oyj – Class B	71,420	3,875,876

		8,317,009

Marine – 0.0%
Mitsui OSK Lines Ltd.	104,000	333,821

Professional Services – 1.5%
Equifax, Inc.	8,720	1,242,339
Intertek Group PLC	5,763	381,317
RELX NV	251,610	5,283,842

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Verisk Analytics, Inc. – Class A(a)	76,800	$6,224,640
Wolters Kluwer NV	19,300	843,184

		13,975,322

Road & Rail – 0.2%
Central Japan Railway Co.	3,800	644,306
CSX Corp.	14,492	727,498
Nippon Express Co., Ltd.	30,000	207,032
Union Pacific Corp.	1,200	126,360

		1,705,196

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(a)	38,973	5,577

Transportation Infrastructure – 0.2%
Aena SA(h)	8,300	1,623,534
Zhejiang Expressway Co., Ltd. – Class H	262,000	327,944

		1,951,478

		43,363,319

Consumer Staples – 3.6%
Beverages – 0.2%
Constellation Brands, Inc. – Class A	753	150,675
Diageo PLC	20,160	674,312
PepsiCo, Inc.	8,330	964,031

		1,789,018

Food & Staples Retailing – 0.6%
Costco Wholesale Corp.	4,840	758,622
CVS Health Corp.	32,496	2,513,240
Distribuidora Internacional de Alimentacion SA	95,390	604,239
J Sainsbury PLC	200,075	609,043
Jeronimo Martins SGPS SA	32,968	658,193
Sun Art Retail Group Ltd.	143,500	132,163
Wal-Mart Stores, Inc.	6,830	533,218

		5,808,718

Food Products – 1.2%
Conagra Brands, Inc.	11,760	381,730
Danone SA	23,286	1,834,588
Hershey Co. (The)	55,980	5,873,421
Salmar ASA	39,150	1,135,187
Sanderson Farms, Inc.	5,140	758,253
Tyson Foods, Inc. – Class A	18,564	1,175,101

		11,158,280

Household Products – 0.5%
Kimberly-Clark Corp.	8,316	1,025,279
Procter & Gamble Co. (The)	23,058	2,127,562

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Reckitt Benckiser Group PLC	13,589	$1,288,625

		4,441,466

Personal Products – 0.3%
L’Oreal SA	13,470	2,845,679

Tobacco – 0.8%
Altria Group, Inc.	26,943	1,708,186
British American Tobacco PLC	35,184	2,194,957
Philip Morris International, Inc.	30,638	3,582,502

		7,485,645

		33,528,806

Materials – 2.2%
Chemicals – 1.7%
Air Products & Chemicals, Inc.	1,170	170,083
BASF SE	26,280	2,549,093
Covestro AG(h)	21,268	1,672,755
Croda International PLC	19,610	975,226
Ecolab, Inc.	45,860	6,113,138
Johnson Matthey PLC	30,548	1,093,016
Lotte Chemical Corp.	1,330	472,661
Monsanto Co.	6,160	721,952
Orica Ltd.	25,950	421,173
Sherwin-Williams Co. (The)	3,830	1,299,404

		15,488,501

Construction Materials – 0.0%
CRH PLC	1,861	64,997

Containers & Packaging – 0.3%
Amcor Ltd./Australia	139,790	1,795,498
CCL Industries, Inc. – Class B	1,390	64,483
Sealed Air Corp.	13,670	606,675
WestRock Co.	1,130	64,308

		2,530,964

Metals & Mining – 0.2%
Anglo American PLC	4,613	83,968
ArcelorMittal(a)	2,445	65,257
Barrick Gold Corp. (Toronto)(e)	12,140	218,642
BlueScope Steel Ltd.	46,166	399,598
Constellium NV – Class A(a)	8,996	101,655
Jiangxi Copper Co., Ltd. – Class H	244,000	424,763
Kinross Gold Corp.(a)	78,470	357,553
Neenah Enterprises, Inc.(a)(b)(c)(d)	10,896	3,705
South32 Ltd.	28,870	67,552
Teck Resources Ltd. – Class B	17,340	431,573
Turquoise Hill Resources Ltd.(a)	83,100	280,161

		2,434,427

		20,518,889

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 1.8%
Energy Equipment & Services – 0.4%
Halliburton Co.	17,488	$681,507
Schlumberger Ltd.	26,824	1,703,592
TechnipFMC PLC(a)	24,560	634,385

		3,019,484

Oil, Gas & Consumable Fuels – 1.4%
Berry Pete Corp.(a)(d)	5,356	52,221
CHC Group LLC(a)(g)	2,966	23,728
Chesapeake Energy Corp.(a)(e)	13,075	47,593
Chevron Corp.	5,330	573,615
ConocoPhillips	24,510	1,070,107
EP Energy Corp. – Class A(a)(e)	6,082	17,881
Exxon Mobil Corp.	13,755	1,049,919
Halcon Resources Corp.(a)	670	4,147
K2016470219 South Africa Ltd. – A Shares(a)(b)(c)(d)	465,862	– 0	–
K2016470219 South Africa Ltd. – B Shares(a)(b)(c)(d)	73,623	– 0	–
Linn Energy, Inc.	233	7,813
Linn Energy, Inc.(a)	4,124	138,278
LUKOIL PJSC (Sponsored ADR)	29,305	1,473,162
Marathon Petroleum Corp.	11,270	591,112
Oasis Petroleum, Inc.(a)	1,937	14,140
Paragon Litigation – Class A(b)(d)	649	503
Paragon Litigation – Class B(b)(d)	974	16,558
Paragon Offshore Ltd.(d)	649	9,492
Peabody Energy Corp.(a)	6,071	176,059
Pembina Pipeline Corp.	10,840	349,397
Phillips 66	1,660	139,125
Polski Koncern Naftowy ORLEN SA	20,390	674,548
Polskie Gornictwo Naftowe i Gazownictwo SA	36,600	70,089
Royal Dutch Shell PLC – Class B	146,210	4,080,807
SandRidge Energy, Inc.(a)	1,407	24,229
TOTAL SA	23,810	1,235,438
Triangle Petroleum Corp.(a)	7,408	370
Valero Energy Corp.	10,361	705,584
Vantage Drilling International(a)(d)	200	37,000
Veresen, Inc.	29,440	414,694
Whiting Petroleum Corp.(a)	9,079	40,583

		13,038,192

		16,057,676

Telecommunication Services – 1.6%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	26,627	997,448

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

China Communications Services Corp. Ltd. – Class H	236,000	$128,084
HKT Trust & HKT Ltd. – Class SS	1,687,000	2,181,573
Nippon Telegraph & Telephone Corp.	39,000	1,941,589

		5,248,694

Wireless Telecommunication Services – 1.0%
KDDI Corp.	223,500	6,029,659
MTN Group Ltd.(e)	361,040	3,592,393

		9,622,052

		14,870,746

Utilities – 1.2%
Electric Utilities – 0.7%
Duke Energy Corp.	8,575	748,598
Edison International	872	69,917
EDP – Energias de Portugal SA	185,379	712,704
Endesa SA	41,500	1,002,724
Enel Americas SA (Sponsored ADR)	100,730	1,081,840
Enel Chile SA (ADR)	200,300	1,173,758
NextEra Energy, Inc.	5,089	765,945
Power Assets Holdings Ltd.	6,500	57,344
Tokyo Electric Power Co. Holdings, Inc.(a)	148,600	601,721

		6,214,551

Multi-Utilities – 0.1%
Atco Ltd./Canada – Class I	3,505	129,141
Centrica PLC	239,345	618,627
Dominion Energy, Inc.	690	54,351

		802,119

Water Utilities – 0.4%
Guangdong Investment Ltd.	2,804,000	4,146,815

		11,163,485

Real Estate – 0.3%
Equity Real Estate Investment Trusts (REITs) – 0.1%
American Tower Corp.	490	72,544
Equity Residential	1,031	69,232
HCP, Inc.	18,638	555,599
Weyerhaeuser Co.	21,130	689,049

		1,386,424

Real Estate Management & Development – 0.2%
CBRE Group, Inc. – Class A(a)	35,310	1,273,985
Country Garden Holdings Co., Ltd.	165,000	219,784

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Sunac China Holdings Ltd.(e)		82,000	$246,700

			1,740,469

			3,126,893

Total Common Stocks (cost $432,087,808)			451,799,325

INVESTMENT COMPANIES – 30.4%
Funds and Investment Trusts – 30.4%(i)
AB Cap Fund, Inc. – AB All Market Alternative Return Portfolio – Class ADV(j)		22,669,422	190,876,533
iShares Russell 2000 ETF		591	82,581
Vanguard FTSE Emerging Markets ETF		478,048	21,177,526
Vanguard Global ex-U.S. Real Estate ETF		598,125	35,462,831
Vanguard REIT ETF		388,983	32,690,131

Total Investment Companies (cost $278,184,056)			280,289,602

		Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADE – 5.5%
Industrial – 4.5%
Basic – 0.5%
AK Steel Corp. 7.625%, 10/01/21(e)	$	71	73,992
Aleris International, Inc. 7.875%, 11/01/20		43	41,888
ArcelorMittal 6.125%, 6/01/18		89	91,168
7.25%, 3/01/41		124	143,996
7.50%, 10/15/39		200	235,905
Artsonig Pty Ltd. 11.50%, 4/01/19(f)(k)		174	1,741
CF Industries, Inc. 3.45%, 6/01/23(e)		81	78,417
5.375%, 3/15/44		53	48,391
Cleveland-Cliffs, Inc. 5.75%, 3/01/25(h)		212	206,984
Constellium NV 5.75%, 5/15/24(e)(h)		250	254,470
ERP Iron Ore, LLC 9.299%, 12/31/19(b)(c)(d)(k)		24	23,914

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Freeport-McMoRan, Inc. 2.375%, 3/15/18	$	74	$73,723
3.55%, 3/01/22		204	200,726
3.875%, 3/15/23		186	183,471
6.75%, 2/01/22		79	82,266
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(h)		128	137,608
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(h)		385	436,133
Lecta SA 6.50%, 8/01/23(h)	EUR	84	104,370
Lundin Mining Corp. 7.875%, 11/01/22(h)	$	133	145,228
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)		146	1
Momentive Performance Materials, Inc. 3.88%, 10/24/21		114	114,271
8.875%, 10/15/20(a)(b)(c)(g)		114	– 0	–
Novelis Corp. 6.25%, 8/15/24(h)		205	215,971
Pactiv LLC 7.95%, 12/15/25		100	112,252
Peabody Energy Corp. 6.00%, 11/15/18-3/31/22(a)(b)(c)(d)		240	13,092
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(h)		152	158,656
Sealed Air Corp. 6.875%, 7/15/33(h)		170	199,405
SPCM SA 4.875%, 9/15/25(h)		142	145,720
Steel Dynamics, Inc. 5.125%, 10/01/21		11	10,913
Teck Resources Ltd. 5.20%, 3/01/42		88	86,460
5.40%, 2/01/43		79	77,957
6.25%, 7/15/41		137	150,214
8.50%, 6/01/24(h)		10	11,473
United States Steel Corp. 6.875%, 8/15/25		139	141,455
8.375%, 7/01/21(h)		103	114,073
Valvoline, Inc. 5.50%, 7/15/24(h)		17	18,063
W.R. Grace & Co.-Conn 5.625%, 10/01/24(h)		23	24,666

			4,159,033

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Apex Tool Group LLC 7.00%, 2/01/21(h)	$	84	$76,795
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(k)	EUR	137	174,376
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(h)	$	191	196,320
4.625%, 5/15/23(h)		43	43,727
7.25%, 5/15/24(h)		7	7,827
B456 Systems, Inc. 3.75%, 4/15/16(a)(b)(d)		50	3,899
Ball Corp. 4.375%, 12/15/20		88	91,872
5.00%, 3/15/22		142	152,869
Bombardier, Inc. 5.75%, 3/15/22(e)(h)		364	370,428
6.00%, 10/15/22(h)		14	14,264
8.75%, 12/01/21(h)		4	4,416
BWAY Holding Co. 5.50%, 4/15/24(e)(h)		157	163,584
Clean Harbors, Inc. 5.125%, 6/01/21		120	122,654
5.25%, 8/01/20		10	9,902
CNH Industrial Capital LLC 3.375%, 7/15/19		62	63,232
3.625%, 4/15/18		43	42,797
3.875%, 7/16/18		70	71,088
4.375%, 4/05/22		93	97,001
EnPro Industries, Inc. 5.875%, 9/15/22		61	63,634
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(h)		155	159,281
GFL Environmental, Inc. 5.625%, 5/01/22(h)		195	201,412
9.875%, 2/01/21(h)		69	73,758
Jefferson Smurfit Corp./US 8.25%, 10/01/49(a)(b)(c)(d)		118	– 0	–
KLX, Inc. 5.875%, 12/01/22(h)		60	63,147
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(h)		47	49,874
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(a)(b)(c)(d)(q)		122	– 0	–
TA MFG. Ltd. 3.625%, 4/15/23(h)	EUR	71	86,725
TransDigm, Inc. 6.375%, 6/15/26	$	177	182,244

			2,587,126

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.6%
Altice Financing SA 6.625%, 2/15/23(h)	$	162	$170,830
7.50%, 5/15/26(h)		285	312,548
Altice Luxembourg SA 7.25%, 5/15/22(h)	EUR	57	72,583
7.625%, 2/15/25(e)(h)	$	200	216,608
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23-5/01/27(h)		223	230,504
5.25%, 9/30/22		15	15,323
5.375%, 5/01/25(h)		30	31,032
5.875%, 5/01/27(h)		48	51,096
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		98	100,879
Series B 6.50%, 11/15/22		122	125,887
CSC Holdings LLC 6.625%, 10/15/25(h)		6	6,980
7.625%, 7/15/18		122	127,127
10.125%, 1/15/23(h)		236	273,170
DISH DBS Corp. 5.00%, 3/15/23		28	29,214
5.125%, 5/01/20		29	30,637
6.75%, 6/01/21		49	53,801
7.875%, 9/01/19		44	48,176
Gray Television, Inc. 5.875%, 7/15/26(h)		85	87,536
iHeartCommunications, Inc. 6.875%, 6/15/18		121	72,551
9.00%, 12/15/19-9/15/22(e)		410	307,566
11.25%, 3/01/21(h)		25	18,164
Lamar Media Corp. 5.875%, 2/01/22		14	14,597
McClatchy Co. (The) 9.00%, 12/15/22		94	97,836
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(e)(h)		97	92,932
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		115	119,872
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(h)		18	17,707

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Netflix, Inc. 4.375%, 11/15/26(h)	$	220	$214,704
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(e)(h)		43	42,126
RR Donnelley & Sons Co. 7.875%, 3/15/21(e)		70	74,435
SFR Group SA 6.00%, 5/15/22(h)		165	172,705
7.375%, 5/01/26(h)		450	485,627
Sinclair Television Group, Inc. 6.125%, 10/01/22		41	42,311
TEGNA, Inc. 4.875%, 9/15/21(h)		111	113,079
5.125%, 7/15/20		62	63,311
5.50%, 9/15/24(h)		12	12,661
Time, Inc. 5.75%, 4/15/22(e)(h)		45	46,163
Townsquare Media, Inc. 6.50%, 4/01/23(h)		16	16,366
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(h)		68	70,734
Univision Communications, Inc. 5.125%, 2/15/25(h)		232	233,277
Urban One, Inc. 7.375%, 4/15/22(h)		168	170,621
9.25%, 2/15/20(e)(h)		114	110,009
Videotron Ltd. 5.00%, 7/15/22		45	48,649
Virgin Media Finance PLC 4.875%, 2/15/22		6	5,321
Virgin Media Secured Finance PLC 4.875%, 1/15/27(h)	GBP	165	222,330
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK ), 7/15/19(h)(k)	$	32	31,881
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(h)		7	7,267
Ziggo Bond Finance BV 5.875%, 1/15/25(h)		44	45,251
Ziggo Secured Finance BV 5.50%, 1/15/27(h)		268	276,198

			5,230,182

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.5%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(h)	GBP	53	$72,875
C&W Senior Financing Designated Activity Co. 6.875%, 9/15/27(e)(h)	$	200	207,824
CenturyLink, Inc. Series S 6.45%, 6/15/21		72	74,962
Series T 5.80%, 3/15/22		123	121,915
Series U 7.65%, 3/15/42		39	34,647
Series W 6.75%, 12/01/23(e)		82	83,931
Embarq Corp. 7.995%, 6/01/36		140	142,613
Frontier Communications Corp. 6.25%, 9/15/21(e)		51	43,452
7.125%, 1/15/23		103	80,653
7.625%, 4/15/24		133	105,228
7.875%, 1/15/27		31	22,604
8.75%, 4/15/22		64	53,980
9.00%, 8/15/31		23	18,260
10.50%, 9/15/22		137	123,787
11.00%, 9/15/25		160	139,612
Hughes Satellite Systems Corp. 6.50%, 6/15/19		71	75,811
7.625%, 6/15/21		47	53,084
Intelsat Jackson Holdings SA 5.50%, 8/01/23		268	224,404
7.25%, 10/15/20		72	68,834
7.50%, 4/01/21		32	29,873
8.00%, 2/15/24(e)(h)		25	26,695
9.50%, 9/30/22(h)		107	127,060
9.75%, 7/15/25(h)		147	149,545
Level 3 Communications, Inc. 5.75%, 12/01/22		18	18,977
Level 3 Financing, Inc. 5.25%, 3/15/26		164	168,001
Sable International Finance Ltd. 6.875%, 8/01/22(h)		102	109,926
SoftBank Group Corp. 4.50%, 4/15/20, TBA(h)		182	188,168
Sprint Capital Corp. 8.75%, 3/15/32		162	201,117

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sprint Communications, Inc. 7.00%, 3/01/20(h)	$	149	$162,954
9.00%, 11/15/18(h)		120	129,087
Sprint Corp. 7.125%, 6/15/24		14	15,541
7.25%, 9/15/21		119	131,397
7.625%, 2/15/25(e)		232	261,589
7.875%, 9/15/23		60	68,769
T-Mobile USA, Inc. 6.50%, 1/15/24-1/15/26		152	162,630
Telecom Italia Capital SA 6.375%, 11/15/33		136	155,833
7.20%, 7/18/36		148	184,318
7.721%, 6/04/38		68	87,426
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(h)		28	27,950
8.25%, 10/15/23		413	404,300
Wind Acquisition Finance SA 4.75%, 7/15/20(h)		128	129,109
6.50%, 4/30/20(h)		78	80,740
Windstream Services LLC 7.50%, 4/01/23		56	43,376
7.75%, 10/01/21(e)		58	46,042
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(h)		205	217,325

			5,076,224

Consumer Cyclical - Automotive – 0.1%
BCD Acquisition, Inc. 9.625%, 9/15/23(h)		269	295,413
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(h)		143	144,360
Dana Financing Luxembourg SARL 6.50%, 6/01/26(h)		60	64,488
Dana, Inc. 5.375%, 9/15/21(e)		29	29,859
5.50%, 12/15/24		137	142,873
Exide Technologies 7.00%, 4/30/25(b)(f)(k)		9	4,851
Series AI 7.00%, 4/30/25(b)(d)(k)		211	116,285
11.00% (11.00% Cash or 7.00% PIK), 4/30/22(b)(f)(k)		80	67,582
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK ), 9/15/21(h)(k)		142	143,724
Meritor, Inc. 6.25%, 2/15/24		69	72,749

			1,082,184

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.0%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25	$	30	$28,908
5.875%, 11/15/26		142	133,541
National CineMedia LLC 5.75%, 8/15/26		33	28,415
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(h)		83	88,847

			279,711

Consumer Cyclical - Other – 0.4%
Beazer Homes USA, Inc. 5.75%, 6/15/19		35	36,996
6.75%, 3/15/25		64	67,097
8.75%, 3/15/22		155	171,601
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(a)(b)(l)		154	141,850
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20(e)		79	81,289
CalAtlantic Group, Inc. 6.25%, 12/15/21		55	60,994
8.375%, 5/15/18		150	156,586
Diamond Resorts International, Inc. 7.75%, 9/01/23(e)(h)		60	64,428
Eldorado Resorts, Inc. 6.00%, 4/01/25		40	42,046
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21(e)		14	14,756
4.875%, 11/01/20(e)		18	19,473
5.375%, 11/01/23		18	19,235
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		103	92,076
10.00%, 7/15/22(h)		220	225,740
10.50%, 7/15/24(h)		219	228,927
KB Home 4.75%, 5/15/19		140	143,205
7.00%, 12/15/21		54	60,339
7.50%, 9/15/22		25	28,451
8.00%, 3/15/20		14	15,887
Lennar Corp. 4.125%, 12/01/18		71	72,204
4.50%, 11/15/19		148	153,236
MDC Holdings, Inc. 5.50%, 1/15/24		14	15,341
5.625%, 2/01/20		57	60,961
6.00%, 1/15/43		283	271,577

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Meritage Homes Corp. 6.00%, 6/01/25	$	52	$55,637
7.00%, 4/01/22		11	12,059
MGM Resorts International 8.625%, 2/01/19		110	119,733
Pinnacle Entertainment, Inc. 5.625%, 5/01/24		30	31,325
PulteGroup, Inc. 5.00%, 1/15/27(e)		21	21,947
6.00%, 2/15/35		130	132,966
7.875%, 6/15/32		26	30,068
RSI Home Products, Inc. 6.50%, 3/15/23(h)		274	288,994
Scientific Games International, Inc. 7.00%, 1/01/22(h)		81	86,360
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(h)		18	18,166
6.125%, 4/01/25(h)		146	150,375
Standard Industries, Inc./NJ 5.125%, 2/15/21(h)		50	52,033
6.00%, 10/15/25(h)		74	80,025
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(h)		47	46,144
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(h)		43	44,865
Toll Brothers Finance Corp. 4.00%, 12/31/18		36	36,919
4.875%, 3/15/27		27	27,771
5.875%, 2/15/22		86	94,903

			3,574,585

Consumer Cyclical - Restaurants – 0.0%
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(h)	GBP	2	2,533
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(h)		71	93,248

			95,781

Consumer Cyclical - Retailers – 0.1%
FirstCash, Inc. 5.375%, 6/01/24(h)	$	171	179,596
Group 1 Automotive, Inc. 5.00%, 6/01/22		98	99,771
Hanesbrands, Inc. 4.875%, 5/15/26(h)		51	53,039
JC Penney Corp., Inc. 6.375%, 10/15/36(e)		37	26,587

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

L Brands, Inc. 6.875%, 11/01/35(e)	$	226	$215,887
7.00%, 5/01/20		106	116,618
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(e)(h)		259	132,319
Penske Automotive Group, Inc. 5.50%, 5/15/26		62	62,880
PetSmart, Inc. 7.125%, 3/15/23(h)		154	125,595
Rite Aid Corp. 6.125%, 4/01/23(e)(h)		44	43,169
Sonic Automotive, Inc. 5.00%, 5/15/23		153	149,018
6.125%, 3/15/27		47	47,409

			1,251,888

Consumer Non - Cyclical – 0.7%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		139	144,882
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(h)		140	131,505
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 3/15/25		60	53,728
6.625%, 6/15/24		213	203,564
Alere, Inc. 6.375%, 7/01/23(h)		19	20,715
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK ), 9/15/18(h)(k)		96	30,612
9.25%, 2/15/19(e)(h)		159	136,718
Boparan Finance PLC 5.50%, 7/15/21(h)	GBP	101	128,054
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(h)	EUR	107	136,510
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(e)	$	400	331,916
7.125%, 7/15/20(e)		385	362,497
8.00%, 11/15/19		23	23,212
Concordia International Corp. 7.00%, 4/15/23(h)		13	2,105
9.50%, 10/21/22(h)		145	26,148
Diamond BC BV 5.625%, 8/15/25(h)	EUR	123	148,613
Endo Finance LLC 5.75%, 1/15/22(h)	$	134	119,515
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(h)		200	166,796

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Envision Healthcare Corp. 5.125%, 7/01/22(h)	$	210	$217,974
First Quality Finance Co., Inc. 4.625%, 5/15/21(h)		233	235,686
HCA, Inc. 3.75%, 3/15/19		242	247,128
4.25%, 10/15/19		451	466,319
6.50%, 2/15/20		370	402,608
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(h)		18	18,634
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(h)		118	124,070
LifePoint Health, Inc. 5.375%, 5/01/24		21	21,955
5.875%, 12/01/23(e)		165	174,090
Mallinckrodt International Finance SA 3.50%, 4/15/18(e)		69	69,695
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(e)(h)		60	55,282
5.625%, 10/15/23(e)(h)		78	74,863
5.75%, 8/01/22(e)(h)		295	289,992
MEDNAX, Inc. 5.25%, 12/01/23(h)		24	25,072
Nature’s Bounty Co. (The) 7.625%, 5/15/21(h)		280	299,009
Post Holdings, Inc. 5.50%, 3/01/25(h)		6	5,885
6.00%, 12/15/22(h)		13	14,209
Spectrum Brands, Inc. 6.625%, 11/15/22		26	27,299
Tenet Healthcare Corp. 4.50%, 4/01/21		47	48,458
6.75%, 6/15/23		84	83,490
7.50%, 1/01/22(h)		13	14,538
8.00%, 8/01/20(e)		87	87,880
8.125%, 4/01/22		209	218,950
Valeant Pharmaceuticals International 6.375%, 10/15/20(e)(h)		470	465,967
Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20(h)		145	142,663
5.50%, 3/01/23(h)		152	128,059
5.625%, 12/01/21(h)		180	165,004
6.50%, 3/15/22(h)		33	34,839
Vizient, Inc. 10.375%, 3/01/24(h)		21	24,445

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Voyage Care Bondco PLC 5.875%, 5/01/23(h)	GBP	78	$105,015

			6,456,168

Energy – 0.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24(h)	$	56	60,036
Antero Resources Corp. 5.125%, 12/01/22		151	151,212
Berry Petroleum Co. LLC 6.375%, 9/15/22(a)(b)(c)(d)		135	– 0	–
Bill Barrett Corp. 7.00%, 10/15/22		65	57,223
8.75%, 6/15/25(e)		56	49,706
California Resources Corp. 5.50%, 9/15/21		45	19,218
6.00%, 11/15/24		12	4,879
8.00%, 12/15/22(e)(h)		446	245,926
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(e)		58	56,322
8.25%, 7/15/25		39	40,882
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		81	87,599
Chesapeake Energy Corp. 6.625%, 8/15/20(e)		244	244,791
6.875%, 11/15/20		1	1,406
8.00%, 12/15/22(e)(h)		3	3,094
Continental Resources, Inc./OK 4.50%, 4/15/23		29	28,796
4.90%, 6/01/44		62	52,353
DCP Midstream Operating LP 3.875%, 3/15/23(e)		53	51,789
5.60%, 4/01/44		229	214,186
Denbury Resources, Inc. 4.625%, 7/15/23		38	16,693
5.50%, 5/01/22		63	29,040
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		167	114,692
7.875%, 8/15/25(e)		174	174,745
Energy Transfer Equity LP 7.50%, 10/15/20		152	172,056
Ensco PLC 4.50%, 10/01/24(e)		16	11,892
5.20%, 3/15/25		113	84,558
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		18	10,340
7.75%, 9/01/22		64	38,126
8.00%, 2/15/25(h)		57	37,838
9.375%, 5/01/20		287	212,004

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gulfport Energy Corp. 6.00%, 10/15/24(h)	$	30	$29,402
6.375%, 5/15/25(h)		79	77,969
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(h)		295	284,223
Murphy Oil Corp. 6.125%, 12/01/42(n)		51	48,001
6.875%, 8/15/24		9	9,740
Murphy Oil USA, Inc. 5.625%, 5/01/27		6	6,074
Nabors Industries, Inc. 4.625%, 9/15/21		81	77,096
5.50%, 1/15/23(e)		141	132,039
Noble Holding International Ltd. 6.20%, 8/01/40		23	14,118
7.70%, 4/01/25		48	35,755
7.75%, 1/15/24(e)		112	86,518
Oasis Petroleum, Inc. 6.875%, 3/15/22(e)		7	6,822
Pacific Drilling SA 5.375%, 6/01/20(e)(h)		100	35,969
Paragon Offshore PLC 6.75%, 7/15/22(b)(h)		1	108
PHI, Inc. 5.25%, 3/15/19		203	196,251
QEP Resources, Inc. 5.25%, 5/01/23		60	57,290
5.375%, 10/01/22		81	79,175
6.875%, 3/01/21(e)		1	1,471
Range Resources Corp. 4.875%, 5/15/25(e)		62	59,687
5.00%, 8/15/22-3/15/23(h)		80	78,409
5.875%, 7/01/22(h)		13	13,224
Rowan Cos., Inc. 5.85%, 1/15/44		86	63,490
7.375%, 6/15/25		51	46,134
SandRidge Energy, Inc. 7.50%, 2/15/23(a)(b)(c)(d)		69	– 0	–
8.125%, 10/15/22(b)(c)(d)		113	– 0	–
SM Energy Co. 5.625%, 6/01/25(e)		55	49,968
6.50%, 11/15/21-1/01/23(e)		215	207,254
Southern Star Central Corp. 5.125%, 7/15/22(h)		85	86,861
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		45	44,831

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875%, 10/01/20	$	122	$123,998
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(e)(h)		143	154,450
Transocean, Inc. 5.80%, 10/15/22(e)		169	160,219
6.80%, 3/15/38(e)		217	165,827
9.00%, 7/15/23(e)(h)		60	63,292
Vantage Drilling International 7.50%, 11/01/19(a)(b)(c)(d)		111	– 0	–
10.00%, 12/31/20(d)(f)		2	2,083
10.00%, 12/31/20(b)(d)		3	2,777
Weatherford International Ltd. 7.75%, 6/15/21(e)		335	332,987
9.875%, 2/15/24(e)(h)		77	78,673
Whiting Petroleum Corp. 1.25%, 4/01/20		67	57,126
WPX Energy, Inc. 7.50%, 8/01/20		68	73,530

			5,314,243

Other Industrial – 0.1%
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(h)		32	33,687
American Tire Distributors, Inc. 10.25%, 3/01/22(h)		287	298,187
Belden, Inc. 5.50%, 4/15/23(h)	EUR	15	18,670
General Cable Corp. 4.50%, 11/15/29(n)	$	72	60,177
5.75%, 10/01/22		147	149,790
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		205	207,496
7.00%, 6/15/23		28	28,382
H&E Equipment Services, Inc. 5.625%, 9/01/25(h)		58	59,875
HRG Group, Inc. 7.875%, 7/15/19		111	113,168
Laureate Education, Inc. 8.25%, 5/01/25(h)		64	69,299
Travis Perkins PLC 4.50%, 9/07/23(h)	GBP	71	95,560

			1,134,291

Services – 0.2%
ADT Corp. (The) 3.50%, 7/15/22	$	57	56,549

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

APX Group, Inc. 7.875%, 12/01/22	$	87	$94,688
8.75%, 12/01/20(e)		320	328,843
Aramark Services, Inc. 5.125%, 1/15/24		16	17,307
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(h)		135	142,956
CSVC Acquisition Corp. 7.75%, 6/15/25(h)		173	166,369
eDreams ODIGEO SA 8.50%, 8/01/21(h)	EUR	175	226,691
GEO Group, Inc. (The) 5.125%, 4/01/23	$	115	115,924
5.875%, 1/15/22-10/15/24		39	40,434
IHS Markit Ltd. 5.00%, 11/01/22(h)		66	70,962
KAR Auction Services, Inc. 5.125%, 6/01/25(h)		62	64,101
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(e)(h)		68	70,149
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(h)		400	441,831
Sabre GLBL, Inc. 5.25%, 11/15/23(h)		98	100,505
Team Health Holdings, Inc. 6.375%, 2/01/25(e)(h)		50	48,536

			1,985,845

Technology – 0.2%
Ascend Learning LLC 6.875%, 8/01/25(h)		39	40,561
Avaya, Inc. 10.50%, 3/01/21(a)(b)(h)(l)		313	10,007
BMC Software Finance, Inc. 8.125%, 7/15/21(h)		417	430,939
BMC Software, Inc. 7.25%, 6/01/18		1	1,449
CommScope, Inc. 5.00%, 6/15/21(h)		52	53,776
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(h)		181	212,992
CURO Financial Technologies Corp. 12.00%, 3/01/22(h)		39	41,665
Dell International LLC/EMC Corp. 5.875%, 6/15/21(h)		78	81,649

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMC Corp. 1.875%, 6/01/18	$	222	$221,074
First Data Corp. 7.00%, 12/01/23(h)		75	80,906
Goodman Networks, Inc. 8.00%, 5/11/22(b)		50	42,174
Infor US, Inc. 6.50%, 5/15/22		140	143,589
Iron Mountain Europe PLC 6.125%, 9/15/22(h)	GBP	53	71,917
Iron Mountain, Inc. 4.375%, 6/01/21(h)	$	50	51,384
6.00%, 10/01/20(h)		18	18,287
Micron Technology, Inc. 5.25%, 8/01/23(h)		21	21,953
Nokia Oyj 5.375%, 5/15/19		4	3,822
6.625%, 5/15/39		34	39,263
Quintiles IMS, Inc. 3.25%, 3/15/25(h)	EUR	92	112,771
Sanmina Corp. 4.375%, 6/01/19(h)	$	89	91,118
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(h)		188	213,972
Western Digital Corp. 10.50%, 4/01/24		123	146,449

			2,131,717

Transportation - Services – 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23(e)		362	364,385
CEVA Group PLC 9.00%, 9/01/21(h)		256	232,926
Europcar Groupe SA 5.75%, 6/15/22(h)	EUR	17	21,391
Herc Rentals, Inc. 7.75%, 6/01/24(e)(h)	$	30	32,493
Hertz Corp. (The) 5.875%, 10/15/20(e)		54	51,863
7.375%, 1/15/21(e)		260	256,581
7.625%, 6/01/22(e)(h)		111	112,532
Loxam SAS 3.50%, 5/03/23(h)	EUR	71	88,173
4.25%, 4/15/24(h)		71	90,754
United Rentals North America, Inc. 5.75%, 11/15/24	$	36	38,691

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

XPO CNW, Inc. 6.70%, 5/01/34	$	86		$82,821
XPO Logistics, Inc. 6.125%, 9/01/23(h)		30		31,003

				1,403,613

				41,762,591

Financial Institutions – 0.8%
Banking – 0.5%
Allied Irish Banks PLC 7.375%, 12/03/20(h)(o)	EUR	200		262,668
Ally Financial, Inc. 3.25%, 2/13/18	$	72		71,793
4.125%, 3/30/20		295		303,142
4.75%, 9/10/18		136		139,300
8.00%, 12/31/18-11/01/31		257		299,587
Banco Bilbao Vizcaya Argentaria SA 8.875%, 4/14/21(h)(o)	EUR	142		196,190
Bank of America Corp. Series AA 6.10%, 3/17/25(o)	$	243		266,335
Barclays Bank PLC 6.86%, 6/15/32(h)(o)		35		42,581
Barclays PLC 8.00%, 12/15/20(o)	EUR	342		452,567
CIT Group, Inc. 3.875%, 2/19/19	$	14		14,492
5.50%, 2/15/19(h)		147		154,139
Citigroup Capital XVIII 1.187% (LIBOR 3 Month + 0.89%), 6/28/67(p)	GBP	185		214,284
Citigroup, Inc. 5.95%, 1/30/23(o)	$	366		394,257
Countrywide Capital III Series B 8.05%, 6/15/27		113		147,093
Credit Agricole SA 7.589%, 1/30/20(h)(o)	GBP	106		153,514
8.125%, 12/23/25(h)(o)	$	200		237,008
Credit Suisse Group AG 7.50%, 12/11/23(h)(o)		200		225,064
Intesa Sanpaolo SpA Series E 3.928%, 9/15/26(h)	EUR	180		230,592
Lloyds Banking Group PLC 6.657%, 5/21/37(h)(o)	$	53		61,048
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(o)		– 0	–*	492
Societe Generale SA 8.00%, 9/29/25(h)(o)		320		367,084

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 7.50%, 4/02/22(h)(o)	$	163	$176,474
UBS Group AG 7.00%, 2/19/25(h)(o)		200	223,318
Zions Bancorporation 5.65%, 11/15/23		34	35,187

			4,668,209

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(a)(b)(q)		1,030	65,637
LPL Holdings, Inc. 5.75%, 9/15/25(h)		59	61,404

			127,041

Finance – 0.2%
Enova International, Inc. 8.50%, 9/01/24(h)		100	99,988
9.75%, 6/01/21		141	149,001
Lincoln Finance Ltd. 6.875%, 4/15/21(h)	EUR	62	79,151
Navient Corp. 4.625%, 9/25/17	$	102	102,095
4.875%, 6/17/19		250	258,244
5.00%, 10/26/20		115	117,935
5.875%, 3/25/21		1	1,484
6.50%, 6/15/22		79	83,079
7.25%, 1/25/22		31	34,032
8.00%, 3/25/20		237	262,310
SLM Corp. 5.125%, 4/05/22		30	31,056
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(h)		225	209,765

			1,428,140

Insurance – 0.0%
Galaxy Bidco Ltd. 6.375%, 11/15/20(h)	GBP	11	14,059
Liberty Mutual Group, Inc. 7.80%, 3/15/37(h)	$	298	376,088

			390,147

Other Finance – 0.1%
Creditcorp 12.00%, 7/15/18(f)		81	71,693
Intrum Justitia AB 2.75%, 7/15/22(h)	EUR	130	156,306
3.125%, 7/15/24(h)		100	119,640

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LHC3 PLC 4.125%, 8/15/24(h)(k)	EUR	146	$175,459
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(h)	$	142	145,119
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.75%, 6/15/22(h)		15	15,562

			683,779

REITS – 0.0%
MPT Operating Partnership LP/MPT Finance Corp. 5.25%, 8/01/26		96	100,206
5.50%, 5/01/24		5	5,222

			105,428

			7,402,744

Utility – 0.2%
Electric – 0.2%
AES Corp./VA 4.875%, 5/15/23		78	79,866
7.375%, 7/01/21		123	139,747
Calpine Corp. 5.375%, 1/15/23(e)		63	60,056
5.50%, 2/01/24		11	9,862
5.75%, 1/15/25(e)		138	126,547
DPL, Inc. 6.75%, 10/01/19		61	63,774
Dynegy, Inc. 5.875%, 6/01/23(e)		18	18,256
7.375%, 11/01/22(e)		301	311,795
7.625%, 11/01/24(e)		16	16,814
NRG Energy, Inc. 6.25%, 7/15/22-5/01/24		180	187,050
7.875%, 5/15/21		23	24,130
Talen Energy Supply LLC 4.60%, 12/15/21(e)		81	65,570
6.50%, 5/01/18-6/01/25		74	65,299
Texas Competitive/TCEH 11.50%, 10/01/20(a)(b)(c)(f)		142	– 0	–
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(h)	EUR	72	89,545

			1,258,311

Total Corporates – Non-Investment Grade (cost $50,310,732)			50,423,646

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 1.4%
Argentina – 0.2%
Argentina POM Politica Monetaria Series POM 26.25% (ARPP7DRR), 6/21/20(p)	ARS	1,032	$60,400
Argentine Bonos del Tesoro 15.50%, 10/17/26		5,984	359,149
16.00%, 10/17/23		10,432	601,136
18.20%, 10/03/21		14,384	848,869
21.20%, 9/19/18		6,366	364,528

			2,234,082

Brazil – 0.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/25	BRL	20,638	6,660,843

Dominican Republic – 0.1%
Dominican Republic International Bond 16.00%, 7/10/20(f)	DOP	25,000	609,311

Turkey – 0.4%
Turkey Government Bond 11.00%, 2/24/27	TRY	6,712	2,016,355
11.10%, 5/15/19		4,030	1,162,965

			3,179,320

Total Emerging Markets – Treasuries (cost $12,480,853)			12,683,556

CORPORATES – INVESTMENT GRADE – 1.1%
Industrial – 0.6%
Basic – 0.1%
Anglo American Capital PLC 3.75%, 4/10/22(h)	$	157	159,753
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22(h)		28	32,047
Fresnillo PLC 5.50%, 11/13/23(h)		200	221,250
Gerdau Trade, Inc. 4.75%, 4/15/23(h)		290	295,800
Glencore Finance Canada Ltd. 6.00%, 11/15/41(h)		11	13,242
Glencore Funding LLC 4.00%, 4/16/25(h)		12	12,296
Southern Copper Corp. 3.875%, 4/23/25		99	103,049

			837,437

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.0%
Embraer Netherlands Finance BV 5.40%, 2/01/27	$	97	$103,637
General Electric Co. Series D 5.00%, 1/21/21(o)		122	128,602
Masco Corp. 5.95%, 3/15/22		33	36,652
7.125%, 3/15/20		3	3,638

			272,529

Communications - Media – 0.1%
21st Century Fox America, Inc. 4.00%, 10/01/23		78	83,355
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		153	163,827
Time Warner, Inc. 4.05%, 12/15/23(e)		57	61,071
Viacom, Inc. 4.375%, 3/15/43		330	283,324

			591,577

Communications - Telecommunications – 0.1%
AT&T, Inc. 5.15%, 2/14/50		305	307,800
5.45%, 3/01/47		94	99,384
Qwest Corp. 6.75%, 12/01/21		123	134,337
6.875%, 9/15/33		27	26,593

			568,114

Consumer Cyclical -Automotive – 0.0%
General Motors Co. 5.40%, 4/01/48		151	152,823
6.25%, 10/02/43		185	206,887
General Motors Financial Co., Inc. 3.10%, 1/15/19		64	64,667

			424,377

Consumer Cyclical - Entertainment – 0.0%
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		11	10,923

Consumer Cyclical - Other – 0.0%
DR Horton, Inc. 4.00%, 2/15/20		108	112,037

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(h)	$	65	$66,258

			178,295

Consumer Cyclical - Retailers – 0.0%
AutoNation, Inc. 4.50%, 10/01/25		128	135,921

Consumer Non-Cyclical – 0.1%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		91	93,246
BRF SA 4.75%, 5/22/24(h)		200	200,500
Constellation Brands, Inc. 3.75%, 5/01/21		51	53,416
Teva Pharmaceutical Finance Netherlands III BV 1.70%, 7/19/19		94	91,072
3.15%, 10/01/26(e)		287	262,881
Universal Health Services, Inc. 4.75%, 8/01/22(h)		155	160,120

			861,235

Energy – 0.1%
Cenovus Energy, Inc. 3.00%, 8/15/22		13	12,368
3.80%, 9/15/23		6	5,662
4.45%, 9/15/42		75	62,919
5.70%, 10/15/19		23	24,649
6.75%, 11/15/39		4	3,827
Ecopetrol SA 5.375%, 6/26/26		140	149,100
5.875%, 5/28/45		37	35,856
EnLink Midstream Partners LP 4.15%, 6/01/25		63	63,376
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		28	35,564
Marathon Oil Corp. 5.20%, 6/01/45		39	38,182
6.60%, 10/01/37		18	19,915
MPLX LP 4.125%, 3/01/27		38	38,171
4.50%, 7/15/23		19	20,376
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		98	102,653
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		99	105,010
Shell International Finance BV 2.25%, 11/10/20		276	279,505

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Williams Partners LP 3.35%, 8/15/22	$	95	$96,673
5.10%, 9/15/45		54	56,419

			1,150,225

Technology – 0.1%
Dell International LLC/EMC Corp. 5.45%, 6/15/23(h)		92	100,720
Hewlett Packard Enterprise Co. 6.35%, 10/15/45		9	9,022
Micron Technology, Inc. 7.50%, 9/15/23		43	48,032
Seagate HDD Cayman 4.75%, 1/01/25		68	66,227
4.875%, 3/01/24-6/01/27		319	304,173
Western Digital Corp. 7.375%, 4/01/23(h)		87	95,485

			623,659

			5,654,292

Financial Institutions – 0.5%
Banking – 0.3%
BNP Paribas SA 7.625%, 3/30/21(h)(o)		142	155,301
BPCE SA 5.70%, 10/22/23(h)		200	223,054
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		223	232,788
Deutsche Bank AG Series G 3.375%, 5/12/21(e)		123	125,458
DNB Bank ASA Series 6.50%, 3/26/22(h)(o)		201	216,169
HSBC Capital Funding Dollar 1 LP 10.176%, 6/30/30(h)(o)		45	72,070
HSBC Holdings PLC 6.00%, 9/29/23-5/22/27(o)		362	422,817
JPMorgan Chase & Co. 2.295%, 8/15/21		118	117,913
Series V 5.00%, 7/01/19(e)(o)		11	11,545
Morgan Stanley 5.00%, 11/24/25		211	232,235
Nationwide Building Society 4.00%, 9/14/26(h)		177	178,366
Royal Bank of Scotland Group PLC 3.875%, 9/12/23		142	145,030
Santander Holdings USA, Inc. 4.40%, 7/13/27(h)		141	144,806

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 3.95%, 1/11/23(h)	$	142	$144,741
UBS Group Funding Switzerland AG 2.65%, 2/01/22(h)		156	155,879
US Bancorp Series J 5.30%, 4/15/27(o)		43	46,207
Wells Fargo & Co. 4.125%, 8/15/23		214	228,040

			2,852,419

Brokerage – 0.0%
GFI Group, Inc. 8.375%, 7/19/18		83	87,207

Finance – 0.0%
International Lease Finance Corp. 8.875%, 9/01/17		157	156,601

Insurance – 0.1%
Allstate Corp. (The) 6.50%, 5/15/57		191	226,175
American International Group, Inc. 8.175%, 5/15/58		110	149,907
Chubb Corp. (The) 3.554% (LIBOR 3 Month + 2.25%), 4/15/37(p)		70	69,871
MetLife, Inc. 6.40%, 12/15/36		275	316,990
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(h)		75	127,121
Prudential Financial, Inc. 5.625%, 6/15/43		170	184,410

			1,074,474

REITS – 0.1%
DDR Corp. 7.875%, 9/01/20		28	33,189
EPR Properties 7.75%, 7/15/20		118	133,403
HCP, Inc. 4.25%, 11/15/23		120	128,971
Senior Housing Properties Trust 6.75%, 12/15/21		21	23,890
VEREIT Operating Partnership LP 4.875%, 6/01/26		19	20,578
Welltower, Inc. 4.95%, 1/15/21		80	86,427

			426,458

			4,597,159

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.0%
Electric – 0.0%
Duke Energy Corp. 3.95%, 10/15/23	$	212	$225,976
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(h)		106	109,347
FirstEnergy Corp. Series B 4.25%, 3/15/23		21	21,735

			357,058

Total Corporates – Investment Grade (cost $10,448,477)			10,608,509

GOVERNMENTS – TREASURIES – 1.1%
Malaysia – 0.1%
Malaysia Government Bond Series 511 3.58%, 9/28/18	MYR	2,185	514,020

Mexico – 0.6%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	2,923	152,278
6.50%, 6/10/21		71,481	3,959,055
8.00%, 6/11/20		20,178	1,162,383
Series M 20 7.50%, 6/03/27		11,941	698,795
10.00%, 12/05/24		3,906	258,787

			6,231,298

Russia – 0.2%
Russian Federal Bond – OFZ Series 6212 7.05%, 1/19/28	RUB	21,257	353,821
Series 6217 7.50%, 8/18/21		81,638	1,401,083

			1,754,904

South Africa – 0.1%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	4,549	313,827
Series R186 10.50%, 12/21/26		8,272	713,077
Series R213 7.00%, 2/28/31		1,724	109,908

			1,136,812

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 0.1%
U.S. Treasury Bonds 3.125%, 11/15/41	$	329	$356,509
U.S. Treasury Notes 1.875%, 8/31/22		184	185,533

			542,042

Uruguay – 0.0%
Uruguay Government International Bond 9.875%, 6/20/22(h)	UYU	2,522	93,151

Total Governments – Treasuries (cost $9,984,247)			10,272,227

EMERGING MARKETS – SOVEREIGNS – 0.9%
Angola – 0.0%
Angolan Government International Bond 9.50%, 11/12/25(h)	$	335	359,706

Argentina – 0.2%
Argentine Republic Government International Bond 6.875%, 1/26/27		1,350	1,453,275
5.625%, 1/26/22		64	66,708

			1,519,983

Bahrain – 0.0%
Bahrain Government International Bond 7.00%, 10/12/28(h)		200	206,000

Cameroon – 0.0%
Republic of Cameroon International Bond 9.50%, 11/19/25(h)		200	235,500

Dominican Republic – 0.1%
Dominican Republic International Bond 5.95%, 1/25/27(h)		220	237,600
8.625%, 4/20/27(h)		425	516,375

			753,975

Ecuador – 0.1%
Ecuador Government International Bond 10.50%, 3/24/20(h)		205	219,606
10.75%, 3/28/22(h)		270	295,988

			515,594

Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(h)		407	424,806

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gabon – 0.0%
Gabon Government International Bond 6.375%, 12/12/24(h)	$	360	$354,600

Honduras – 0.0%
Honduras Government International Bond 6.25%, 1/19/27(e)(h)		180	193,500

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 3/03/28(h)		360	374,400

Jamaica – 0.0%
Jamaica Government International Bond 7.875%, 7/28/45		200	245,000

Mongolia – 0.0%
Mongolia Government International Bond 5.125%, 12/05/22(h)		270	261,225

Nigeria – 0.0%
Nigeria Government International Bond 6.75%, 1/28/21(h)		200	215,000

Senegal – 0.1%
Senegal Government International Bond 6.25%, 5/23/33(h)		365	376,560

Sri Lanka – 0.0%
Sri Lanka Government International Bond 6.20%, 5/11/27(h)		220	231,000

Turkey – 0.1%
Turkey Government International Bond 6.00%, 3/25/27		340	373,150

Ukraine – 0.1%
Ukraine Government International Bond 7.75%, 9/01/23-9/01/24(h)		765	792,142

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 9/15/27		815	319,887

Zambia – 0.0%
Zambia Government International Bond 8.50%, 4/14/24(h)		200	217,000

Total Emerging Markets – Sovereigns (cost $7,940,118)			7,969,028

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%
Risk Share Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.384% (LIBOR 1 Month + 7.15%), 7/25/23(p)	$	35	$43,034
Series 2013-DN2, Class M2 5.484% (LIBOR 1 Month + 4.25%), 11/25/23(p)		128	142,140
Series 2014-DN1, Class M3 5.734% (LIBOR 1 Month + 4.50%), 2/25/24(p)		89	101,819
Series 2014-HQ2, Class M3 4.984% (LIBOR 1 Month + 3.75%), 9/25/24(p)		131	146,573
Series 2014-HQ3, Class M3 5.984% (LIBOR 1 Month + 4.75%), 10/25/24(p)		460	499,266
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 6.484% (LIBOR 1 Month + 5.25%), 10/25/23(p)		35	40,771
Series 2014-C01, Class M2 5.634% (LIBOR 1 Month + 4.40%), 1/25/24(p)		66	73,382
Series 2014-C04, Class 2M2 6.234% (LIBOR 1 Month + 5.00%), 11/25/24(p)		428	477,844
Series 2015-C01, Class 1M2 5.534% (LIBOR 1 Month + 4.30%), 2/25/25(p)		319	338,788
Series 2015-C01, Class 2M2 5.784% (LIBOR 1 Month + 4.55%), 2/25/25(p)		198	212,644
Series 2015-C02, Class 1M2 5.234% (LIBOR 1 Month + 4.00%), 5/25/25(p)		312	334,376
Series 2015-C02, Class 2M2 5.234% (LIBOR 1 Month + 4.00%), 5/25/25(p)		314	329,898
Series 2015-C03, Class 1M2 6.234% (LIBOR 1 Month + 5.00%), 7/25/25(p)		16	17,947
Series 2015-C03, Class 2M2 6.234% (LIBOR 1 Month + 5.00%), 7/25/25(p)		435	476,496

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C03, Class 2M2 7.134% (LIBOR 1 Month + 5.90%), 10/25/28(p)	$	440	$502,721
Series 2016-C05, Class 2M2 5.684% (LIBOR 1 Month + 4.45%), 1/25/29(p)		465	504,271
Series 2016-C07, Class 2M2 5.584% (LIBOR 1 Month + 4.35%), 5/25/29(p)		475	511,422

			4,753,392

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.831%, 5/28/35(b)		96	85,563

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		15	13,056
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		22	18,846

			31,902

Total Collateralized Mortgage Obligations (cost $4,918,849)			4,870,857

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.5%
Basic – 0.1%
Consolidated Energy Finance SA 6.875%, 6/15/25(h)		200	208,058
First Quantum Minerals Ltd. 7.00%, 2/15/21(h)		33	33,559
7.25%, 5/15/22-4/01/23(h)		342	351,143
Stillwater Mining Co. 6.125%, 6/27/22(h)		200	202,304
7.125%, 6/27/25(h)		200	204,648

			999,712

Capital Goods – 0.0%
CIMPOR Financial Operations BV 5.75%, 7/17/24(e)(h)		200	180,440
Odebrecht Finance Ltd. 5.25%, 6/27/29(h)		200	77,500
7.125%, 6/26/42(h)		230	94,421

			352,361

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Columbus Cable Barbados Ltd. 7.375%, 3/30/21(h)	$	200	$213,788
Digicel Group Ltd. 8.25%, 9/30/20(e)(h)		315	303,857
Digicel Ltd. 6.75%, 3/01/23(h)		89	84,922

			602,567

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(b)(c)(f)(k)		34	2,405
K2016470260 South Africa Ltd. 25.00%, 12/31/22(b)(c)(f)(k)		8	7,488

			9,893

Consumer Non-Cyclical – 0.1%
Arcelik AS 5.00%, 4/03/23(h)		69	71,353
Marfrig Holdings Europe BV 6.875%, 6/24/19(h)		200	205,750
Minerva Luxembourg SA 6.50%, 9/20/26(h)		362	362,607
Tonon Luxembourg SA 7.25%, 1/24/20(a)(b)(f)(k)(l)		14	1,534
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(a)(f)(l)		434	15,184

			656,428

Energy – 0.1%
CHC Group LLC/CHC Finance Ltd. Series AI 0.00%, 10/01/20(a)(f)(m)		158	240,884
Petrobras Global Finance BV 6.125%, 1/17/22		185	195,980
8.375%, 5/23/21		57	64,369
8.75%, 5/23/26		300	358,494
YPF SA 6.95%, 7/21/27(h)		111	118,442
16.50%, 5/09/22(h)	ARS	1,193	64,323

			1,042,492

Other Industrial – 0.0%
Noble Group Ltd. 6.75%, 1/29/20(h)	$	145	58,000

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(h)		17	17,245
Latam Finance Ltd. 6.875%, 4/11/24(h)		285	301,530

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TAM Capital 3, Inc. 8.375%, 6/03/21(h)	$	280	$286,300

			605,075

Transportation - Services – 0.0%
Rumo Luxembourg SARL 7.375%, 2/09/24(h)		200	213,500

			4,540,028

Financial Institutions – 0.0%
Finance – 0.0%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(h)		200	198,306

Total Emerging Markets – Corporate Bonds (cost $4,694,837)			4,738,334

BANK LOANS – 0.2%
Industrial – 0.2%
Basic – 0.0%
Foresight Energy LLC 7.046% (LIBOR 3 Month + 5.75%), 3/28/22(r)		32	29,766
Unifrax I LLC 5.046% (LIBOR 3 Month + 3.75%), 4/04/24(r)		27	27,423

			57,189

Capital Goods – 0.0%
Gardner Denver, Inc. 4.012% (LIBOR 2 Month + 2.75%), 7/30/24(r)		46	45,955

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.24% (LIBOR 3 Month + 4.00%), 8/07/20(r)		77	77,771

Consumer Cyclical - Entertainment – 0.0%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.296% (LIBOR 3 Month + 3.00%), 3/31/24(r)		61	59,272

Consumer Cyclical - Retailers – 0.0%
Serta Simmons Bedding, LLC 9.312% (LIBOR 3 Month + 8.00%), 11/08/24(r)		118	114,178

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Air Medical Group Holdings, Inc. 4.49% (LIBOR 1 Month + 4.00%), 4/28/22(r)	$	250	$245,813
4.49% (LIBOR 1 Month + 3.25%), 4/28/22(r)		53	51,100
Alphabet Holding Company, Inc. (aka Nature’s Bounty) 9/15/25(s)		191	189,519
Vizient, Inc. 4.734% (LIBOR 1 Month + 3.50%), 2/13/23(r)		5	4,723

			491,155

Energy – 0.0%
California Resources Corporation 11.603% (LIBOR 1 Month + 10.38%), 12/31/21(r)		113	119,130

Other Industrial – 0.0%
Travelport Finance (Luxembourg) 4.061% (LIBOR 3 Month + 2.75%), 9/02/21(r)		91	90,796

Technology – 0.1%
Avaya Inc. 6.56% (LIBOR 3 Month + 5.25%), 5/29/20(a)(l)(r)		294	247,176
8.73% (LIBOR 1 Month + 7.50%), 1/24/18(r)		16	17,149
Conduent Incorporated 5.239% (LIBOR 1 Month + 4.00%), 12/07/23(r)		12	12,082
MTS Systems Corporation 4.49% (LIBOR 3 Month + 3.25%), 7/05/23(b)(r)		65	65,755
Solera, LLC (Solera Finance, Inc.) 4.507% (LIBOR 2 Month + 3.25%), 3/03/23(r)		146	146,685

			488,847

Total Bank Loans (cost $1,563,938)			1,544,293

INFLATION–LINKED SECURITIES – 0.1%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	1,100	1,148,967

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mexico – 0.0%
Mexican Udibonos
Series S 4.00%, 11/30/28	MXN	1,474	$88,790
4.50%, 12/04/25		3,841	237,042

			325,832

Total Inflation-Linked Securities (cost $1,449,907)			1,474,799

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.1%
Options on Forward Contracts – 0.0%
MXN/USD Expiration: Aug 2018; Contracts: 80,850,000 ; Exercise Price: USD 17.50; Counterparty: Deutsche Bank AG(a)	MXN	80,850,000	74,276

Swaptions – 0.1%
IRS Swaption Expiration: Sep 2017; Contracts: 650,000;
Exercise Rate: 1.62;
Counterparty: Citibank, NA(a)	EUR	650,000	842
IRS Swaption Expiration: Sep 2017; Contracts: 620,000;
Exercise Rate: 2.64;
Counterparty: Morgan Stanley & Co. International PLC(a)	$	620,000	236
IRS Swaption Expiration: Sep 2017; Contracts: 580,000;
Exercise Rate: 2.60;
Counterparty: Morgan Stanley Capital Services LLC(a)		580,000	452
IRS Swaption Expiration: Nov 2017; Contracts: 80,000,000;
Exercise Rate: 2.14;
Counterparty: Morgan Stanley Capital Services LLC(a)		80,000,000	727,473
IRS Swaption Expiration: Sep 2017; Contracts: 590,000;
Exercise Rate: 1.61;
Counterparty: Morgan Stanley Capital Services LLC(a)	EUR	590,000	881

			729,884

Total Options Purchased-Puts (premiums paid $1,042,696)			804,160

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.666%, 7/10/47(b)(h)	$	35	$31,361
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.109%, 1/10/47(b)(h)		71	61,242
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.387%, 6/15/45(b)(h)		298	302,696
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.049%, 1/15/47(b)(h)		71	67,612
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(b)		105	104,972

			567,883

Non-Agency Floating Rate CMBS – 0.0%
CLNS Trust Series 2017-IKPR, Class F 5.729% (LIBOR 1 Month + 4.50%), 6/11/32(b)(h)(p)		110	110,926
H/2 Asset Funding NRE Series 2015-1A 2.886% (LIBOR 1 Month + 1.65%), 6/24/49(b)(f)(p)		96	95,850

			206,776

Total Commercial Mortgage-Backed Securities (cost $761,912)			774,659

ASSET-BACKED SECURITIES – 0.1%
Home Equity Loans - Floating Rate – 0.1%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.359% (LIBOR 1 Month + 1.13%), 12/25/32(b)(p)		50	48,989
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(b)(p)		194	103,147

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-6, Class 3A5 4.901%, 5/25/37(b)(p)	$	86	$134,564

			286,700

Home Equity Loans - Fixed Rate – 0.0%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(b)		140	139,027

Other ABS - Fixed Rate – 0.0%
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(b)(h)		70	72,014
Series 2016-1A, Class A23 4.97%, 5/25/46(b)(h)		39	41,327

			113,341

Total Asset-Backed Securities (cost $517,548)			539,068

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.1%
Swaptions – 0.1%
IRS Swaption Expiration: Nov 2017; Contracts: 40,000,000;
Exercise Rate: 2.14;
Counterparty: Morgan Stanley Capital Services LLC(a)		40,000,000	514,167
CDX-NAHY Series 28, 5 Year Index Expiration: Sep 2017; Contracts: 2,125,000; Exercise Rate: 1.07%; Counterparty: Morgan Stanley Capital Services LLC(a)		2,125,000	8,167
CDX-NAHY Series 28, 5 Year Index Expiration: Sep 2017; Contracts: 710,000; Exercise Rate: 1.07%; Counterparty: Morgan Stanley Capital Services LLC(a)		710,000	2,729

Total Options Purchased – Calls (premiums paid $475,588)			525,063

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Buenos Aires/Argentina 9.125%, 3/16/24(h) (cost $504,878)	$	445	$513,975

COLLATERALIZED LOAN OBLIGATIONS – 0.0%
Cayman Islands – 0.0%
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 7.595% (LIBOR 3 Month + 6.30%), 7/18/30(a)(b)(h)(p)		250	247,357

United States – 0.0%
CIFC Funding Ltd. Series 2015-4A, Class D 6.807% (LIBOR 3 Month + 5.50%), 10/20/27(b)(h)(p)		177	175,222

Total Collateralized Loan Obligations (cost $419,670)			422,579

		Shares
PREFERRED STOCKS – 0.0%
Industrial – 0.0%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%		1,190	7,675

Energy – 0.0%
Berry Petroleum Co. LLC 0.00%(a)(b)(d)		4,429	47,058
Sanchez Energy Corp. 4.875%		2,338	39,454
Tervita Corp. 0.00%(a)(c)(d)		60,772	413,663

			500,175

Technology – 0.0%
Goodman Networks, Inc. 0.00%(a)(b)(c)(d)		3,576	– 0	–

			507,850

Financial Institutions – 0.0%
Banking – 0.0%
GMAC Capital Trust I 7.10%		868	22,672
Morgan Stanley 5.85%		2,936	79,977

			102,649

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Services – 0.0%
Holdco, Inc. 0.00%(a)(b)(c)(d)		877	$87,700

			190,349

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%		1,027	28,325

Total Preferred Stocks (cost $791,620)			726,524

		Principal Amount (000)
LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.0%
United States – 0.0%
State of California
Series 2010 7.60%, 11/01/40	$	60	95,661
7.95%, 3/01/36		130	148,759

Total Local Governments – US Municipal Bonds (cost $237,540)			244,420

QUASI – SOVEREIGNS – 0.0%
Quasi – Sovereign Bonds – 0.0%
Mexico – 0.0%
Petroleos Mexicanos 5.375%, 3/13/22(h) (cost $222,912)		213	227,568

		Shares
WARRANTS – 0.0%
Information Technology – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
Smart Modular Technologies, expiring 11/05/22(a)(b)(c)(d)		461	9,146

Oil, Gas & Consumable Fuels – 0.0%
Midstates Petroleum Co., Inc., expiring 4/21/20(a)(c)(d)		2,090	1,254
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(a)		4,803	3,602
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(a)		2,019	1,010

			5,866

Diversified Financial Services – 0.0%
iPayment Holdings, Inc., expiring 12/29/22(a)(b)(c)(d)		52,132	1,256

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares		U.S. $ Value

Communications Equipment – 0.0%
FairPoint Communications, Inc., expiring 1/24/18(a)(d)		2,367		$	– 0	–

Total Warrants (cost $39,178)					16,268

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 1/01/36 (cost $264)	$	– 0	– *		266

		Shares
SHORT-TERM INVESTMENTS – 8.4%
Investment Companies – 7.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.86%(i)(j)(t) (cost $66,958,597)		66,958,597			66,958,597

		Principal Amount (000)
U.S. Treasury Bills – 1.1%
U.S. Treasury Bill Zero Coupon, 11/09/17(u) (cost $9,980,402)	$	10,000			9,980,402

Total Short-Term Investments (cost $76,938,999)					76,938,999

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $896,016,627)					918,407,725

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.86%(i)(j)(t) (cost $14,459,204)		14,459,204			14,459,204

Total Investments – 101.2% (cost $910,475,831)					932,866,929
Other assets less liabilities – (1.2)%					(11,222,456)

Net Assets – 100.0%					$921,644,473

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at August 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	78	September 2017	AUD	7,800		$8,131,418	$7,977,099	$(154,319)
10 Yr Japan Bond (OSE) Futures	169	September 2017	JPY	16,900,000		231,060,686	232,312,548	1,251,862
Bcom Commodity Index Futures	10,328	September 2017		USD 1,033		83,705,926	87,374,880	3,668,954
Canadian 10 Yr Bond Futures	30	December 2017	CAD	3,000		3,304,083	3,321,321	17,238
Euro Buxl 30 Yr Bond Futures	136	September 2017	EUR	13,600		26,931,045	27,254,464	323,419
Euro STOXX 50 Index Futures	123	September 2017	EUR	1		5,194,617	5,013,607	(181,010)
Euro-BOBL Futures	198	September 2017	EUR	19,800		31,351,968	31,382,328	30,360
Euro-Bund Futures	183	September 2017	EUR	18,300		35,851,993	35,963,087	111,094
Euro-Schatz Futures	219	December 2017	EUR	21,900		29,244,008	29,241,088	(2,920)
FTSE 100 Index Futures	19	September 2017	GBP	– 0	–**	1,827,027	1,826,084	(943)
Long Gilt Futures	312	December 2017	GBP	31,200		51,121,182	51,358,855	237,673
Mini MSCI EAFE Futures	113	September 2017	USD	6		10,664,576	10,931,620	267,044
Mini MSCI Emerging Markets Futures	242	September 2017	USD	12		12,206,335	13,143,020	936,685
Russell 2000 Mini Futures	21	September 2017	USD	1		1,489,289	1,474,620	(14,669)
S&P 500 E Mini Futures	137	September 2017	USD	7		16,669,986	16,920,185	250,199
S&P Mid 400 E-Mini Futures	78	September 2017	USD	8		13,704,869	13,497,120	(207,749)

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at August 31, 2017	Unrealized Appreciation/ (Depreciation)
S&P TSX 60 Index Futures	10	September 2017	CAD	2		$1,447,294	$1,427,027	$(20,267)
SPI 200 Futures	17	September 2017	AUD	– 0	–**	1,922,425	1,921,711	(714)
TOPIX Index Futures	17	September 2017	JPY	170		2,489,173	2,506,663	17,490
U.S. T-Note 5 Yr (CBT) Futures	675	December 2017	USD	67,500		79,795,256	79,987,500	192,244
U.S. T-Note 10 Yr (CBT) Futures	246	December 2017	USD	24,600		31,153,931	31,238,156	84,225
U.S. Ultra Bond (CBT) Futures	253	December 2017	USD	25,300		42,261,130	42,772,813	511,683

Sold Contracts
10 Yr Mini Japan Government Bond Futures	54	September 2017		JPY 540,000		7,403,355	7,422,513	(19,158)
Euro-Bund Futures	21	September 2017	EUR	2,100		4,117,958	4,126,912	(8,954)
Long Gilt Futures	10	December 2017	GBP	1,000		1,641,206	1,646,117	(4,911)
S&P 500 E-Mini Futures	189	September 2017	USD	9		22,945,190	23,342,445	(397,255)
US T-Note 5 Yr (CBT) Futures	30	December 2017	USD	3,000		3,545,610	3,555,000	(9,390)
U.S. T-Note 10 Yr (CBT) Futures	21	December 2017	USD	2,100		2,655,909	2,666,672	(10,763)
U.S. Ultra Bond (CBT) Futures	13	December 2017	USD	1,300		2,178,262	2,197,813	(19,551)

								$6,847,597

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia & New Zealand Banking Group, Ltd.	CNY	31	USD	5	9/15/17	$(148)
Bank of America, NA	RUB	40,084	USD	682	9/13/17	(8,175)
Bank of America, NA	USD	688	RUB	41,170	9/13/17	20,712
Bank of America, NA	USD	728	TWD	21,868	9/20/17	(999)
Bank of America, NA	USD	5,814	BRL	18,483	10/03/17	32,054
Bank of America, NA	USD	9,194	RUB	544,603	11/15/17	77,247
Bank of America, NA	USD	2,142	IDR	28,894,875	11/16/17	10,490
Bank of America, NA	TWD	107,958	USD	3,582	11/22/17	(18,628)
Bank of America, NA	INR	90,469	USD	1,397	11/29/17	(6,060)
Barclays Bank PLC	USD	222	MYR	955	10/26/17	1,248
Barclays Bank PLC	CHF	4,440	USD	4,616	11/15/17	(35,702)
Barclays Bank PLC	KRW	8,562,992	USD	7,637	11/15/17	17,822
Barclays Bank PLC	USD	2,801	TWD	83,940	11/15/17	(2,016)
BNP Paribas SA	AUD	1,790	USD	1,411	9/15/17	(11,794)
BNP Paribas SA	USD	2,162	NZD	2,917	9/15/17	(68,049)

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	GBP	2,475	USD	3,230	9/21/17	$27,849
BNP Paribas SA	USD	1,487	SGD	2,021	11/16/17	4,770
Citibank, NA	BRL	4,370	USD	1,388	9/05/17	331
Citibank, NA	USD	1,386	BRL	4,370	9/05/17	2,048
Citibank, NA	CHF	1,818	USD	1,887	9/14/17	(9,690)
Citibank, NA	USD	362	PEN	1,177	10/24/17	561
Citibank, NA	KRW	2,470,404	USD	2,210	10/26/17	12,104
Citibank, NA	USD	1,078	TWD	32,378	11/22/17	1,549
Citibank, NA	INR	48,187	USD	745	11/29/17	(2,775)
Credit Suisse International	BRL	14,490	USD	4,604	9/05/17	1,097
Credit Suisse International	USD	4,570	BRL	14,490	9/05/17	33,606
Credit Suisse International	CHF	1,268	USD	1,334	9/14/17	10,787
Credit Suisse International	NZD	3,893	USD	2,818	9/15/17	22,972
Credit Suisse International	USD	1,441	SEK	11,866	9/27/17	54,121
Credit Suisse International	BRL	14,490	USD	4,550	10/03/17	(33,217)
Credit Suisse International	USD	1,447	HUF	381,169	10/20/17	39,981
Credit Suisse International	USD	725	MYR	3,118	10/26/17	4,192
Credit Suisse International	CAD	421	NOK	2,637	11/29/17	2,949
Deutsche Bank AG	EUR	2,788	USD	3,194	10/04/17	(130,755)
Deutsche Bank AG	NOK	2,637	CAD	421	11/29/17	(2,950)
Goldman Sachs Bank USA	ZAR	18,197	USD	1,340	9/20/17	(55,075)
Goldman Sachs Bank USA	USD	2,170	NOK	17,960	9/27/17	145,902
Goldman Sachs Bank USA	NOK	21,583	EUR	2,317	11/15/17	(17,362)
JPMorgan Chase Bank, NA	USD	1,501	AUD	1,973	9/15/17	67,528
JPMorgan Chase Bank, NA	USD	1,431	PLN	5,189	10/20/17	24,249
JPMorgan Chase Bank, NA	CAD	4,103	USD	3,274	11/10/17	(13,812)
Morgan Stanley Capital Services, Inc.	MXN	74,808	USD	4,152	10/06/17	(10,889)
Royal Bank of Scotland PLC	AUD	2,911	USD	2,207	9/15/17	(106,108)
Royal Bank of Scotland PLC	EUR	3,804	USD	4,277	9/15/17	(253,411)
Royal Bank of Scotland PLC	USD	11,963	NOK	93,046	11/15/17	48,227
Royal Bank of Scotland PLC	USD	15,705	SEK	124,735	11/15/17	55,660
Standard Chartered Bank	BRL	18,860	USD	5,903	9/05/17	(88,417)
Standard Chartered Bank	USD	5,993	BRL	18,860	9/05/17	(1,428)
Standard Chartered Bank	AUD	3,483	USD	2,750	11/15/17	(16,237)
Standard Chartered Bank	CAD	8,457	USD	6,709	11/15/17	(67,921)
Standard Chartered Bank	CHF	7,195	USD	7,537	11/15/17	(316)
Standard Chartered Bank	GBP	5,723	USD	7,413	11/15/17	(4,391)
Standard Chartered Bank	JPY	614,539	USD	5,595	11/15/17	(13,437)
Standard Chartered Bank	NZD	5,344	USD	3,846	11/15/17	14,025
Standard Chartered Bank	SGD	6,509	USD	4,801	11/15/17	(2,485)
Standard Chartered Bank	USD	7,584	CZK	164,819	11/15/17	(28,711)
Standard Chartered Bank	USD	4,331	EUR	3,620	11/15/17	(5,050)
Standard Chartered Bank	USD	4,601	HUF	1,176,773	11/15/17	(3,527)
Standard Chartered Bank	USD	5,534	INR	356,143	11/15/17	(1,230)
Standard Chartered Bank	USD	6,729	MXN	121,007	11/15/17	(36,486)
Standard Chartered Bank	USD	3,863	PLN	13,799	11/15/17	5,882
Standard Chartered Bank	USD	8,324	TRY	29,331	11/15/17	(11,743)
Standard Chartered Bank	USD	1,783	TWD	53,631	11/22/17	5,361
State Street Bank & Trust Co.	USD	266	ZAR	3,528	9/20/17	4,975

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	GBP	169	USD	221	9/21/17	$2,478
State Street Bank & Trust Co.	EUR	530	USD	622	10/04/17	(9,870)
State Street Bank & Trust Co.	USD	221	EUR	187	10/04/17	2,818
State Street Bank & Trust Co.	MXN	6,491	USD	362	10/06/17	1,180
State Street Bank & Trust Co.	TRY	1,625	USD	459	10/17/17	(5,312)
State Street Bank & Trust Co.	USD	732	PLN	2,655	10/20/17	12,468
State Street Bank & Trust Co.	SGD	5,907	USD	4,320	11/16/17	(39,447)
UBS AG	USD	2,401	MYR	10,249	10/26/17	(2,975)
UBS AG	USD	2,863	INR	185,905	11/29/17	21,371

						$(335,984)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- Party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Call
CDX-NAHY Series 28, 5 Year Index RTR	Goldman Sachs International	Sell	107.50%	Sep, 2017	$2,835	$8,789	$(4,181)
Put
CDX-NAHY Series 28, 5 Year Index RTP	Morgan Stanley Capital Services LLC	Sell	103.00	Sep, 2017	710	2,343	(215)
CDX-NAHY Series 28, 5 Year Index RTP	Morgan Stanley Capital Services LLC	Sell	103.00	Sep, 2017	2,125	7,012	(642)

						$18,144	$(5,038)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
CAD vs. NOK/ Deutsche Bank AG	CAD	6.430	11/2017	1,800,000	CAD	1,800	$8,637	$(6,233)
USD vs. MXN/ Credit Suisse International	USD	21.500	07/2018	710,000	USD	710	12,142	(8,943)

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
AUD vs.NZD/ Goldman Sachs Bank USA	AUD	1.120	11/2017	1,800,000	AUD	1,800	$8,322	$(12,699)
MXN vs. USD/ Deutsche Bank AG	MXN	22.000	08/2018	101,640,000	MXN	101,640	66,713	(64,803)

							$95,814	$(92,678)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Fre- quency	Implied Credit Spread at 8/31/17	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Apprs./ (Depr.)
Buy Contracts
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)%	Quarterly	3.27%	USD	21,030	$(1,741,013)	$(1,456,687)	$(284,326)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)	Quarterly	3.27	USD	15,410	(1,275,750)	(1,122,260)	(153,490)
iTraxxx Xover Series 26, 5 Year Index, 12/20/21*	(5.00)	Quarterly	2.09	EUR	3,530	(536,296)	(406,259)	(130,037)
iTraxxx Xover Series 26, 5 Year Index, 12/20/21*	(5.00)	Quarterly	2.09	EUR	4,410	(670,084)	(590,973)	(79,111)
Sale Contracts
CDX-NAIG Series 28, 5 Year Index, 6/20/22*	1.00	Quarterly	0.58	USD	111,180	2,343,885	1,863,399	480,486
iTraxxx Europe Series 27, 5 Year Index, 6/20/22*	1.00	Quarterly	0.55	EUR	49,620	1,383,146	841,359	541,787

						$(496,112)	$(871,421)	$375,309

*	Termination date

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
NOK	35,531	5/12/18	6 Month NIBOR	0.954%	Semi-Annual/ Annual	$(4,735)	$1,242
NOK	35,531	5/12/18	0.954%	6 Month NIBOR	Annual/ Semi-Annual	4,257	(764)
NOK	35,112	9/06/18	1.143%	6 Month NIBOR	Annual/ Semi-Annual	(692)	(8,513)
NOK	35,112	9/06/18	6 Month NIBOR	1.143%	Semi-Annual/ Annual	407	6,737
USD	1,090	7/02/24	2.632%	3 Month LIBOR	Semi-Annual/ Quarterly	(27,216)	(33,940)
USD	1,090	7/02/24	3 Month LIBOR	2.632%	Quarterly/ Semi-Annual	31,857	22,006
USD	691	10/04/26	1.487%	3 Month LIBOR	Semi-Annual/ Quarterly	50,964	(21,325)
USD	691	10/04/26	3 Month LIBOR	1.487%	Quarterly/ Semi-Annual	(47,458)	17,992

						$7,384	$(16,565)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CMBX. NA.BB Series 6, 5/11/63*	5.00%	Monthly	10.85%	$2,500	$(538,819)	$(462,088)	$(76,731)
Credit Suisse International
CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	10.85	5,800	(812,677)	(604,059)	(208,618)
Deutsche Bank AG
CMBX. NA.BB Series 6, 5/11/63*	5.00	Monthly	6.44	2,500	(538,819)	(471,939)	(66,880)

					$(1,890,315)	$(1,538,086)	$(352,229)

*	Termination date

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange) & Referenced Obligation	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	30,460	7/15/22	2.163%	CPI	#	Maturity	$(485,710)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Citibank, NA iBoxx $ Liquid High Yield Index	164,000	LIBOR	Quarterly	$164	9/20/17	$310
iBoxx $ Liquid High Yield Index	164,000	LIBOR	Quarterly	164	9/20/17	(114)
Russell 2000 Total Return Index	41,977	LIBOR Plus 0.21%	Quarterly	48,122	6/15/18	(1,780,298)
Goldman Sachs International S&P 500 Total Return Index	22,412	LIBOR Plus 0.27%	Quarterly	106,909	5/15/18	(355,537)

Receive Total Return on Reference Obligation
Barclays Bank PLC Barclays Capital US Inflation Linked Bonds 1 to 10 Year	139,500,000	LIBOR Plus 0.14%	Quarterly	139,500	11/01/17	497,777
Citibank, NA iBoxx $ Liquid High Yield Index	164,000	LIBOR	Quarterly	164	12/20/17	91

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
iBoxx $ Liquid High Yield Index	164,000	LIBOR	Quarterly	$164	12/20/17	$(332)
Russell 2000 Total Return Index	34,156	LIBOR Plus 0.29%	Quarterly	48,853	6/15/18	(150,383)
Goldman Sachs International Russell 2000 Total Return Index	1,744	LIBOR Minus 0.15%	Quarterly	11,804	5/15/18	190,257
Morgan Stanley Capital Services LLC iBoxx Liquid High Yield Index	4,400,000	LIBOR	Quarterly	4,400	9/20/17	51,865

						$(1,546,364)

*	Principal amount less than 500.

**	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.14% of net assets as of August 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Artsonig Pty Ltd. 11.50%, 4/01/19	4/26/17	$7,388	$1,741	0.00%
CHC Group LLC/CHC Finance Ltd. Series AI 0.00%, 10/01/20	4/26/17	235,079	240,884	0.03%
Creditcorp 12.00%, 7/15/18	4/26/17	73,071	71,693	0.01%
Dominican Republic International Bond 16.00%, 7/10/20	6/02/17	613,325	609,311	0.07%
Exide Technologies 11.00%, 4/30/22	5/23/17	66,211	67,582	0.01%
Exide Technologies 7.00%, 4/30/25	6/01/17	4,897	4,851	0.00%
H/2 Asset Funding NRE Series 2015-1A 2.886%, 6/24/49	3/29/17	95,181	95,850	0.01%

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
K2016470219 South Africa Ltd. 3.00%, 12/31/22	4/26/17	$3,945		$2,405		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	4/26/17	10,528		7,488		0.00%
Modular Space Corp.	4/26/17	76,076		88,365		0.01%
Texas Competitive/TCEH 11.50%, 10/01/20	4/26/17	– 0	–	– 0	–	0.00%
Tonon Luxembourg SA 7.25%, 1/24/20	4/26/17	1,534		1,534		0.00%
Vantage Drilling International 10.00%, 12/31/20	4/26/17	2,067		2,083		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	4/26/17	33,435		15,184		0.00%

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
CHC Group LLC	4/26/17	$34,109		$23,728		0.00%
Exide Technologies	4/26/17	3,259		14,584		0.00%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	4/26/17	– 0	–	– 0	–	0.00%

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate market value of these securities amounted to $42,108,155 or 4.6% of net assets.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(j)	Affiliated investments.

(k)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2017.

(l)	Defaulted.

(m)	Convertible security.

(n)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2017.

(o)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(p)	Floating Rate Security. Stated interest/floor rate was in effect at August 31, 2017.

(q)	Defaulted matured security.

(r)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at August 31, 2017.

(s)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(t)	The rate shown represents the 7-day yield as of period end.

(u)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviation:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

CZK – Czech Koruna

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:
ABS – Asset-Backed Securities
ADR – American Depositary Receipt
ARPP7DRR – Argentina Central Bank 7-Day Repo Reference Rate
BOBL – Bundesobligationen
CBT – Chicago Board of Trade
CDX-NAHY – North American High Yield Credit Default Swap Index
CDX-NAIG – North American Investment Grade Credit Default Swap Index
CMBS – Commercial Mortgage-Backed Securities
CME – Chicago Mercantile Exchange
EAFE – Europe, Australia, and Far East
ETF – Exchange Traded Fund
FTSE – Financial Times Stock Exchange
INTRCONX – Inter-Continental Exchange
IRS – Interest Rate Swaption
LCH – London Clearing House
LIBOR – London Interbank Offered Rates
MSCI – Morgan Stanley Capital International
NIBOR – Norwegian Interbank Offered Rate
OSE – Osaka Securities Exchange
PJSC – Public Joint Stock Company
REG – Registered Shares
REIT – Real Estate Investment Trust
RTP – Right To Pay
RTR – Right To Receive
SPI – Share Price Index
TBA – To Be Announced
TOPIX – Tokyo Price Index
TSX – Toronto Stock Exchange

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

August 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $635,687,861)	$660,572,595	(a)
Affiliated issuers (cost $274,787,970—including investment of cash collateral for securities loaned of $14,459,204)	272,294,334
Cash	1,994,554
Cash collateral due from broker	12,618,809
Foreign currencies, at value (cost $1,979,818)	1,989,364
Receivable for investment securities sold and foreign currency transactions	4,446,461
Unaffiliated interest and dividends receivable	2,845,543
Receivable for variation margin on futures	2,058,590
Unrealized appreciation on forward currency exchange contracts	790,614
Unrealized appreciation on total return swaps	740,300
Receivable for shares of beneficial interest sold	77,751
Affiliated dividends receivable	44,493
Prepaid expenses	13,042
Other assets	267,165

Total assets	960,753,615

Liabilities
Options written, at value (premiums received $95,814)	92,678
Swaptions written, at value (premiums received $18,144)	5,038
Payable for collateral received on securities loaned	14,447,384
Payable for shares of beneficial interest redeemed	12,135,310
Payable for investment securities purchased and foreign currency transactions	3,853,361
Unrealized depreciation on total return swaps	2,286,664
Cash collateral due to broker	1,867,000
Upfront premiums received on credit default swaps	1,538,086
Unrealized depreciation on forward currency exchange contracts	1,126,598
Unrealized depreciation on inflation swaps	485,710
Unrealized depreciation on credit default swaps	352,229
Advisory fee payable	333,369
Distribution fee payable	248,531
Transfer Agent fee payable	36,771
Collateral due to securities lending agent	11,820
Payable for variation margin on exchange traded swaps	3,155
Accrued expenses	285,438

Total liabilities	39,109,142

Net Assets	$921,644,473

Composition of Net Assets
Shares of beneficial interest, at par	$627
Additional paid-in capital	917,244,930
Undistributed net investment income	11,689,308
Accumulated net realized loss on investment and foreign currency transactions	(34,196,617)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	26,906,225

	$921,644,473

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$688,485,453	46,814,923	$14.71	*

B	$8,797,636	597,166	$14.73

C	$102,696,223	7,065,751	$14.53

Advisor	$90,911,083	6,141,213	$14.80

R	$6,195,940	423,581	$14.63

K	$24,344,230	1,660,445	$14.66

I	$213,908	14,497	$14.76

(a)	Includes securities on loan with a value of $13,958,405 (see Note E).

*	The maximum offering price per share for Class A shares was $15.36 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended August 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $275,854)	$5,255,050
Affiliated issuers	31,287,563
Interest (net of foreign taxes withheld of $2,252)	2,811,612
Securities lending income	7,092
Other income	30,776	$39,392,093

Expenses
Advisory fee (see Note B)	5,373,056
Distribution fee—Class A	1,683,515
Distribution fee—Class B	121,172
Distribution fee—Class C	1,613,884
Distribution fee—Class R	32,545
Distribution fee—Class K	59,542
Transfer agency—Class A	647,440
Transfer agency—Class B	14,516
Transfer agency—Class C	166,219
Transfer agency—Advisor Class	85,032
Transfer agency—Class R	16,950
Transfer agency—Class K	47,732
Transfer agency—Class I	13,659
Printing	181,146
Legal	118,620
Registration fees	103,270
Audit and tax	90,879
Custodian	84,507
Trustees’ fees	27,837
Amortization of offering expenses	6,958
Miscellaneous	51,313

Total expenses	10,539,792
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(1,276,176)

Net expenses		9,263,616

Net investment income		30,128,477

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios(a)	$41,414,377
Investment transactions(b)	12,836,571
Forward currency exchange contracts	(1,422,154)
Futures	(248,018)
Swaps	(3,776,741)
Swaptions written	7,589
Foreign currency transactions	1,188,321
Net realized gain distributions from Affiliated Underlying Portfolios	44,972,161
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(66,857,602)
Investments	24,884,734
Forward currency exchange contracts	(335,984)
Futures	6,847,597
Options written	3,136
Swaps	(2,025,559)
Swaptions written	13,106
Foreign currency denominated assets and liabilities	12,831

Net gain on investment and foreign currency transactions	57,514,365

Net Increase in Net Assets from Operations	$87,642,842

(a)	On March 3, 2017, March 10, 2017, March 29, 2017, March 30, 2017 and April 26, 2017, the Fund redeemed securities in-kind with total proceeds in the amount of $232,534,806, $146,932,550, $73,367,888, $180,570,442 and $63,292,270, respectively (see Note B).

(b)	Net of foreign capital gains taxes of $29.

See notes to consolidated financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2017(a)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$30,128,477	$29,392,241
Net realized gain (loss) on investment transactions	49,999,945	(1,576,730)
Net realized gain distributions from Affiliated Underlying Portfolios	44,972,161	36,391,249
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(37,457,741)	(15,132,540)

Net increase in net assets from operations	87,642,842	49,074,220
Dividends to Shareholders from
Net investment income
Class A	(20,765,317)	(16,168,585)
Class B	(209,513)	(398,255)
Class C	(4,428,700)	(3,265,158)
Advisor Class	(2,942,929)	(2,323,740)
Class R	(169,859)	(147,616)
Class K	(681,135)	(646,694)
Class I	(369,785)	(291,278)
Transactions in Shares of Beneficial Interest
Net decrease	(172,973,681)	(123,619,831)

Total decrease	(114,898,077)	(97,786,937)
Net Assets
Beginning of period	1,036,542,550	1,134,329,487

End of period (including undistributed net investment income of $11,689,308 and $15,792,967, respectively)	$921,644,473	$1,036,542,550

(a)	Consolidated

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2017

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (formerly AB Balanced Wealth Strategy) (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB Cayman All Market Total Return, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on April 26, 2017. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2017, consolidated net assets of the Fund were $921,644,473, of which $45,474,265, or 5%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2017:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$89,782,998		$11,723,464		$	– 0	–(a)	$101,506,462
Health Care	66,179,622		6,813,120			– 0	–	72,992,742
Consumer Discretionary	63,584,832		7,203,917			– 0	–	70,788,749
Financials	37,722,452		26,065,807			93,299		63,881,558
Industrials	23,589,480		19,749,344			24,495		43,363,319
Consumer Staples	21,551,820		11,976,986			– 0	–	33,528,806
Materials	10,494,884		10,020,300			3,705		20,518,889
Energy	9,857,292		6,183,323			17,061	(a)	16,057,676
Telecommunication Services	3,179,021		11,691,725			– 0	–	14,870,746
Utilities	4,023,550		7,139,935			– 0	–	11,163,485
Real Estate	2,660,409		466,484			– 0	–	3,126,893
Investment Companies	280,289,602		– 0	–		– 0	–	280,289,602
Corporates – Non-Investment Grade	– 0	–	49,942,478			481,168	(a)	50,423,646
Emerging Markets – Treasuries	– 0	–	12,683,556			– 0	–	12,683,556
Corporates – Investment Grade	– 0	–	10,608,509			– 0	–	10,608,509
Governments – Treasuries	– 0	–	10,272,227			– 0	–	10,272,227
Emerging Markets – Sovereigns	– 0	–	7,969,028			– 0	–	7,969,028
Collateralized Mortgage Obligations	– 0	–	4,785,294			85,563		4,870,857
Emerging Markets – Corporate Bonds	– 0	–	4,726,907			11,427		4,738,334
Bank Loans	– 0	–	1,478,538			65,755		1,544,293
Inflation-Linked Securities	– 0	–	1,474,799			– 0	–	1,474,799
Options Purchased – Puts	– 0	–	804,160			– 0	–	804,160
Commercial Mortgage-Backed Securities	– 0	–	– 0	–		774,659		774,659
Asset-Backed Securities	– 0	–	– 0	–		539,068		539,068
Options Purchased – Calls	– 0	–	525,063			– 0	–	525,063
Local Governments – Regional Bonds	– 0	–	513,975			– 0	–	513,975
Collateralized Loan Obligations	– 0	–	– 0	–		422,579		422,579
Preferred Stocks	138,649		500,175			87,700	(a)	726,524
Local Governments – US Municipal Bonds	– 0	–	244,420			– 0	–	244,420
Quasi-Sovereigns	– 0	–	227,568			– 0	–	227,568
Warrants	5,866		– 0	–		10,402	(a)	16,268
Mortgage Pass-Throughs	– 0	–	266			– 0	–	266
Short-Term Investments:
Investment Companies	66,958,597		– 0	–		– 0	–	66,958,597
U.S. Treasury Bills	– 0	–	9,980,402			– 0	–	9,980,402
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	14,459,204		– 0	–		– 0	–	14,459,204

Total Investments in Securities	694,478,278		235,771,770			2,616,881		932,866,929

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Futures	$7,882,680		$17,490	$	– 0	–	$7,900,170	(c)
Forward Currency Exchange Contracts	– 0	–	790,614		– 0	–	790,614
Centrally Cleared Credit Default Swaps	– 0	–	1,022,273		– 0	–	1,022,273	(c)
Centrally Cleared Interest Rate Swaps	– 0	–	47,977		– 0	–	47,977	(c)
Total Return Swaps	– 0	–	740,300		– 0	–	740,300
Liabilities:
Futures	(869,906)		(182,667)		– 0	–	(1,052,573	)(c)
Forward Currency Exchange Contracts	– 0	–	(1,126,598)		– 0	–	(1,126,598)
Credit Default Swaptions Written	– 0	–	(5,038)		– 0	–	(5,038)
Currency Options Written	– 0	–	(92,678)		– 0	–	(92,678)
Centrally Cleared Credit Default Swaps	– 0	–	(646,964)		– 0	–	(646,964	)(c)
Centrally Cleared Interest Rate Swaps	– 0	–	(64,542)		– 0	–	(64,542	)(c)
Credit Default Swaps	– 0	–	(352,229)		– 0	–	(352,229)
Inflation (CPI) Swaps	– 0	–	(485,710)		– 0	–	(485,710)
Total Return Swaps	– 0	–	(2,286,664)		– 0	–	(2,286,664)

Total(d)	$701,491,052		$233,147,334		$2,616,881		$937,255,267

(a)	The Fund held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks(a)			Corporates – Non-Investment Grade(a)			Collateralized Mortgage Obligations
Balance as of 8/31/16	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		2,680			155
Realized gain (loss)		– 0	–		(1)			– 0	–
Change in unrealized appreciation/depreciation		(2,460)			(16,986)			(11)
Purchases/Payups		141,020			497,770			85,419
Sales/Paydowns		– 0	–		(2,295)			– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 8/31/17		$138,560			$481,168			$85,563

Net change in unrealized appreciation/depreciation from investments held as of 8/31/17(b)		$(2,460)			$(16,986)			$(11)

	Emerging Markets – Corporate Bonds			Bank Loans			Commercial Mortgage- Backed Securities
Balance as of 8/31/16	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		267			(19)			130
Realized gain (loss)		– 0	–		– 0	–		495
Change in unrealized appreciation/depreciation		(4,580)			(266)			12,748
Purchases/Payups		15,740			66,040			832,183
Sales/Paydowns		– 0	–		– 0	–		(70,897)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 8/31/17		$11,427			$65,755			$774,659

Net change in unrealized appreciation/depreciation from investments held as of 8/31/17(b)		$(4,580)			$(266)			$12,748

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Asset- Backed Securities			Preferred Stocks(a)			Collateralized Loan Obligations
Balance as of 8/31/16	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(152)			– 0	–		112
Realized gain (loss)		(1,459)			– 0	–		– 0	–
Change in unrealized appreciation/depreciation		21,517			– 0	–		2,909
Purchases/Payups		536,393			87,700			419,558
Sales/Paydowns		(17,231)			– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 8/31/17		$539,068			$87,700			$422,579

Net change in unrealized appreciation/depreciation from investments held as of 8/31/17(b)		$21,517		$	– 0	–		$2,909

	Warrants(a)			Total
Balance as of 8/31/16	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		3,173
Realized gain (loss)		– 0	–		(965)
Change in unrealized appreciation/depreciation		(17,252)			(4,381)
Purchases/Payups		27,654			2,709,477
Sales/Paydowns		– 0	–		(90,423)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 8/31/17		$10,402			$2,616,881

Net change in unrealized appreciation/depreciation from investments held as of 8/31/17(b)		$(17,228)			$(4,357)

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes

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are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $360,863 for the year ended August 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $13,714 from the sale of Class A shares and received $4,785, $10,403 and $6,513 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2017, such waivers amounted to $71,279.

In connection with the Fund’s investments in AB Multi-Manager Alternative Strategies Fund (“MMAS”), which was liquidated on July 14, 2017, the Adviser had contractually agreed to (i) waive the portion of its advisory fee

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attributable to its services after paying sub-advisory fees to sub-advisors and (ii) waive an additional portion of the advisory fee in an amount equal to, or reimburse the Fund for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by the Fund as an acquired fund fee and expense. In connection with the Fund’s investments in AB High Yield Portfolio and AB All Market Real Return Portfolio, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the advisory fees of each portfolio, as borne indirectly by the Fund as an acquired fund fee and expense and paid by the Fund. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2017. In connection with the Fund’s investments in AB All Market Alternative Return Portfolio, the Adviser has contractually agreed to waive and reimburse expenses payable by the Fund in an amount equal to the Fund’s pro rata share of the advisory fees and other expenses of the portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2018. For the year ended August 31, 2017, such waivers amounted to $1,200,413.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2017 is as follows:

															Distributions
Fund	Market Value 8/31/16 (000)			Purchases at Cost (000)	Sales Proceeds* (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/17 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$	– 0	–	$329,109	$262,150		$	– 0	–	$	– 0	–	$66,959		$254		$	– 0	–
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio		– 0	–	43,561	43,565			4			– 0	–	– 0	–	– 0	–		– 0	–
AB High Yield Portfolio		67,688		1,851	71,243			2,205			(501)		– 0	–	2,105			– 0	–
AB Cap Fund, Inc.:
AB All Market Alternative Return Portfolio		– 0	–	193,370	– 0	–		– 0	–		(2,494)		190,876		– 0	–		– 0	–
AB Multi-Manager Alternative Strategies		83,191		783	86,240			1,512			754		– 0	–	772			– 0	–
AB Pooling Portfolios:
AB Bond Inflation Protection Portfolio		77,836		4,443	79,078			(8,787)			5,586		– 0	–	4,198			– 0	–

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Distributions
Fund	Market Value 8/31/16 (000)	Purchases at Cost (000)	Sales Proceeds* (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 8/31/17 (000)	Dividend Income (000)	Realized Gains (000)
AB Global Core Bond Portfolio	$192,074	$8,607	$191,999	$3,675	$(12,357)	$	– 0	–	$3,533	$2,339
AB International Growth Portfolio	78,069	5,071	80,353	(2,309)	(478)	– 0	–	3,077	– 0	–
AB International Value Portfolio	78,384	1,296	84,432	11,244	(6,492)	– 0	–	1,296	– 0	–
AB Multi-Asset Real Return Portfolio	45,901	1,156	48,688	(1,875)	3,506	– 0	–	1,156	– 0	–
AB Small-Mid Cap Growth Portfolio	23,414	2,581	25,850	(2,135)	1,990	– 0	–	224	2,357
AB Small-Mid Cap Value Portfolio	23,476	3,083	26,802	7,848	(7,605)	– 0	–	246	2,836
AB US Large Cap Growth Portfolio	98,257	16,777	106,497	(7,188)	(1,349)	– 0	–	365	16,412
AB US Value Portfolio	98,808	1,232	110,010	47,050	(37,080)	– 0	–	1,127	– 0	–
AB Volatility Management Portfolio	171,104	33,949	184,885	(9,830)	(10,338)	– 0	–	12,911	21,028
Government Money Market Portfolio**	– 0	–	58,242	43,783	– 0	–	– 0	–	14,459	24	– 0	–

Total	$41,414	$(66,858)	$272,294	$31,288	$44,972

*	Includes total proceeds from redeemed securities in-kind for AB Pooling Portfolios – AB Bond Inflation Protection Portfolio, AB Global Core Bond Portfolio, AB High Yield Portfolio, AB International Growth Portfolio, AB International Value Portfolio, AB Small-Mid Cap Growth Portfolio, AB Small-Mid Cap Value Portfolio, AB U.S. Large Cap Growth Portfolio and AB U.S. Value Portfolio of $73,367,888, $180,570,442, $63,292,270, $73,017,085, $73,915,465, $22,444,462, $22,336,764, $93,862,781 and $93,890,799, respectively.

**	Investments of cash collateral for securities lending transactions (see Note E )

Brokerage commissions paid on investment transactions for the year ended August 31, 2017 amounted to $308,272, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Plan in respect of Class A shares are limited to an annual rate of .25% of the Fund’s Class A share’s average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$955,496,276	$1,767,845,388
U.S. government securities	54,101,013	122,315,461

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$914,788,471

Gross unrealized appreciation	$43,990,221
Gross unrealized depreciation	(21,530,068)

Net unrealized appreciation	$22,460,153

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended August 31, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund was permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended August 31, 2017, the Fund held purchased options for hedging and non-hedging purposes. During the year ended August 31, 2017, the Fund held written options for hedging and non-hedging purposes.

During the year ended August 31, 2017, the Fund held written swaptions for hedging and non-hedging purposes.

At August 31, 2017, the maximum payments for written put swaptions amounted to $2,835,000, with net unrealized appreciation of $8,498, and a term of less than 1 year, as reflected in the portfolio of investments.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as

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described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required

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for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the year ended August 31, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2017, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of August 31, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are

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subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2017, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2017, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically

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may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the year ended August 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,759,798	*	Receivable/Payable for variation margin on futures	$229,966	*

Equity contracts	Receivable/Payable for variation margin on futures	1,471,418	*	Receivable/Payable for variation margin on futures	822,607	*

Commodity contracts	Receivable/Payable for variation margin on futures	3,668,954	*

Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	1,022,273	*	Receivable/Payable for variation margin on exchange traded swaps	646,964	*

Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	47,977	*	Receivable/Payable for variation margin on exchange traded swaps	64,542	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	790,614		Unrealized depreciation on forward currency exchange contracts	1,126,598

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Investments in securities, at value	$1,254,947
Foreign exchange contracts	Investments in securities, at value	74,276

Foreign exchange contracts			Options written, at value	$92,678

Credit contracts			Swaptions written, at value	5,038

Interest rate contracts			Unrealized depreciation on inflation swaps	485,710

Credit contracts			Unrealized depreciation on credit default swaps	352,229

Equity contracts	Unrealized appreciation on total return swaps	740,300	Unrealized depreciation on total return swaps	2,286,664

Total		$11,830,557		$6,112,996

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,255,926		$2,529,832

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	795,988		648,811

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,299,932)		3,668,954

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,422,154)		(335,984)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	92,712		(178,606)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(10,455)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	3,136

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	7,589		13,106

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(131,995)	$(502,275)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	348,363	23,080

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,993,109)	(1,546,364)

Total		$(5,346,612)	$4,313,235

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2017:

Futures:
Average original value of buy contracts	$611,705,903	(a)
Average original value of sale contracts	$26,135,047	(b)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$93,038,398	(c)
Average principal amount of sale contracts	$120,335,566	(c)
Purchased Options:
Average monthly cost	$410,074	(b)
Options Written:
Average notional amount	$8,202,351	(d)
Swaptions Written:
Average notional amount	$6,442,500	(b)
Inflation Swaps:
Average notional amount	$27,957,167	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$33,677,658	(c)
Credit Default Swaps:
Average notional amount of buy contracts	$266,000	(d)
Average notional amount of sale contracts	$7,894,667	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$26,650,274	(c)
Average notional amount of sale contracts	$172,033,372	(a)
Total Return Swaps:
Average notional amount	$308,703,476	(a)

(a)	Positions were open for five months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for six months during the year.

(d)	Positions were open for one month during the year.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of August 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table. At August 31, 2017, the total derivative assets and liabilities not subject to netting arrangements were $8,970,420 and $1,764,079, respectively.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$140,503	$(33,862)	$	– 0	–	$	– 0	–	$106,641
Barclays Bank PLC	516,847	(37,718)		(479,129)			– 0	–	– 0	–
BNP Paribas SA	32,619	(32,619)		– 0	–		– 0	–	– 0	–
Citibank, NA	17,836	(17,836)		– 0	–		– 0	–	– 0	–
Credit Suisse International	169,705	(169,705)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	74,276	(74,276)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	336,159	(336,159)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	91,777	(13,812)		– 0	–		– 0	–	77,965
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC	1,305,970	(11,746)		(1,290,000)			– 0	–	4,224
Royal Bank of Scotland PLC	103,887	(103,887)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	25,268	(25,268)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	23,919	(23,919)		– 0	–		– 0	–	– 0	–
UBS AG	21,371	(2,975)		– 0	–		– 0	–	18,396

Total	$2,860,137	$(883,782)		$(1,769,129)		$	– 0	–	$207,226	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Australia & New Zealand Banking Group, Ltd.	$148	$	– 0	–	$	– 0	–	$	– 0	–	$148
Bank of America, NA	33,862	(33,862)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	37,718	(37,718)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	79,843	(32,619)	– 0	–	– 0	–	47,224
Citibank, NA/Citigroup Global Markets, Inc.	2,968,121	(17,836)	– 0	–	(2,047,204)	903,081
Credit Suisse International	845,837	(169,705)	– 0	–	(643,736)	32,396
Deutsche Bank AG	743,560	(74,276)	– 0	–	(482,852)	186,432
Goldman Sachs Bank USA/Goldman Sachs International	444,854	(336,159)	– 0	–	(108,695)	– 0	–
JPMorgan Chase Bank, NA	13,812	(13,812)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC	11,746	(11,746)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	359,519	(103,887)	– 0	–	– 0	–	255,632
Standard Chartered Bank	281,379	(25,268)	– 0	–	– 0	–	256,111
State Street Bank & Trust Co.	54,629	(23,919)	– 0	–	– 0	–	30,710
UBS AG	2,975	(2,975)	– 0	–	– 0	–	– 0	–

Total	$5,887,003	$(883,782)	$	– 0	–	$(3,282,487)	$1,711,734	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At August 31, 2017, the Fund had securities on loan with a value of $13,958,405 and had received cash collateral which has been invested into Government Money Market Portfolio of $14,459,204. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $7,092 and $24,376 from the borrowers and Government Money Market Portfolio, respectively, for the year ended August 31, 2017; these amounts are reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2017, such waiver amounted to $4,484. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2017	Year Ended August 31, 2016

Class A
Shares sold	1,530,217	2,094,209		$21,327,103	$27,637,969

Shares issued in reinvestment of dividends	1,419,314	1,153,448		19,203,315	15,040,965

Shares converted from Class B	658,715	2,205,978		9,162,144	29,367,679

Shares converted from Class C	4,965,230	– 0	–	70,717,469	– 0	–

Shares redeemed	(11,228,596)	(8,871,876)		(157,593,490)	(118,071,314)

Net decrease	(2,655,120)	(3,418,241)		$(37,183,459)	$(46,024,701)

Class B
Shares sold	39,310	63,393		$549,709	$840,605

Shares issued in reinvestment of dividends	14,585	29,205		198,793	380,540

Shares converted to Class A	(659,973)	(2,221,209)		(9,162,144)	(29,367,679)

Shares redeemed	(189,371)	(389,129)		(2,654,591)	(5,145,734)

Net decrease	(795,449)	(2,517,740)		$(11,068,233)	$(33,292,268)

Class C
Shares sold	272,170	479,994		$3,764,449	$6,344,404

Shares issued in reinvestment of dividends	286,747	220,831		3,856,748	2,859,754

Shares converted to Class A	(5,011,306)	– 0	–	(70,717,469)	– 0	–

Shares redeemed	(3,011,531)	(2,732,906)		(41,718,402)	(35,974,706)

Net decrease	(7,463,920)	(2,032,081)		$(104,814,674)	$(26,770,548)

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	Shares		Amount
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Advisor Class
Shares sold	1,426,712	1,278,039	$20,172,953	$17,095,586

Shares issued in reinvestment of dividends	178,798	139,057	2,431,651	1,821,651

Shares redeemed	(1,841,315)	(2,031,249)	(25,952,547)	(27,046,799)

Net decrease	(235,805)	(614,153)	$(3,347,943)	$(8,129,562)

Class R
Shares sold	105,322	132,747	$1,469,690	$1,774,222

Shares issued in reinvestment of dividends	12,582	11,346	169,859	147,616

Shares redeemed	(157,756)	(484,258)	(2,224,944)	(6,462,417)

Net decrease	(39,852)	(340,165)	$(585,395)	$(4,540,579)

Class K
Shares sold	234,117	139,791	$3,247,624	$1,840,403

Shares issued in reinvestment of dividends	50,435	49,746	680,868	646,692

Shares redeemed	(590,341)	(487,328)	(8,106,722)	(6,459,083)

Net decrease	(305,789)	(297,791)	$(4,178,230)	$(3,971,988)

Class I
Shares sold	109,319	35,141	$1,527,118	$469,015

Shares issued in reinvestment of dividends	27,163	22,221	368,339	290,212

Shares redeemed	(935,312)	(124,027)	(13,691,204)	(1,649,412)

Net decrease	(798,830)	(66,665)	$(11,795,747)	$(890,185)

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely

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principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

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Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

Short Sales Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in AB All Market Alternative Return Portfolio (the “Underlying Fund”). Short sales involve the risk that the Fund or Underlying Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold

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the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Fund may not always be able to close out a short position on favorable terms.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2017 and August 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$29,567,238	$23,241,326

Total taxable distributions paid	$29,567,238	$23,241,326

As of August 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,223,336
Accumulated capital and other losses	(31,422,774	)(a)
Unrealized appreciation/(depreciation)	22,472,985	(b)

Total accumulated earnings/(deficit)	$1,273,547	(c)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(a)	As of August 31, 2017, the Fund had a net capital loss carryforward of $31,401,872. During the fiscal year, the Fund utilized $63,029,163 of capital loss carry forwards to offset current year net realized gains. As of August 31, 2017, the cumulative deferred loss on straddles was $20,902.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2017, the Fund had a net capital loss carryforward of $31,401,872 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$31,401,872	n/a	8/31/2019

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, foreign currency reclassifications, paydown gain/loss reclassifications, reclassifications of foreign capital gains tax, and book/tax differences associated with the treatment of earnings from the Subsidiary, resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables —Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE K

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended August 31,
	2017^		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.85		$ 13.49		$ 14.31		$ 12.74		$ 11.85

Income From Investment Operations
Net investment income(a)	.44	(b)	.38	(b)	.43	(b)	.39	(b)	.23
Net realized and unrealized gain (loss) on investment transactions	.85		.29		(.93)		1.56		.89

Net increase (decrease) in net asset value from operations	1.29		.67		(.50)		1.95		1.12

Less: Dividends and Distributions
Dividends from net investment income	(.43)		(.31)		(.32)		(.38)		(.23)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(f)

Total dividends and distributions	(.43)		(.31)		(.32)		(.38)		(.23)

Net asset value, end of period	$ 14.71		$ 13.85		$ 13.49		$ 14.31		$ 12.74

Total Return
Total investment return based on net asset value(c)	9.61	%*	5.13%		(3.46)%		15.56%		9.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$688,485		$684,917		$713,524		$782,044		$732,322
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.83%		.86%		.85%		.98%		.99%
Expenses, before waivers/reimbursements(d)†	.97%		.94%		.93%		.99%		.99%
Net investment income	3.14	%(b)	2.89	%(b)	3.07	%(b)	2.87	%(b)	1.87%
Portfolio turnover rate	108%		14%		9%		15%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.31%		.31%		.27%		.05%		.04%

See footnote summary on page 125.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended August 31,
	2017^		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.76		$ 13.32		$ 14.13		$ 12.64		$ 11.80

Income From Investment Operations
Net investment income(a)	.36	(b)	.33	(b)	.39	(b)	.33	(b)	.16
Net realized and unrealized gain (loss) on investment transactions	.83		.24		(.98)		1.50		.86

Net increase (decrease) in net asset value from operations	1.19		.57		(.59)		1.83		1.02

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.13)		(.22)		(.34)		(.18)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(f)

Total dividends and distributions	(.22)		(.13)		(.22)		(.34)		(.18)

Net asset value, end of period	$ 14.73		$ 13.76		$ 13.32		$ 14.13		$ 12.64

Total Return
Total investment return based on net asset value(c)	8.82	%*	4.33%		(4.19)%		14.75%		8.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,798		$19,162		$52,097		$118,556		$166,923
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.60%		1.62%		1.61%		1.69%		1.70%
Expenses, before waivers/reimbursements(d)†	1.73%		1.70%		1.69%		1.70%		1.70%
Net investment income	2.57	%(b)	2.50	%(b)	2.79	%(b)	2.41	%(b)	1.26%
Portfolio turnover rate	108%		14%		9%		15%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.31%		.31%		.27%		.05%		.04%

See footnote summary on page 125.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended August 31,
	2017^		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.68		$ 13.32		$ 14.15		$ 12.66		$ 11.82

Income From Investment Operations
Net investment income(a)	.38	(b)	.29	(b)	.33	(b)	.30	(b)	.15
Net realized and unrealized gain (loss) on investment transactions	.79		.27		(.92)		1.54		.87

Net increase (decrease) in net asset value from operations	1.17		.56		(.59)		1.84		1.02

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.20)		(.24)		(.35)		(.18)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(f)

Total dividends and distributions	(.32)		(.20)		(.24)		(.35)		(.18)

Net asset value, end of period	$ 14.53		$ 13.68		$ 13.32		$ 14.15		$ 12.66

Total Return
Total investment return based on net asset value(c)	8.84	%*	4.31%		(4.19)%		14.74%		8.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102,696		$198,792		$220,663		$266,720		$262,751
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.59%		1.61%		1.60%		1.69%		1.69%
Expenses, before waivers/reimbursements(d)†	1.71%		1.69%		1.68%		1.69%		1.69%
Net investment income	2.73	%(b)	2.17	%(b)	2.40	%(b)	2.20	%(b)	1.17%
Portfolio turnover rate	108%		14%		9%		15%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.31%		.31%		.27%		.05%		.04%

See footnote summary on page 125.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,
	2017^		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.93		$ 13.58		$ 14.40		$ 12.79		$ 11.88

Income From Investment Operations
Net investment income(a)	.48	(b)	.42	(b)	.48	(b)	.43	(b)	.27
Net realized and unrealized gain (loss) on investment transactions	.86		.28		(.94)		1.57		.89

Net increase (decrease) in net asset value from operations	1.34		.70		(.46)		2.00		1.16

Less: Dividends and Distributions
Dividends from net investment income	(.47)		(.35)		(.36)		(.39)		(.25)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(f)

Total dividends and distributions	(.47)		(.35)		(.36)		(.39)		(.25)

Net asset value, end of period	$ 14.80		$ 13.93		$ 13.58		$ 14.40		$ 12.79

Total Return
Total investment return based on net asset value(c)	9.99	%*	5.30%		(3.21)%		15.94%		9.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,911		$88,863		$94,932		$109,579		$95,982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.59%		.61%		.60%		.68%		.69%
Expenses, before waivers/reimbursements(d)†	.72%		.69%		.68%		.69%		.69%
Net investment income	3.40	%(b)	3.16	%(b)	3.42	%(b)	3.17	% (b)	2.14%
Portfolio turnover rate	108%		14%		9%		15%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.31%		.31%		.27%		.05%		.04%

See footnote summary on page 125.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended August 31,
	2017^		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.77		$ 13.39		$ 14.21		$ 12.69		$ 11.82

Income From Investment Operations
Net investment income(a)	.38	(b)	.36	(b)	.38	(b)	.41	(b)	.20
Net realized and unrealized gain (loss) on investment transactions	.85		.25		(.92)		1.47		.87

Net increase (decrease) in net asset value from operations	1.23		.61		(.54)		1.88		1.07

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.23)		(.28)		(.36)		(.20)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(f)

Total dividends and distributions	(.37)		(.23)		(.28)		(.36)		(.20)

Net asset value, end of period	$ 14.63		$ 13.77		$ 13.39		$ 14.21		$ 12.69

Total Return
Total investment return based on net asset value(c)	9.17	%*	4.69%		(3.82)%		15.09%		9.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,196		$6,381		$10,762		$11,761		$17,316
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.25%		1.27%		1.26%		1.34%		1.35%
Expenses, before waivers/reimbursements(d)†	1.38%		1.35%		1.34%		1.35%		1.35%
Net investment income	2.69	%(b)	2.70	%(b)	2.71	%(b)	3.05	%(b)	1.62%
Portfolio turnover rate	108%		14%		9%		15%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.31%		.31%		.27%		.05%		.04%

See footnote summary on page 125.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended August 31,
	2017^		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.80		$ 13.44		$ 14.26		$ 12.71		$ 11.83

Income From Investment Operations
Net investment income(a)	.41	(b)	.38	(b)	.38	(b)	.35	(b)	.22
Net realized and unrealized gain (loss) on investment transactions	.86		.28		(.89)		1.58		.88

Net increase (decrease) in net asset value from operations	1.27		.66		(.51)		1.93		1.10

Less: Dividends and Distributions
Dividends from net investment income	(.41)		(.30)		(.31)		(.38)		(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(f)

Total dividends and distributions	(.41)		(.30)		(.31)		(.38)		(.22)

Net asset value, end of period	$ 14.66		$ 13.80		$ 13.44		$ 14.26		$ 12.71

Total Return
Total investment return based on net asset value(c)	9.56	%*	5.04%		(3.55)%		15.44%		9.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,344		$27,129		$30,439		$29,819		$25,081
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.94%		.95%		.95%		1.03%		1.04%
Expenses, before waivers/reimbursements(d)†	1.07%		1.03%		1.03%		1.04%		1.04%
Net investment income	2.95	%(b)	2.85	%(b)	2.74	%(b)	2.59	%(b)	1.76%
Portfolio turnover rate	108%		14%		9%		15%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.31%		.31%		.27%		.05%		.04%

See footnote summary on page 125.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended August 31,
	2017^		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.89		$ 13.54		$ 14.35		$ 12.76		$ 11.85

Income From Investment Operations
Net investment income(a)	.47	(b)	.42	(b)	.49	(b)	.43	(b)	.26
Net realized and unrealized gain (loss) on investment transactions	.87		.27		(.95)		1.55		.89

Net increase (decrease) in net asset value from operations	1.34		.69		(.46)		1.98		1.15

Less: Dividends and Distributions
Dividends from net investment income	(.47)		(.34)		(.35)		(.39)		(.24)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(f)

Total dividends and distributions	(.47)		(.34)		(.35)		(.39)		(.24)

Net asset value, end of period	$ 14.76		$ 13.89		$ 13.54		$ 14.35		$ 12.76

Total Return
Total investment return based on net asset value(c)	9.92	%*	5.28%		(3.18)%		15.82%		9.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$214		$11,299		$11,912		$14,204		$12,653
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.61%		.63%		.62%		.70%		.71%
Expenses, before waivers/reimbursements(d)†	.74%		.71%		.70%		.71%		.71%
Net investment income	3.33	%(b)	3.14	%(b)	3.45	%(b)	3.14	%(b)	2.12%
Portfolio turnover rate	108%		14%		9%		15%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.31%		.31%		.27%		.05%		.04%

See footnote summary on page 125.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended August 31, 2017, such waiver amounted to 0.13% annualized for the Fund.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2017 by 0.03%.

^	Consolidated

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB All Market Total Return Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB All Market Total Return Portfolio (the “Fund”) (formerly AB Balanced Wealth Strategy), one of the series constituting The AB Portfolios, as of August 31, 2017, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets (consolidated for 2017) for each of the two years in the period then ended, and the financial highlights (consolidated for 2017) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB All Market Total Return Portfolio, one of the series constituting The AB Portfolios, at August 31, 2017, the consolidated results of its operations for the year then ended, the changes in its net assets (consolidated for 2017) for each of the two years in the period then ended, and the financial highlights (consolidated for 2017) for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended August 31, 2017. For individual shareholders, the Fund designates 46.38% of dividends paid as qualified dividend income. For corporate shareholders, 23.89% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 25.03% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Clerk	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of the AB All Market Total Return Portfolio’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	98	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	97	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	98	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
D. James Guzy, ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	95	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen, ## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	98	None

Earl D. Weiner, ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	98	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Vadim Zlotnikov 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (formerly AB Balanced Wealth Strategy) (the “Fund”) at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the invest-

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ment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

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At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares of the Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since the recent changes to the Fund’s investment strategies. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant

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to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

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NOTES

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NOTES

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AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0151-0817

AUG    08.31.17

ANNUAL REPORT

AB CONSERVATIVE WEALTH STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Conservative Wealth Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 1

ANNUAL REPORT

October 19, 2017

This report provides management’s discussion of fund performance for AB Conservative Wealth Strategy for the annual reporting period ended August 31, 2017.

Effective July 14, 2017, the Fund made certain changes to its principal strategies, including eliminating static asset allocation targets for investment. Accordingly, the performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF AUGUST 31, 2017 (unaudited)

	6 Months	12 Months
AB CONSERVATIVE WEALTH STRATEGY[1]
Class A Shares	3.82%	5.93%
Class B Shares[2]	3.46%	5.07%
Class C Shares	3.45%	5.12%
Advisor Class Shares[3]	3.96%	6.15%
Class R Shares[3]	3.66%	5.42%
Class K Shares[3]	3.74%	5.72%
Class I Shares[3]	3.89%	6.09%
Primary Benchmark: Bloomberg Barclays Global Aggregate Bond Index (USD hedged)[4]	2.19%	0.28%
MSCI ACWI (net)	8.91%	17.11%
S&P 500 Index	5.65%	16.23%
Bloomberg Barclays US Aggregate Bond Index	2.74%	0.49%
Blended Benchmark: 65% Bloomberg Barclays US Aggregate Bond Index / 35% S&P 500 Index	3.76%	5.81%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2017, by 0.28% and 0.28%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Effective July 14, 2017, in connection with the changes in investment strategy, the broad-based index used for comparison with the Fund’s performance has changed from the Bloomberg Barclays US Aggregate Bond Index to the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) because the new index more closely reflects the Fund’s investments.

2 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended August 31, 2017. Also included are the Fund’s previous benchmarks: the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”, net), the Standard and Poor’s (“S&P”) 500 Index, the Bloomberg Barclays US Aggregate Bond Index and the blended benchmark, composed of 65% Bloomberg Barclays US Aggregate Bond Index / 35% S&P 500 Index.

For the six- and 12-month periods, all share classes of the Fund outperformed the primary benchmark and the Bloomberg Barclays US Aggregate Bond Index, and underperformed the MSCI ACWI and the S&P 500; Class A, Class I and Advisor Class shares outperformed the blended benchmark, while all other share classes underperformed, before sales charges.

During the pre-transition period from September 1, 2016 through June 30, 2017, underlying investment strategies or mutual funds (collectively, “Underlying Portfolios”) in which the Fund invested, with the exception of Global Core Bond Portfolio, contributed to absolute returns. Versus their respective style benchmarks, US Value Portfolio and International Growth Portfolio underperformed, while all other Underlying Portfolios outperformed.

During the pre-transition period from March 1, 2017 through June 30, 2017, all Underlying Portfolios with the exception of US Value Portfolio, Multi-Asset Real Return Portfolio and Inflation Protection Portfolio contributed to absolute returns. Versus their respective style benchmarks, US Value Portfolio, Small-Mid Cap Value Portfolio and International Value Portfolio underperformed, while all other Underlying Portfolios outperformed.

The transition of the Fund occurred during July 2017, and therefore specific performance attribution for this month is not materially relevant. During July, the Fund experienced a positive return and outperformed its primary benchmark and underperformed the MSCI ACWI (net).

During the post-transition period from August 1, 2017 through August 31, 2017, contributors included fixed income and diversifiers. Equity holdings were roughly neutral for the period. Exposure to global sovereigns and an allocation to global credit were the largest contributors. Equity security selection and exposure to inflation-sensitive securities detracted.

The Fund utilized derivatives including futures, forwards, purchased options, written options, inflation swaps, interest rate swaps, credit default swaps and total return swaps, for hedging and investment purposes. For both periods, futures, written options and interest rate swaps contributed to returns, while forwards, purchased options, inflation swaps, credit default swaps and total return swaps detracted, on an absolute basis.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 3

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks gained significant ground during the 12-month period ended August 31, 2017, despite several fleeting pullbacks. Returns in emerging-market equities eclipsed other regions, though US and non-US stocks also delivered strong results. Global bonds generally rose as well (bond yields move inversely to price). Emerging-market local-currency government bonds and investment-grade credit securities rebounded, outperforming the negative returns of developed-market treasuries but trailing the rally of global high-yield securities. Developed-market treasury yields rose almost across the board over the 12-month period, with the exception of shorter maturities in the UK and eurozone.

The period was dominated by unforeseen geopolitical events unfolding against the backdrop of a gradually improving global economy. Aftershocks from the UK’s referendum to leave the European Union (“Brexit”), an unexpected US presidential victory by Donald Trump and French president Emmanuel Macron’s resounding win each influenced markets. Financial markets greeted Trump’s win with a burst of enthusiasm, though White House upheaval and policy risk rattled investors at times. UK prime minister Theresa May also shook markets with her failed attempt to solidify her mandate going into Brexit negotiations. In contrast, investors cheered a decisive majority in the French parliament for Macron’s centrist party. Towards the end of the period, tensions on the Korean peninsula flared, though concerns over growing animosity between the US and North Korea were offset by positive global economic data.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments among a number of asset classes, including fixed-income securities, equity securities, and alternative asset classes and alternative investment strategies. The Fund seeks to have generally greater exposure to fixed-income securities than equity securities or alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Investments will be made either directly or indirectly through underlying registered investment companies advised by the Adviser (each an “Underlying Portfolio”), although a majority of the Fund’s assets are expected to be invested directly.

The Fund’s investments in fixed-income securities may include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income

(continued on next page)

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markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser intends to gain exposure to high-yield debt securities (commonly known as “junk bonds”) through investment in the AB High Income Fund, an Underlying Portfolio, and may, in the future, gain such exposure through direct investments in high-yield debt securities. Fixed-income securities in which the Fund or AB High Income Fund may invest may be of any credit quality or maturity.

The Fund’s investments in equity securities will consist primarily of securities of large-capitalization companies and derivatives related to such securities. In selecting equity securities for the Fund, the Adviser intends to use fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally.

The Fund may invest in alternative investments the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. In order to gain exposure to certain alternative investment strategies using various asset classes, the Adviser intends to invest a portion of the Fund’s assets in the AB All Market Real Return Portfolio and the AB All Market Alternative Return Portfolio, each an Underlying Portfolio.

The Adviser seeks to adjust the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure in excess of net assets.

(continued on next page)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 5

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 7

DISCLOSURES AND RISKS (continued)

known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed income securities and in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

8 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2007 TO 8/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Conservative Wealth Strategy Class A shares (from 8/31/2007 to 8/31/2017) as compared to the performance of the Fund’s current and previous benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	5.93%	1.42%
5 Years	4.21%	3.31%
10 Years	3.16%	2.71%
CLASS B SHARES
1 Year	5.07%	1.07%
5 Years	3.43%	3.43%
10 Years[1]	2.56%	2.56%
CLASS C SHARES
1 Year	5.12%	4.12%
5 Years	3.44%	3.44%
10 Years	2.42%	2.42%
ADVISOR CLASS SHARES[2]
1 Year	6.15%	6.15%
5 Years	4.49%	4.49%
10 Years	3.45%	3.45%
CLASS R SHARES[2]
1 Year	5.42%	5.42%
5 Years	3.81%	3.81%
10 Years	2.77%	2.77%
CLASS K SHARES[2]
1 Year	5.72%	5.72%
5 Years	4.13%	4.13%
10 Years	3.10%	3.10%
CLASS I SHARES[2]
1 Year	6.09%	6.09%
5 Years	4.46%	4.46%
10 Years	3.42%	3.42%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.39%, 2.17%, 2.15%, 1.14%, 1.80%, 1.49% and 1.16% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.25%, 2.03%, 2.01%, 1.00%, 1.66%, 1.35% and 1.02% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2018. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	1.19%
5 Years	3.13%
10 Years	2.51%
CLASS B SHARES
1 Year	0.81%
5 Years	3.25%
10 Years[1]	2.36%
CLASS C SHARES
1 Year	3.85%
5 Years	3.25%
10 Years	2.21%
ADVISOR CLASS SHARES[2]
1 Year	5.97%
5 Years	4.31%
10 Years	3.25%
CLASS R SHARES[2]
1 Year	5.24%
5 Years	3.62%
10 Years	2.57%
CLASS K SHARES[2]
1 Year	5.62%
5 Years	3.95%
10 Years	2.90%
CLASS I SHARES[2]
1 Year	5.91%
5 Years	4.28%
10 Years	3.22%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,038.20	$5.34	1.04%	$6.27	1.22%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%	$6.21	1.22%
Class B
Actual	$1,000	$1,034.60	$9.33	1.82%	$10.26	2.00%
Hypothetical**	$1,000	$1,016.03	$9.25	1.82%	$10.16	2.00%
Class C
Actual	$1,000	$1,034.50	$9.13	1.78%	$10.05	1.96%
Hypothetical**	$1,000	$1,016.23	$9.05	1.78%	$9.96	1.96%
Advisor Class
Actual	$1,000	$1,039.60	$4.06	0.79%	$4.99	0.97%
Hypothetical**	$1,000	$1,021.22	$4.02	0.79%	$4.94	0.97%
Class R
Actual	$1,000	$1,036.60	$7.49	1.46%	$8.42	1.64%
Hypothetical**	$1,000	$1,017.85	$7.43	1.46%	$8.34	1.64%
Class K
Actual	$1,000	$1,037.40	$5.91	1.15%	$6.83	1.33%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%	$6.77	1.33%
Class I
Actual	$1,000	$1,038.90	$4.27	0.83%	$5.19	1.01%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%	$5.15	1.01%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

August 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $238.3

1	All data are as of August 31, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% weightings in the following security types: Corporates—Non-Investment Grade, Governments—Sovereign Bonds, Local Governments—US Municipal Bonds, Options Purchased—Calls and Options Purchased—Puts.

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PORTFOLIO OF INVESTMENTS

August 31, 2017

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 32.1%
Funds and Investment Trusts – 32.1%(a)
AB Bond Fund, Inc. – AB All Market Real Return Portfolio – Class Z(b)	2,893,418	$24,767,658
AB Cap Fund, Inc. – AB All Market Alternative Return Portfolio – Class ADV(b)	2,750,100	23,155,842
AB High Income Fund, Inc. – Class Z(b)	2,725,506	24,447,793
Vanguard FTSE Emerging Markets ETF	91,960	4,073,828

Total Investment Companies (cost $75,726,513)		76,445,121

COMMON STOCKS – 31.4%
Information Technology – 7.0%
Communications Equipment – 0.1%
Cisco Systems, Inc.	10,723	345,388

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	13,619	1,102,322
Sunny Optical Technology Group Co., Ltd.	3,000	43,156

		1,145,478

Internet Software & Services – 1.2%
Alphabet, Inc. – Class A(c)	60	57,314
Alphabet, Inc. – Class C(c)	2,412	2,265,664
Baidu, Inc. (Sponsored ADR)(c)	142	32,383
eBay, Inc.(c)	2,009	72,585
Facebook, Inc. – Class A(c)	915	157,352
Mixi, Inc.	2,000	106,827
Moneysupermarket.com Group PLC	63,010	260,511

		2,952,636

IT Services – 2.3%
Accenture PLC – Class A	183	23,929
Amadeus IT Group SA – Class A	4,830	299,850
Amdocs Ltd.	2,397	155,302
Automatic Data Processing, Inc.	1,200	127,764
Booz Allen Hamilton Holding Corp.	8,646	294,915
Capgemini SE	2,330	258,310
DXC Technology Co.	310	26,350
Fidelity National Information Services, Inc.	3,110	288,981
Gartner, Inc.(c)	8,020	967,132
Mastercard, Inc. – Class A	12,210	1,627,593
Otsuka Corp.	3,300	218,717
Total System Services, Inc.	5,080	351,130
Vantiv, Inc. – Class A(c)	2,557	180,754
Visa, Inc. – Class A	5,539	573,398

		5,394,125

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.5%
Applied Materials, Inc.	2,109	$95,158
Intel Corp.	10,148	355,890
Lam Research Corp.	728	120,833
STMicroelectronics NV	1,723	29,967
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	4,680	173,020
Texas Instruments, Inc.	3,462	286,723

		1,061,591

Software – 1.5%
Adobe Systems, Inc.(c)	918	142,437
Check Point Software Technologies Ltd.(c)	2,940	328,898
Electronic Arts, Inc.(c)	909	110,443
Intuit, Inc.	898	127,022
Microsoft Corp.	20,530	1,535,028
Nexon Co., Ltd.(c)	500	12,493
Nice Ltd.	3,380	265,084
Oracle Corp.	12,517	629,981
Oracle Corp. Japan	4,100	303,494
salesforce.com, Inc.(c)	393	37,527
VMware, Inc. – Class A(c)(d)	777	83,994

		3,576,401

Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.	11,506	1,886,984
HP, Inc.	6,446	122,990
Logitech International SA	4,460	158,931

		2,168,905

		16,644,524

Health Care – 5.1%
Biotechnology – 1.2%
Actelion Ltd. (REG)(c)	390	109,303
Amgen, Inc.	926	164,615
Biogen, Inc.(c)	1,248	395,067
Celgene Corp.(c)	8,240	1,144,783
Gilead Sciences, Inc.	11,539	965,930
Grifols SA	867	24,545

		2,804,243

Health Care Equipment & Supplies – 0.8%
Abbott Laboratories	34,925	1,779,080
Baxter International, Inc.	1,457	90,392
Cochlear Ltd.	655	81,585
Medtronic PLC	284	22,896

		1,973,953

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 1.2%
Aetna, Inc.	1,855	$292,534
Anthem, Inc.	6,650	1,303,666
Centene Corp.(c)	179	15,904
Humana, Inc.	494	127,264
McKesson Corp.	72	10,750
UnitedHealth Group, Inc.	5,938	1,181,068

		2,931,186

Life Sciences Tools & Services – 0.5%
Quintiles IMS Holdings, Inc.(c)	10,798	1,036,932

Pharmaceuticals – 1.4%
Allergan PLC	419	96,152
Eli Lilly & Co.	288	23,412
Johnson & Johnson	1,064	140,842
Merck & Co., Inc.	6,077	388,078
Novo Nordisk A/S – Class B	2,715	129,369
Pfizer, Inc.	8,553	290,118
Roche Holding AG	1,265	321,399
Sanofi	2,588	252,331
Shire PLC	4,706	234,062
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	22,614	358,658
Zoetis, Inc.	16,949	1,062,702

		3,297,123

		12,043,437

Consumer Discretionary – 5.0%
Auto Components – 0.6%
Autoliv, Inc.	1,980	215,068
Delphi Automotive PLC	11,640	1,122,096
Magna International, Inc. (Toronto) – Class A	511	24,589

		1,361,753

Automobiles – 0.0%
Ford Motor Co.	4,410	48,642
Geely Automobile Holdings Ltd.	15,000	37,001

		85,643

Distributors – 0.1%
PALTAC Corp.	3,200	126,888

Diversified Consumer Services – 0.5%
Service Corp. International/US	30,470	1,076,810
Sotheby’s(c)	4,796	215,196

		1,292,006

Hotels, Restaurants & Leisure – 1.2%
Aristocrat Leisure Ltd.	25,688	432,553
Carnival PLC	490	34,094

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Chipotle Mexican Grill, Inc. – Class A(c)	1,370	$433,893
McDonald’s Corp.	1,030	164,769
Starbucks Corp.	31,057	1,703,787
TUI AG	794	13,438

		2,782,534

Household Durables – 0.1%
Electrolux AB – Class B	351	12,770
Helen of Troy Ltd.(c)	1,660	149,898
LG Electronics, Inc.	850	61,615

		224,283

Internet & Direct Marketing Retail – 0.6%
Amazon.com, Inc.(c)	157	153,954
JD.com, Inc. (ADR)(c)	284	11,903
Netflix, Inc.(c)	440	76,872
Priceline Group, Inc. (The)(c)	618	1,144,586

		1,387,315

Leisure Products – 0.1%
Hasbro, Inc.	1,520	149,340
Sega Sammy Holdings, Inc.	1,800	25,896

		175,236

Media – 0.5%
Comcast Corp. – Class A	7,017	284,960
Omnicom Group, Inc.	7,000	506,660
Regal Entertainment Group – Class A	5,698	84,159
Sirius XM Holdings, Inc.	13,840	79,580
Twenty-First Century Fox, Inc. – Class B	4,178	113,224
Walt Disney Co. (The)	209	21,151
WPP PLC	5,200	94,833

		1,184,567

Multiline Retail – 0.0%
Dollarama, Inc.	263	25,920
Target Corp.	411	22,412

		48,332

Specialty Retail – 0.8%
AutoZone, Inc.(c)	520	274,789
Best Buy Co., Inc.	1,907	103,474
Home Depot, Inc. (The)	1,616	242,190
Lowe’s Cos., Inc.	1,149	84,899
Ross Stores, Inc.	2,958	172,895
TJX Cos., Inc. (The)	3,356	242,639
Ulta Salon Cosmetics & Fragrance, Inc.(c)	3,936	869,895

		1,990,781

Textiles, Apparel & Luxury Goods – 0.5%
adidas AG	520	116,788

20 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

ANTA Sports Products Ltd.	5,000	$19,706
HUGO BOSS AG	2,694	228,408
NIKE, Inc. – Class B	14,256	752,859

		1,117,761

		11,777,099

Financials – 4.4%
Banks – 1.8%
Bank of America Corp.	1,006	24,033
Citigroup, Inc.	7,878	535,940
DBS Group Holdings Ltd.	43,900	668,847
DNB ASA	10,045	196,205
Hana Financial Group, Inc.	480	20,875
JPMorgan Chase & Co.	2,579	234,405
Jyske Bank A/S	11,200	674,376
Mitsubishi UFJ Financial Group, Inc.	46,400	282,741
National Australia Bank Ltd.	6,540	157,236
Nordea Bank AB	13,180	177,451
Oversea-Chinese Banking Corp., Ltd.	21,600	178,176
PNC Financial Services Group, Inc. (The)	392	49,161
Powszechna Kasa Oszczednosci Bank Polski SA(c)	1,540	15,845
Raiffeisen Bank International AG(c)	2,598	85,303
Royal Bank of Canada	4,210	312,459
Toronto-Dominion Bank (The)	5,668	304,381
US Bancorp	229	11,736
Wells Fargo & Co.	6,495	331,700
Woori Bank	6,660	109,933

		4,370,803

Capital Markets – 1.4%
BlackRock, Inc. – Class A	490	205,315
Charles Schwab Corp. (The)	34,983	1,395,822
China Cinda Asset Management Co., Ltd. – Class H	56,000	20,872
China Everbright Ltd.	10,000	22,867
CME Group, Inc. – Class A	2,321	291,982
IG Group Holdings PLC	11,370	94,951
Julius Baer Group Ltd.(c)	6,830	381,923
London Stock Exchange Group PLC	3,350	171,195
Moody’s Corp.	96	12,867
Morgan Stanley	2,915	132,633
Partners Group Holding AG	250	162,179
Raymond James Financial, Inc.	145	11,356
Singapore Exchange Ltd.	47,000	260,171
Thomson Reuters Corp.	5,570	254,692

		3,418,825

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Finance – 0.3%
American Express Co.	6,600	$568,260
Capital One Financial Corp.	292	23,246
Discover Financial Services	194	11,436

		602,942

Diversified Financial Services – 0.1%
Cielo SA	41,400	294,996

Insurance – 0.8%
Aflac, Inc.	315	26,003
American International Group, Inc.	2,113	127,794
Aon PLC	1,140	158,642
Direct Line Insurance Group PLC	31,390	154,265
Euler Hermes Group	720	85,496
FNF Group	8,610	415,346
Japan Post Holdings Co., Ltd.	2,500	31,044
Marsh & McLennan Cos., Inc.	5,810	453,645
Powszechny Zaklad Ubezpieczen SA	8,683	118,208
Prudential Financial, Inc.	772	78,806
Travelers Cos., Inc. (The)	444	53,804
Tryg A/S	8,340	192,942

		1,895,995

		10,583,561

Industrials – 3.0%
Aerospace & Defense – 0.4%
Boeing Co. (The)	1,354	324,500
Raytheon Co.	2,627	478,140

		802,640

Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	4,110	290,289

Airlines – 0.3%
Japan Airlines Co., Ltd.	10,300	354,653
Qantas Airways Ltd.	74,596	339,541
Ryanair Holdings PLC (Sponsored ADR)(c)	270	30,699

		724,893

Commercial Services & Supplies – 0.3%
G4S PLC	36,040	132,019
Republic Services, Inc. – Class A	1,620	105,689
Stericycle, Inc.(c)	5,100	366,639
Toppan Printing Co., Ltd.	10,000	100,179

		704,526

Electrical Equipment – 0.0%
Emerson Electric Co.	1,265	74,686

22 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.1%
3M Co.	131	$26,766
CITIC Ltd.	49,000	75,390
Honeywell International, Inc.	1,083	149,746

		251,902

Machinery – 0.6%
Caterpillar, Inc.	240	28,198
Dover Corp.	8,220	697,713
Kone Oyj – Class B	11,560	627,347

		1,353,258

Marine – 0.0%
Mitsui OSK Lines Ltd.	18,000	57,777

Professional Services – 1.0%
Equifax, Inc.	1,440	205,157
Intertek Group PLC	937	61,998
RELX NV	41,800	877,805
Verisk Analytics, Inc. – Class A(c)	12,540	1,016,367
Wolters Kluwer NV	3,190	139,366

		2,300,693

Road & Rail – 0.1%
Central Japan Railway Co.	700	118,688
CSX Corp.	2,560	128,512
Nippon Express Co., Ltd.	5,000	34,505
Union Pacific Corp.	213	22,429

		304,134

Transportation Infrastructure – 0.1%
Aena SA(e)	1,370	267,981
Zhejiang Expressway Co., Ltd. – Class H	46,000	57,578

		325,559

		7,190,357

Consumer Staples – 2.4%
Beverages – 0.2%
Constellation Brands, Inc. – Class A	134	26,814
Diageo PLC	3,480	116,399
PepsiCo, Inc.	1,470	170,123

		313,336

Food & Staples Retailing – 0.4%
Costco Wholesale Corp.	852	133,542
CVS Health Corp.	5,303	410,134
Distribuidora Internacional de Alimentacion SA	16,842	106,684
J Sainsbury PLC	35,332	107,553
Jeronimo Martins SGPS SA	5,578	111,363
Sun Art Retail Group Ltd.	25,500	23,485

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Wal-Mart Stores, Inc.	1,208	$94,309

		987,070

Food Products – 0.8%
Conagra Brands, Inc.	2,080	67,517
Danone SA	3,690	290,717
Hershey Co. (The)	9,320	977,854
Salmar ASA	6,490	188,183
Sanderson Farms, Inc.	850	125,392
Tyson Foods, Inc. – Class A	3,092	195,723

		1,845,386

Household Products – 0.3%
Kimberly-Clark Corp.	1,326	163,483
Procter & Gamble Co. (The)	3,882	358,192
Reckitt Benckiser Group PLC	2,245	212,890

		734,565

Personal Products – 0.2%
L’Oreal SA	2,420	511,250

Tobacco – 0.5%
Altria Group, Inc.	4,487	284,476
British American Tobacco PLC	5,899	368,010
Philip Morris International, Inc.	5,081	594,121

		1,246,607

		5,638,214

Materials – 1.4%
Chemicals – 1.1%
Air Products & Chemicals, Inc.	207	30,092
BASF SE	4,320	419,029
Covestro AG(e)	3,612	284,089
Croda International PLC	3,250	161,626
Ecolab, Inc.	7,684	1,024,277
Johnson Matthey PLC	4,727	169,133
Lotte Chemical Corp.	235	83,515
Monsanto Co.	1,085	127,162
Orica Ltd.	4,584	74,399
Sherwin-Williams Co. (The)	630	213,740

		2,587,062

Containers & Packaging – 0.2%
Amcor Ltd./Australia	23,150	297,344
CCL Industries, Inc. – Class B	245	11,366
Sealed Air Corp.	2,290	101,630
WestRock Co.	199	11,325

		421,665

Metals & Mining – 0.1%
Anglo American PLC	546	9,938

24 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Barrick Gold Corp. (Toronto)	2,140	$38,541
BlueScope Steel Ltd.	8,153	70,570
Jiangxi Copper Co., Ltd. – Class H	43,000	74,856
Kinross Gold Corp.(c)	13,860	63,154
South32 Ltd.	5,098	11,929
Teck Resources Ltd. – Class B	3,059	76,135
Turquoise Hill Resources Ltd.(c)	14,675	49,475

		394,598

		3,403,325

Energy – 1.1%
Energy Equipment & Services – 0.2%
Halliburton Co.	3,092	120,495
Schlumberger Ltd.	4,550	288,971
TechnipFMC PLC(c)	4,341	112,128

		521,594

Oil, Gas & Consumable Fuels – 0.9%
Chevron Corp.	943	101,486
ConocoPhillips	3,820	166,781
Exxon Mobil Corp.	2,432	185,634
LUKOIL PJSC (Sponsored ADR)	4,917	247,410
Marathon Petroleum Corp.	1,989	104,323
Pembina Pipeline Corp.	1,910	61,564
Phillips 66	294	24,640
Polski Koncern Naftowy ORLEN SA	3,599	119,063
Polskie Gornictwo Naftowe i Gazownictwo SA	6,472	12,394
Royal Dutch Shell PLC – Class B	24,460	682,693
TOTAL SA	3,957	205,318
Valero Energy Corp.	1,828	124,487
Veresen, Inc.	5,201	73,262

		2,109,055

		2,630,649

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	4,708	176,362
China Communications Services Corp. Ltd. – Class H	42,000	22,794
HKT Trust & HKT Ltd. – Class SS	268,000	346,569
Nippon Telegraph & Telephone Corp.	6,500	323,598

		869,323

Wireless Telecommunication Services – 0.6%
KDDI Corp.	36,600	987,407
MTN Group Ltd.	57,340	570,541

		1,557,948

		2,427,271

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Utilities – 0.8%
Electric Utilities – 0.4%
Duke Energy Corp.		1,518	$132,521
Edison International		153	12,268
EDP – Energias de Portugal SA		31,867	122,515
Endesa SA		7,170	173,241
Enel Americas SA (Sponsored ADR)		15,690	168,511
Enel Chile SA (ADR)		34,750	203,635
NextEra Energy, Inc.		899	135,309
Power Assets Holdings Ltd.		1,000	8,822
Tokyo Electric Power Co. Holdings, Inc.(c)		26,200	106,091

			1,062,913

Multi-Utilities – 0.1%
Atco Ltd./Canada – Class I		620	22,844
Centrica PLC		42,268	109,249
Dominion Energy, Inc.		120	9,452

			141,545

Water Utilities – 0.3%
Guangdong Investment Ltd.		444,000	656,628

			1,861,086

Real Estate – 0.2%
Equity Real Estate Investment Trusts (REITs) – 0.1%
American Tower Corp.		88	13,029
Equity Residential		182	12,221
HCP, Inc.		3,295	98,224
Weyerhaeuser Co.		3,726	121,505

			244,979

Real Estate Management & Development – 0.1%
CBRE Group, Inc. – Class A(c)		6,070	219,005
Country Garden Holdings Co., Ltd.		29,000	38,629
Sunac China Holdings Ltd.		15,000	45,128

			302,762

			547,741

Total Common Stocks (cost $73,881,359)			74,747,264

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 9.2%
Australia – 0.3%
Australia Government Bond Series 128 5.75%, 7/15/22(e)	AUD	296	273,451

26 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 142 4.25%, 4/21/26(e)	AUD	415	$372,178

			645,629

Belgium – 0.6%
Kingdom of Belgium Government Bond Series 31 5.50%, 3/28/28	EUR	299	533,633
Series 72 2.60%, 6/22/24(e)		262	363,753
Series 75 1.00%, 6/22/31(e)		146	172,350
Series 81 0.80%, 6/22/27(e)		357	430,104

			1,499,840

Canada – 0.3%
Canadian Government Bond 1.00%, 6/01/27	CAD	716	529,854
2.75%, 12/01/48		140	123,996

			653,850

France – 0.3%
French Republic Government Bond OAT 2.00%, 5/25/48(e)	EUR	18	22,746
2.50%, 5/25/30(e)		246	346,592
3.25%, 5/25/45(e)		211	340,428

			709,766

Germany – 0.9%
Bundesobligation Series 175 0.00%, 4/08/22(e)		664	806,629
Bundesrepublik Deutschland 2.50%, 7/04/44-8/15/46(e)		800	1,268,625

			2,075,254

Ireland – 0.2%
Ireland Government Bond 1.00%, 5/15/26(e)		339	414,769

Italy – 1.1%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		1,114	1,363,931
3.75%, 5/01/21		247	330,329
4.50%, 5/01/23		158	223,582
5.50%, 11/01/22		498	730,053

			2,647,895

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Japan – 0.8%
Japan Government Ten Year Bond Series 347 0.10%, 6/20/27	JPY	44,450	$408,102
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		19,150	215,079
Series 143 1.60%, 3/20/33		52,350	570,043
Series 150 1.40%, 9/20/34		69,400	736,511

			1,929,735

Malaysia – 0.1%
Malaysia Government Bond Series 511 3.58%, 9/28/18	MYR	1,290	303,472

Mexico – 0.8%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	4,948	274,046
7.75%, 11/13/42		3,357	199,535
8.00%, 6/11/20		16,080	926,317
Series M 20 10.00%, 12/05/24		8,135	538,989

			1,938,887

Netherlands – 0.0%
Netherlands Government Bond 0.50%, 7/15/26(e)	EUR	86	104,122

New Zealand – 0.2%
New Zealand Government Bond Series 423 5.50%, 4/15/23(e)	NZD	557	462,570

Poland – 0.1%
Republic of Poland Government Bond Series 725 3.25%, 7/25/25	PLN	496	140,745

Russia – 0.1%
Russian Federal Bond – OFZ Series 6214 6.40%, 5/27/20	RUB	11,236	187,836

Singapore – 0.0%
Singapore Government Bond 3.375%, 9/01/33	SGD	73	60,939

28 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Africa – 0.2%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	5,041	$347,783
Series R213 7.00%, 2/28/31		3,445	219,597

			567,380

Spain – 0.2%
Spain Government Bond 2.90%, 10/31/46(e)	EUR	252	306,806
4.70%, 7/30/41(e)		84	138,278

			445,084

Sweden – 0.4%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	5,730	843,590

United Kingdom – 0.8%
United Kingdom Gilt 1.50%, 7/22/26(e)	GBP	312	422,530
2.00%, 9/07/25(e)		380	536,762
3.50%, 7/22/68(e)		37	79,917
4.25%, 12/07/40(e)		83	160,696
4.50%, 12/07/42(e)		102	206,369
4.75%, 12/07/30(e)		277	509,479

			1,915,753

United States – 1.8%
U.S. Treasury Bonds 2.875%, 11/15/46	$	230	236,864
3.00%, 11/15/45		335	353,476
3.625%, 8/15/43		55	64,694
4.625%, 2/15/40		458	616,957
5.375%, 2/15/31		438	597,870
6.25%, 5/15/30		49	71,414
U.S. Treasury Notes 1.125%, 7/31/21		437	429,353
1.25%, 3/31/21		254	251,163
1.625%, 5/15/26		261	251,828
2.00%, 11/15/26		695	688,999
2.25%, 11/15/25		759	770,859

			4,333,477

Total Governments – Treasuries (cost $20,629,317)			21,880,593

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 4.1%
Industrial – 2.1%
Basic – 0.1%
Glencore Funding LLC 4.00%, 3/27/27(e)	$	62	$62,756
4.125%, 5/30/23(e)		31	32,263
Mosaic Co. (The) 5.625%, 11/15/43		44	45,769
Yamana Gold, Inc. 4.95%, 7/15/24(d)		58	58,875

			199,663

Capital Goods – 0.1%
Holcim Finance Luxembourg SA Series E 2.25%, 5/26/28(e)	EUR	145	183,459

Communications - Media – 0.3%
21st Century Fox America, Inc. 6.55%, 3/15/33	$	22	28,077
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20		81	83,059
4.908%, 7/23/25		78	83,488
Cox Communications, Inc. 2.95%, 6/30/23(e)		55	54,816
Discovery Communications LLC 3.45%, 3/15/25		58	57,120
Myriad International Holdings BV 4.85%, 7/06/27(e)		200	209,768
RELX Capital, Inc. 8.625%, 1/15/19		125	135,557
Time Warner, Inc. 3.55%, 6/01/24		115	117,722

			769,607

Communications - Telecommunications – 0.3%
AT&T, Inc. 3.40%, 8/14/24-5/15/25		284	283,834
3.95%, 1/15/25		71	73,361
4.90%, 8/14/37		70	70,776
Bell Canada, Inc. 3.35%, 6/18/19	CAD	38	31,177
4.70%, 9/11/23		52	46,076
Rogers Communications, Inc. 4.00%, 6/06/22		66	56,529

30 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 2.625%, 8/15/26	$	61	$57,042
3.50%, 11/01/24		153	155,964

			774,759

Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		200	201,812

Consumer Cyclical - Entertainment – 0.1%
Carnival Corp. 1.625%, 2/22/21	EUR	142	177,506

Consumer Cyclical - Retailers – 0.0%
Kohl’s Corp. 4.25%, 7/17/25(d)	$	24	24,254

Consumer Non-Cyclical – 0.3%
AbbVie, Inc. 2.50%, 5/14/20		60	60,767
Ahold Finance USA LLC 6.875%, 5/01/29		180	229,011
Mylan NV 3.15%, 6/15/21		124	125,624
Reynolds American, Inc. 4.45%, 6/12/25		72	77,975
5.85%, 8/15/45		65	78,810
Teva Pharmaceutical Finance Netherlands II BV 1.25%, 3/31/23(e)	EUR	136	156,139
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	$	31	28,395
Tyson Foods, Inc. 2.65%, 8/15/19		41	41,529

			798,250

Energy – 0.4%
Energy Transfer LP 6.70%, 7/01/18		81	84,028
7.50%, 7/01/38		43	52,731
EnLink Midstream Partners LP 4.15%, 6/01/25		144	144,708
Enterprise Products Operating LLC 4.90%, 5/15/46		57	61,836
Hess Corp. 4.30%, 4/01/27		78	76,379

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP 2.65%, 2/01/19	$	15	$15,118
Kinder Morgan, Inc./DE 5.00%, 2/15/21(e)		69	74,055
ONEOK Partners LP 3.20%, 9/15/18		43	43,452
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		103	101,397
Williams Partners LP 3.90%, 1/15/25		78	80,150
4.125%, 11/15/20		100	104,928
4.50%, 11/15/23		35	37,577

			876,359

Technology – 0.3%
Agilent Technologies, Inc. 5.00%, 7/15/20		42	45,095
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(e)		31	31,941
3.875%, 1/15/27(e)		33	34,016
Fidelity National Information Services, Inc. 0.40%, 1/15/21	EUR	135	161,159
Hewlett Packard Enterprise Co. 3.60%, 10/15/20	$	44	45,661
HP, Inc. 3.75%, 12/01/20		18	18,882
4.65%, 12/09/21		38	41,146
KLA-Tencor Corp. 4.65%, 11/01/24		91	99,615
Seagate HDD Cayman 4.75%, 1/01/25		72	70,096
Tencent Holdings Ltd. 3.375%, 5/02/19(e)		200	204,211
VMware, Inc. 2.95%, 8/21/22		39	39,171

			790,993

Transportation - Services – 0.1%
Asciano Finance Ltd. 5.00%, 4/07/18(e)		99	100,448
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.375%, 2/01/22(e)		146	151,174

			251,622

			5,048,284

32 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 2.0%
Banking – 1.4%
American Express Credit Corp. 0.625%, 11/22/21	EUR	112	$135,524
Bank of America Corp. 3.824%, 1/20/28	$	66	67,993
4.20%, 8/26/24		111	116,840
Barclays Bank PLC Series E 6.625%, 3/30/22(e)	EUR	83	123,084
Barclays PLC 3.684%, 1/10/23	$	200	205,636
Compass Bank 5.50%, 4/01/20		147	155,916
Cooperatieve Rabobank UA 4.375%, 8/04/25		250	265,872
Fifth Third Bancorp 2.30%, 3/01/19		64	64,451
Goldman Sachs Group, Inc. (The) Series G 7.50%, 2/15/19		237	255,778
JPMorgan Chase & Co. 3.782%, 2/01/28		144	149,171
Lloyds Banking Group PLC 4.582%, 12/10/25		262	276,491
Morgan Stanley Series F 3.875%, 4/29/24		106	111,519
Series G 1.375%, 10/27/26	EUR	111	130,501
Nationwide Building Society 6.25%, 2/25/20(e)	$	183	201,348
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(e)(f)	GBP	36	50,312
Santander Holdings USA, Inc. 4.40%, 7/13/27(e)	$	118	121,185
Santander Issuances SAU 3.25%, 4/04/26(e)	EUR	100	128,764
UBS Group Funding Switzerland AG 1.50%, 11/30/24(e)		200	246,552
4.125%, 9/24/25(e)	$	200	212,022
UniCredit SpA 3.75%, 4/12/22(e)		200	205,166
US Bancorp Series E 0.85%, 6/07/24	EUR	103	123,324
Series J 5.30%, 4/15/27(f)	$	46	49,993

			3,397,442

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
SUAM Finance BV 4.875%, 4/17/24(e)	$	107	$113,821

Insurance – 0.3%
Allianz SE 3.099%, 7/06/47(e)	EUR	100	129,100
Aviva PLC Series E 3.375%, 12/04/45(e)		100	126,539
Humana, Inc. 7.20%, 6/15/18	$	50	52,079
Lincoln National Corp. 8.75%, 7/01/19		20	22,352
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(e)		21	34,593
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Series E 6.25%, 5/26/42(e)	EUR	100	148,918
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(e)	$	41	69,389
Prudential Financial, Inc. 5.625%, 6/15/43		98	106,266
Swiss Re America Holding Corp. 7.00%, 2/15/26		77	96,172

			785,408

REITS – 0.2%
American Tower Corp. 5.05%, 9/01/20		163	176,568
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		47	48,436
Welltower, Inc. 4.00%, 6/01/25		171	180,578

			405,582

			4,702,253

Utility – 0.0%
Electric – 0.0%
Exelon Corp. 5.15%, 12/01/20		32	34,642
TECO Finance, Inc. 5.15%, 3/15/20		56	59,502

			94,144

Total Corporates – Investment Grade (cost $9,477,739)			9,844,681

34 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 1.6%
Agency Fixed Rate 30-Year – 1.4%
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 7/01/35	$	40	$44,161
Federal National Mortgage Association 3.50%, 9/15/47, TBA		570	590,618
4.00%, 9/15/47, TBA		1,665	1,759,177
4.50%, 9/25/47, TBA		800	860,562
Series 2003 5.50%, 4/01/33		34	37,610
Series 2004 5.50%, 4/01/34-5/01/34		32	35,618
Series 2005 5.50%, 2/01/35		24	26,905

			3,354,651

Other Agency Fixed Rate Programs – 0.1%
Canadian Mortgage Pools 6.125%, 12/15/24	CAD	324	309,178

Agency ARMs – 0.1%
Federal Home Loan Mortgage Corp. 3.463% (LIBOR 12 Month + 1.76%), 5/01/38(g)	$	56	58,346
Federal National Mortgage Association Series 2003 3.435% (LIBOR 12 Month + 1.81%), 12/01/33(g)		34	36,068

			94,414

Agency Fixed Rate 15-Year – 0.0%
Federal National Mortgage Association Series 2006 6.00%, 9/01/21		7	7,605

Total Mortgage Pass-Throughs (cost $3,735,058)			3,765,848

COVERED BONDS – 1.1%
Banco de Sabadell SA 0.875%, 11/12/21(e)	EUR	100	122,885
Bank of Scotland PLC Series E 4.75%, 6/08/22(e)		264	382,688
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(e)		166	209,531

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S Series E 1.25%, 6/11/21(e)	EUR	100	$125,112
DNB Boligkreditt AS Series E 3.875%, 6/16/21		147	201,288
Nationwide Building Society Series E 4.375%, 2/28/22		150	212,687
Nordea Hypotek AB Series 5531 1.00%, 4/08/22	SEK	2,000	256,791
Santander UK PLC Series E 1.625%, 11/26/20(e)	EUR	156	196,058
Skandinaviska Enskilda Banken AB Series 574 1.50%, 12/15/21(e)	SEK	2,000	262,830
Stadshypotek AB Series 1584 1.50%, 3/17/21(e)		2,000	262,820
Swedbank Hypotek AB Series 190 1.00%, 9/15/21(e)		2,000	258,153
UBS AG/London Series E 1.375%, 4/16/21(e)	EUR	169	211,571

Total Covered Bonds (cost $2,403,156)			2,702,414

INFLATION-LINKED SECURITIES – 1.1%
Japan – 0.6%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	145,405	1,369,001

New Zealand – 0.1%
New Zealand Government Bond Series 925 2.00%, 9/20/25(e)	NZD	195	143,011

United States – 0.4%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)	$	702	703,380
0.25%, 1/15/25 (TIPS)		201	200,715
0.375%, 7/15/25 (TIPS)		163	164,602

			1,068,697

Total Inflation-Linked Securities (cost $2,580,207)			2,580,709

36 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.0%
Risk Share Floating Rate – 1.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2014-DN1, Class M2 3.434% (LIBOR 1 Month + 2.20%), 2/25/24(h)	$	234	$241,241
Series 2014-HQ2, Class M1 2.684% (LIBOR 1 Month + 1.45%), 9/25/24(h)		17	17,226
Series 2015-DNA2, Class M2 3.834% (LIBOR 1 Month + 2.60%), 12/25/27(h)		166	169,130
Series 2016-DNA2, Class M2 3.434% (LIBOR 1 Month + 2.20%), 10/25/28(h)		250	253,766
Series 2017-DNA2, Class M1 2.434% (LIBOR 1 Month + 1.20%), 10/25/29(h)		246	247,458
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 3.234% (LIBOR 1 Month + 2.00%), 10/25/23(h)		18	17,934
Series 2014-C01, Class M1 2.834% (LIBOR 1 Month + 1.60%), 1/25/24(h)		63	63,459
Series 2014-C04, Class 2M2 6.234% (LIBOR 1 Month + 5.00%), 11/25/24(h)		150	167,245
Series 2016-C01, Class 1M1 3.184% (LIBOR 1 Month + 1.95%), 8/25/28(h)		128	128,724
Series 2016-C01, Class 2M1 3.334% (LIBOR 1 Month + 2.10%), 8/25/28(h)		42	42,460
Series 2016-C02, Class 1M1 3.384% (LIBOR 1 Month + 2.15%), 9/25/28(h)		143	145,328
Series 2016-C03, Class 1M1 3.234% (LIBOR 1 Month + 2.00%), 10/25/28(h)		66	66,712
Series 2016-C03, Class 2M1 3.434% (LIBOR 1 Month + 2.20%), 10/25/28(h)		118	119,617
Series 2016-C04, Class 1M1 2.684% (LIBOR 1 Month + 1.45%), 1/25/29(h)		93	94,254
Series 2016-C05, Class 2M1 2.584% (LIBOR 1 Month + 1.35%), 1/25/29(h)		78	78,306
Series 2016-C06, Class 1M1 2.534% (LIBOR 1 Month + 1.30%), 4/25/29(h)		276	278,409

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C07, Class 2M1 2.534% (LIBOR 1 Month + 1.30%), 5/25/29(h)	$	77	$77,051
Series 2017-C02, Class 2M1 2.384% (LIBOR 1 Month + 1.15%), 9/25/29(h)		99	99,824

			2,308,144

Non-Agency Fixed Rate – 0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.238%, 5/25/35		43	43,456

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.831%, 5/28/35(i)		33	29,085

Total Collateralized Mortgage Obligations (cost $2,375,333)			2,380,685

AGENCIES – 0.8%
Agency Debentures – 0.7%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		1,826	1,735,723

Agency Subordinated – 0.1%
Federal National Mortgage Association Zero Coupon, 10/09/19		180	173,590

Total Agencies (cost $1,899,562)			1,909,313

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Non-Agency Fixed Rate CMBS – 0.4%
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(e)		213	217,153
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.372%, 12/10/49(i)		97	96,458
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		354	354,361
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(e)		89	86,808
Series 2013-G1, Class A2 3.557%, 4/10/31(e)		134	134,886

38 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(e)	$	79	$79,552

			969,218

Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		386	402,598

Non-Agency Floating Rate CMBS – 0.1%
H/2 Asset Funding NRE Series 2015-1A 2.886% (LIBOR 1 Month + 1.65%), 6/24/49(h)(i)(j)		32	31,741
Starwood Retail Property Trust Series 2014-STAR, Class A 2.447% (LIBOR 1 Month + 1.22%), 11/15/27(e)(h)		143	142,768

			174,509

Total Commercial Mortgage-Backed Securities (cost $1,539,333)			1,546,325

GOVERNMENTS – SOVEREIGN AGENCIES – 0.6%
Canada – 0.6%
Canada Housing Trust No. 1 1.90%, 9/15/26(e)	CAD	765	594,394
3.80%, 6/15/21(e)		860	740,161

Total Governments – Sovereign Agencies (cost $1,263,723)			1,334,555

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 0.3%
Canada – 0.3%
Province of Ontario Canada 2.60%, 6/02/27		605	485,531
Province of Quebec Canada 2.75%, 9/01/27		341	277,240

Total Local Governments – Provincial Bonds (cost $756,212)			762,771

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(e)	$	215	$233,898

China – 0.1%
State Grid Overseas Investment Ltd. 2.25%, 5/04/20(e)		200	200,086

Mexico – 0.0%
Petroleos Mexicanos 4.50%, 1/23/26		122	122,885

Total Quasi-Sovereigns (cost $548,225)			556,869

ASSET-BACKED SECURITIES – 0.2%
Other ABS - Fixed Rate – 0.1%
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(e)(i)		104	104,560
Series 2014-2A, Class C 3.869%, 10/15/49(e)(i)		85	87,400
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(e)(i)		123	125,076
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables Series 2, Class SNR 2.98%, 2/16/18(e)(i)	EUR	14	16,427

			333,463

Autos - Fixed Rate – 0.1%
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, 3/25/20(e)	$	166	165,789

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.359% (LIBOR 1 Month + 1.13%), 12/25/32(h)(i)		17	16,653

40 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 0.0%
Hertz Fleet Lease Funding LP Series 2014-1, Class A 1.631% (LIBOR 1 Month + 0.40%), 4/10/28(e)(h)	$	13	$13,483

Total Asset-Backed Securities (cost $521,687)			529,388

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
State of California Series 2010 7.625%, 3/01/40 (cost $240,171)		165	256,530

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.1%
Options on Forward Contracts – 0.0%
USD/MXN Expiration: Aug 2018; Contracts: 710,000; Exercise Price: USD 17.50; Counterparty: Deutsche Bank AG(c)	USD	710,000	11,662

Swaptions – 0.1%
IRS Swaption Expiration: Nov 2017; Contracts: 12,330,000; Exercise Price: USD 2.14; Counterparty: Morgan Stanley Capital Services LLC(c)		12,330,000	112,121

Total Options Purchased – Puts (premiums paid $157,437)			123,783

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.0%
Qatar – 0.0%
Qatar Government International Bond 5.25%, 1/20/20(e) (cost $104,738)	$	100	106,500

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Swaptions – 0.0%
IRS Swaption Expiration: Nov 2017; Contracts: 6,165,000; Exercise Rate: 2.14%; Counterparty: Morgan Stanley Capital Services LLC(c) (premiums paid $72,208)	USD	6,165,000	$79,246

		Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADE – 0.0%
Industrial – 0.0%
Basic – 0.0%
CF Industries, Inc. 4.95%, 6/01/43 (cost $22,910)	$	27	23,434

		Shares
SHORT-TERM INVESTMENTS – 16.2%
Investment Companies – 16.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.86%(a)(b)(k) (cost $38,652,223)		38,652,223	38,652,223

Total Investments Before Security Lending Collateral for Securities Loaned – 100.8% (cost $236,587,111)			240,228,252

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.86%(a)(b)(k) (cost $138,977)		138,977	138,977

Total Investments – 100.9% (cost $236,726,088)			240,367,229
Other assets less liabilities – (0.9)%			(2,089,528)

Net Assets – 100.0%			$238,277,701

42 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at August 31, 2017	Unrealized Apprecation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	6	September 2017	AUD	600		$613,399	$613,623	$224
10 Yr Japan Bond (OSE) Futures	19	September 2017	JPY	1,900,000		25,953,903	26,117,979	164,076
Euro Buxl 30 Yr Bond Futures	15	September 2017	EUR	1,500		2,894,507	3,006,007	111,500
Euro STOXX 50 Index Futures	38	September 2017	EUR	– 0	–*	1,572,491	1,548,919	(23,572)
Euro-BOBL Futures	7	September 2017	EUR	700		1,097,820	1,109,476	11,656
Euro-Bund Futures	8	September 2017	EUR	800		1,540,348	1,572,157	31,809
Euro-Schatz Futures	16	December 2017	EUR	1,600		2,136,548	2,136,335	(213)
FTSE 100 Index Futures	6	September 2017	GBP	– 0	–*	568,778	576,658	7,880
Long Gilt Futures	34	December 2017	GBP	3,400		5,572,059	5,596,798	24,739
Mini MSCI EAFE Futures	1	September 2017	USD	– 0	–*	96,787	96,740	(47)
Mini MSCI Emerging Markets Futures	21	September 2017	USD	1		1,048,678	1,140,510	91,832
Russell 2000 Mini Futures	30	September 2017	USD	2		2,121,442	2,106,600	(14,842)
S&P Mid 400 E-Mini Futures	12	September 2017	USD	1		2,089,020	2,076,480	(12,540)
S&P TSX 60 Index Futures	3	September 2017	CAD	1		427,393	428,108	715
SPI 200 Futures	5	September 2017	AUD	– 0	–*	557,987	565,210	7,223
TOPIX Index Futures	6	September 2017	JPY	60		882,425	884,705	2,280
U.S. T-Note 5 Yr (CBT) Futures	131	December 2017	USD	13,100		15,486,221	15,523,500	37,279

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at August 31, 2017	Unrealized Apprecation/ (Depreciation)
U.S. T-Note 10 Yr (CBT) Futures	32	December 2017	USD	3,200	$4,052,544	$4,063,500	$10,956
U.S. Ultra Bond (CBT) Futures	46	December 2017	USD	4,600	7,683,841	7,776,875	93,034

Sold Contracts
10 Yr Canadian Bond Futures	9	December 2017	CAD	900	994,146	996,396	(2,250)
10 Yr Mini Japan Government Bond Futures	1	September 2017	JPY	10,000	137,177	137,454	(277)
S&P 500 E-Mini Futures	158	September 2017	USD	8	19,412,951	19,513,790	(100,839)
U.S. 10 Yr Ultra Futures	15	December 2017	USD	1,500	2,038,804	2,047,969	(9,165)

							$431,458

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	NZD	1,108	USD	803	9/15/17	$7,820
Bank of America, NA	RUB	10,958	USD	187	9/13/17	(1,517)
Bank of America, NA	KRW	204,165	USD	182	9/15/17	216
Bank of America, NA	TWD	2,579	USD	85	9/20/17	(596)
Bank of America, NA	USD	86	TWD	2,579	9/20/17	(118)
Bank of America, NA	USD	898	BRL	2,856	10/03/17	4,953
Bank of America, NA	MXN	26,590	USD	1,482	10/06/17	2,233
Bank of America, NA	USD	1,413	RUB	83,701	11/15/17	11,872
Bank of America, NA	USD	165	TWD	4,973	11/22/17	858
Barclays Banks PLC	USD	534	AUD	708	9/15/17	28,415
Barclays Banks PLC	CHF	684	USD	711	11/15/17	(5,500)
Barclays Banks PLC	KRW	1,310,255	USD	1,169	11/15/17	2,727
Barclays Banks PLC	USD	430	TWD	12,896	11/15/17	(310)
BNP Paribas SA	USD	430	KRW	494,560	9/15/17	9,536
BNP Paribas SA	USD	582	NZD	785	9/15/17	(18,302)
BNP Paribas SA	GBP	2,832	USD	3,697	9/21/17	31,868
BNP Paribas SA	JPY	600,000	USD	5,317	9/22/17	(144,992)
BNP Paribas SA	USD	5,380	JPY	600,000	9/22/17	81,988
Citibank, NA	RUB	5,090	USD	84	9/13/17	(3,558)

44 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	324	RUB	19,527	9/13/17	$12,400
Citibank, NA	SEK	1,848	USD	224	9/15/17	(8,514)
Citibank, NA	EUR	9,591	USD	10,998	10/04/17	(437,554)
Citibank, NA	USD	1,655	EUR	1,417	10/04/17	34,988
Citibank, NA	KRW	678,589	USD	607	10/26/17	3,325
Citibank, NA	USD	367	TWD	11,031	11/22/17	528
Credit Suisse International	NZD	799	USD	576	9/15/17	2,132
Goldman Sachs Bank USA	ZAR	7,933	USD	584	9/20/17	(24,012)
Goldman Sachs Bank USA	JPY	572,485	USD	5,076	9/22/17	(135,897)
Goldman Sachs Bank USA	USD	603	NOK	4,988	9/27/17	40,519
Goldman Sachs Bank USA	TWD	26,957	USD	890	11/22/17	(8,968)
JPMorgan Chase Bank, NA	USD	635	AUD	835	9/15/17	28,565
JPMorgan Chase Bank, NA	USD	2,104	JPY	234,982	9/22/17	35,126
JPMorgan Chase Bank, NA	CAD	4,602	USD	3,672	11/10/17	(15,493)
Morgan Stanley Capital Services, Inc.	USD	804	SEK	6,748	9/27/17	46,355
Royal Bank of Scotland PLC	USD	567	GBP	435	9/15/17	(4,649)
Royal Bank of Scotland PLC	USD	1,839	NOK	14,300	11/15/17	7,412
Royal Bank of Scotland PLC	USD	2,414	SEK	19,171	11/15/17	8,555
Standard Chartered Bank	KRW	290,395	USD	258	9/15/17	66
Standard Chartered Bank	USD	121	KRW	136,103	10/26/17	(152)
Standard Chartered Bank	AUD	535	USD	422	11/15/17	(2,494)
Standard Chartered Bank	CAD	1,306	USD	1,036	11/15/17	(10,489)
Standard Chartered Bank	CHF	1,101	USD	1,153	11/15/17	(48)
Standard Chartered Bank	GBP	880	USD	1,140	11/15/17	(675)
Standard Chartered Bank	JPY	92,901	USD	846	11/15/17	(2,031)
Standard Chartered Bank	NZD	815	USD	587	11/15/17	2,139
Standard Chartered Bank	SGD	994	USD	733	11/15/17	(379)
Standard Chartered Bank	USD	1,161	CZK	25,228	11/15/17	(4,395)
Standard Chartered Bank	USD	660	EUR	552	11/15/17	(770)
Standard Chartered Bank	USD	707	HUF	180,860	11/15/17	(542)
Standard Chartered Bank	USD	850	INR	54,717	11/15/17	(189)
Standard Chartered Bank	USD	1,039	MXN	18,683	11/15/17	(5,633)
Standard Chartered Bank	USD	589	PLN	2,104	11/15/17	897
Standard Chartered Bank	USD	1,275	TRY	4,492	11/15/17	(1,798)
Standard Chartered Bank	USD	367	TWD	11,031	11/22/17	408
State Street Bank & Trust Co.	AUD	4,118	USD	3,162	9/15/17	(111,802)
State Street Bank & Trust Co.	CAD	452	USD	359	9/15/17	(3,111)
State Street Bank & Trust Co.	CHF	415	USD	432	9/15/17	(1,300)
State Street Bank & Trust Co.	EUR	279	USD	315	9/15/17	(17,787)
State Street Bank & Trust Co.	HKD	1,920	USD	247	9/15/17	1,537
State Street Bank & Trust Co.	JPY	32,189	USD	288	9/15/17	(4,880)
State Street Bank & Trust Co.	JPY	4,642	USD	42	9/15/17	50
State Street Bank & Trust Co.	NZD	124	USD	89	9/15/17	487
State Street Bank & Trust Co.	USD	298	AUD	381	9/15/17	4,172
State Street Bank & Trust Co.	USD	111	AUD	139	9/15/17	(64)
State Street Bank & Trust Co.	USD	337	CAD	452	9/15/17	25,419
State Street Bank & Trust Co.	USD	70	CHF	67	9/15/17	81
State Street Bank & Trust Co.	USD	366	CHF	348	9/15/17	(3,062)
State Street Bank & Trust Co.	USD	318	EUR	279	9/15/17	14,014
State Street Bank & Trust Co.	USD	209	GBP	161	9/15/17	(927)
State Street Bank & Trust Co.	USD	246	HKD	1,920	9/15/17	(1,013)
State Street Bank & Trust Co.	USD	338	JPY	36,831	9/15/17	(2,677)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	286	NZD	387	9/15/17	$(8,117)
State Street Bank & Trust Co.	USD	213	SEK	1,848	9/15/17	19,872
State Street Bank & Trust Co.	USD	189	ZAR	2,493	9/20/17	2,191
State Street Bank & Trust Co.	USD	766	GBP	588	9/21/17	(4,969)
State Street Bank & Trust Co.	JPY	22,795	USD	200	9/22/17	(7,094)
State Street Bank & Trust Co.	NOK	3,851	USD	481	9/27/17	(15,778)
State Street Bank & Trust Co.	SEK	21,639	USD	2,590	9/27/17	(137,347)
State Street Bank & Trust Co.	USD	96	NOK	791	9/27/17	6,318
State Street Bank & Trust Co.	USD	454	SEK	3,812	9/27/17	26,384
State Street Bank & Trust Co.	EUR	1,229	USD	1,419	10/04/17	(47,200)
State Street Bank & Trust Co.	USD	797	EUR	679	10/04/17	15,046
State Street Bank & Trust Co.	CAD	216	MXN	3,093	10/06/17	(1,159)
State Street Bank & Trust Co.	MXN	1,355	USD	76	10/06/17	764
State Street Bank & Trust Co.	PLN	379	USD	104	10/20/17	(1,760)
State Street Bank & Trust Co.	NOK	3,325	EUR	357	11/15/17	(2,733)
UBS AG	GBP	596	USD	773	9/15/17	2,108
UBS AG	USD	379	MYR	1,619	10/26/17	(470)

						$(688,481)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price	Expiration Date	Contracts	Notional Amount (000)	Premiums Received	U.S. $ Value
Call USD vs. MXN/ Deutsche Bank AG	USD 22.000	08/2018	710,000	USD 710	$10,252	$(8,093)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)%	Quarterly	3.27%	USD	5,590	$(462,780)	$(412,965)	$(49,815)
iTraxx Xover Series 26, 5 Year Index, 12/20/21*	(5.00)	Quarterly	2.09	EUR	1,210	(183,915)	(165,635)	(18,280)

46 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 28, 5 Year Index, 6/20/22*	1.00%	Quarterly	0.58%	USD	18,630	$392,755	$362,116	$30,639
iTraxx Europe Series 27, 5 Year Index, 6/20/22*	1.00	Quarterly	0.55	EUR	8,050	224,510	209,225	15,285

						$(29,430)	$(7,259)	$(22,171)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
NOK 11,767	5/12/18	0.954%	6 Month NIBOR	Annual/ Semi-Annual	$(253)
NOK 11,767	5/12/18	6 Month NIBOR	0.954%	Semi- Annual/ Annual	(250)
USD 361	7/02/24	3 Month LIBOR	2.632%	Quarterly/ Semi-Annual	7,166
USD 361	7/02/24	2.632%	3 Month LIBOR	Semi- Annual/ Quarterly	(8,813)
NZD 363	7/28/26	2.473%	3 Month BKBM	Semi- Annual/ Quarterly	5
NZD 363	7/28/26	3 Month BKBM	2.473%	Quarterly/ Semi-Annual	6,230

					$4,085

INFLATION (CPI) SWAPS (see Note D)

		Rate Type
Swap Counterparty & Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC USD 27,950	7/18/22	1.937%	CPI#	Maturity/ Maturity	$(92,317)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA Russell 1000 Value Index Total Return	5,166	LIBOR Plus 0.33%	Quarterly	USD 7,407	8/15/18	$(22,545)

Pay Total Return on Reference Obligation
Citibank, NA Russell 1000 Growth Total Return Index	6,337	LIBOR Plus 0.25%	Quarterly	USD 7,458	8/15/18	(93,883)

						$(116,428)

*	Notional amount less than 500.

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate market value of these securities amounted to $16,720,663 or 7.0% of net assets.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Variable rate coupon, rate shown as of August 31, 2017.

(h)	Floating Rate Security. Stated interest/floor rate was in effect at August 31, 2017.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of August 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
H/2 Asset Funding NRE Series 2015-1A 2.886%, 6/24/49	3/29/17	$31,520	$31,741	0.01%

(k)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

48 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REG – Registered Shares

SPI – Share Price Index

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 49

STATEMENT OF ASSETS & LIABILITIES

August 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $126,106,099)	$129,204,736	(a)
Affiliated issuers (cost $110,619,989—including investment of cash collateral for securities loaned of $138,977)	111,162,493
Cash	92,694
Cash collateral due from broker	2,026,901
Foreign currencies, at value (cost $182,017)	183,278
Receivable for investment securities sold and foreign currency transactions	730,229
Unrealized appreciation on forward currency exchange contracts	524,344
Unaffiliated interest and dividends receivable	455,967
Affiliated dividends receivable	154,627
Receivable for shares of beneficial interest sold	33,211
Receivable for variation margin on exchange traded swaps	3,421
Other assets	242,919

Total assets	244,814,820

Liabilities
Options written, at value (premiums received $10,252)	8,093
Payable for investment securities purchased and foreign currency transactions	3,837,130
Unrealized depreciation on forward currency exchange contracts	1,212,825
Payable for shares of beneficial interest redeemed	824,061
Payable for collateral received on securities loaned	138,977
Unrealized depreciation on total return swaps	116,428
Unrealized depreciation on inflation swaps	92,317
Distribution fee payable	77,213
Advisory fee payable	54,122
Payable for variation margin on futures	12,555
Transfer Agent fee payable	8,312
Accrued expenses	155,086

Total liabilities	6,537,119

Net Assets	$238,277,701

Composition of Net Assets
Shares of beneficial interest, at par	$187
Additional paid-in capital	225,418,396
Undistributed net investment income	7,029,400
Accumulated net realized gain on investment and foreign currency transactions	2,662,244
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,167,474

	$238,277,701

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$174,666,804	13,659,463	$12.79	*

B	$1,490,021	115,988	$12.85

C	$41,636,928	3,310,958	$12.58

Advisor	$9,273,767	721,071	$12.86

R	$4,078,549	319,703	$12.76

K	$7,095,827	556,345	$12.75

I	$35,805	2,792	$12.82

(a)	Includes securities on loan with a value of $136,670 (see Note E).

*	The maximum offering price per share for Class A shares was $13.36 which reflects a sales charge of 4.25%.

See notes to financial statements.

50 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $35,482)	$604,616
Affiliated issuers	8,974,650
Interest	1,025,301
Securities lending income	1,335
Other income	439	$10,606,341

Expenses
Advisory fee (see Note B)	1,423,589
Distribution fee—Class A	434,860
Distribution fee—Class B	23,984
Distribution fee—Class C	607,198
Distribution fee—Class R	22,504
Distribution fee—Class K	17,678
Transfer agency—Class A	169,890
Transfer agency—Class B	2,984
Transfer agency—Class C	62,186
Transfer agency—Advisor Class	9,508
Transfer agency—Class R	11,701
Transfer agency—Class K	14,143
Transfer agency—Class I	582
Legal	134,911
Registration fees	95,411
Audit and tax	79,176
Custodian	76,204
Printing	46,429
Trustees’ fees	27,837
Miscellaneous	21,067

Total expenses	3,281,842
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(210,815)

Net expenses		3,071,027

Net investment income		7,535,314

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		3,751,647 (a)
Investment transactions		3,398,715
Forward currency exchange contracts		(250,031)
Futures		794,368
Swaps		(80,134)
Foreign currency transactions		(259,391)
Net realized gain distributions from Affiliated Underlying Portfolios		16,816,959
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(20,528,391)
Investments		3,098,637
Forward currency exchange contracts		(688,481)
Futures		431,458
Options written		2,159
Swaps		(226,831)
Foreign currency denominated assets and liabilities		8,028

Net gain on investment and foreign currency transactions		6,268,712

Net Increase in Net Assets from Operations		$13,804,026

(a)	On March 3, 2017, March 10, 2017, March 28, 2017, March 29, 2017 and March 30, 2017, the Strategy redeemed securities in-kind with total proceeds in the amount of $31,363,120, $20,726,236, $70,534,013, $24,296,288 and $61,380,546, respectively (see Note B).

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 51

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2017	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,535,314	$5,985,478
Net realized gain (loss) on investment transactions	7,355,174	(282,408)
Net realized gain distributions from Affiliated Underlying Portfolios	16,816,959	5,423,193
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(17,903,421)	(737,142)

Net increase in net assets from operations	13,804,026	10,389,121
Dividends to Shareholders from
Net investment income
Class A	(4,286,170)	(3,973,134)
Class B	– 0	–	(168,366)
Class C	(1,162,894)	(1,305,359)
Advisor Class	(267,098)	(332,915)
Class R	(92,061)	(93,967)
Class K	(164,659)	(171,049)
Class I	(12,532)	(10,497)
Transactions in Shares of Beneficial Interest
Net decrease	(53,296,066)	(40,701,911)

Total decrease	(45,477,454)	(36,368,077)
Net Assets
Beginning of period	283,755,155	320,123,232

End of period (including undistributed net investment income of $7,029,400 and $5,984,659, respectively)	$238,277,701	$283,755,155

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2017

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Conservative Wealth Strategy (the “Strategy”). The Strategy offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategy to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategy’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 53

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

54 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 55

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models

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NOTES TO FINANCIAL STATEMENTS (continued)

and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of August 31, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$76,445,121		$	– 0	–	$	– 0	–	$76,445,121
Common Stocks:
Information Technology	14,687,184			1,957,340			– 0	–	16,644,524
Health Care	10,890,843			1,152,594			– 0	–	12,043,437
Consumer Discretionary	10,573,109			1,203,990			– 0	–	11,777,099
Financials	6,320,460			4,263,101			– 0	–	10,583,561
Industrials	3,945,530			3,244,827			– 0	–	7,190,357
Consumer Staples	3,601,680			2,036,534			– 0	–	5,638,214
Materials	1,746,897			1,656,428			– 0	–	3,403,325
Energy	1,468,182			1,162,467			– 0	–	2,630,649
Telecommunication Services	522,931			1,904,340			– 0	–	2,427,271
Utilities	684,540			1,176,546			– 0	–	1,861,086
Real Estate	463,984			83,757			– 0	–	547,741
Governments – Treasuries	– 0	–		21,880,593			– 0	–	21,880,593
Corporates – Investment Grade	– 0	–		9,844,681			– 0	–	9,844,681
Mortgage Pass-Throughs	– 0	–		3,765,848			– 0	–	3,765,848
Covered Bonds	– 0	–		2,702,414			– 0	–	2,702,414
Inflation-Linked Securities	– 0	–		2,580,709			– 0	–	2,580,709
Collateralized Mortgage Obligations	– 0	–		2,351,600			29,085		2,380,685

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 57

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Agencies	$	– 0	–	$1,909,313		$	– 0	–	$1,909,313
Commercial Mortgage-Backed Securities		– 0	–	1,418,126			128,199		1,546,325
Governments – Sovereign Agencies		– 0	–	1,334,555			– 0	–	1,334,555
Local Governments – Provincial Bonds		– 0	–	762,771			– 0	–	762,771
Quasi-Sovereigns		– 0	–	556,869			– 0	–	556,869
Asset-Backed Securities		– 0	–	179,272			350,116		529,388
Local Governments – US Municipal Bonds		– 0	–	256,530			– 0	–	256,530
Options Purchased – Puts		– 0	–	123,783			– 0	–	123,783
Governments – Sovereign Bonds		– 0	–	106,500			– 0	–	106,500
Options Purchased – Calls		– 0	–	79,246			– 0	–	79,246
Corporates – Non-Investment Grade		– 0	–	23,434			– 0	–	23,434
Short-Term Investments		38,652,223		– 0	–		– 0	–	38,652,223
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		138,977		– 0	–		– 0	–	138,977

Total Investments in Securities		170,141,661		69,718,168			507,400		240,367,229
Other Financial Instruments(a):
Assets:
Futures		577,820		17,383			– 0	–	595,203	(b)
Forward Currency Exchange Contracts		– 0	–	524,344			– 0	–	524,344
Centrally Cleared Credit Default Swaps		– 0	–	45,924			– 0	–	45,924	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	13,401			– 0	–	13,401	(b)
Liabilities:
Futures		(140,173)		(23,572)			– 0	–	(163,745	)(b)
Forward Currency Exchange Contracts		– 0	–	(1,212,825)			– 0	–	(1,212,825)
Currency Options Written		– 0	–	(8,093)			– 0	–	(8,093)
Centrally Cleared Credit Default Swaps		– 0	–	(68,095)			– 0	–	(68,095	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(9,316)			– 0	–	(9,316	)(b)
Inflation (CPI) Swaps		– 0	–	(92,317)			– 0	–	(92,317)
Total Return Swaps		– 0	–	(116,428)			– 0	–	(116,428)

Total(c)		$170,579,308		$68,788,574			$507,400		$239,875,282

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

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The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations			Commercial Mortgage- Backed Securities			Asset-Backed Securities
Balance as of 8/31/16	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		53			(114)			(123)
Realized gain (loss)		– 0	–		(2,262)			501
Change in unrealized appreciation/depreciation		(4)			(1,117)			7,333
Purchases		29,036			336,243			386,590
Sales		– 0	–		(204,551)			(44,185)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 8/31/17		$29,085			$128,199			$350,116

Net change in unrealized appreciation/depreciation from investments held as of 8/31/17(a)		$(4)			$(1,117)			$7,333

	Total
Balance as of 8/31/16	$	– 0	–
Accrued discounts/(premiums)		(184)
Realized gain (loss)		(1,761)
Change in unrealized appreciation/depreciation		6,212
Purchases		751,869
Sales		(248,736)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		– 0	–

Balance as of 8/31/17		$507,400

Net change in unrealized appreciation/depreciation from investments held as of 8/31/17(a)		$6,212

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments.

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The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Strategy pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly.

The Strategy may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Strategy in an amount equal to the Strategy’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense. For the year ended August 31, 2017, such waivers amounted to $11,552.

In connection with the Strategy’s investments in AB Multi-Manager Alternative Strategies Fund (“MMAS”), which was liquidated on July 14, 2017, the Adviser had contractually agreed to (i) waive the portion of its advisory fee attributable to its services after paying sub-advisory fees to sub-advisors and (ii) waive an additional portion of the advisory fee in an amount equal to, or reimburse the Strategy for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by the Strategy as an acquired fund fee and expense. In connection with the Strategy’s investments in AB All Market Alternative Return Portfolio (“AMAR”), the Adviser has contractually agreed to waive its fees and/or reimburse expenses payable by the Strategy in an amount equal to the benefit to the Adviser of reduced waivers and/or reimbursements under the expense limitation undertaking in place for the AMAR as a result of the investment of Strategy assets in AMAR. In connection with the Strategy’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Strategy in an amount equal to the Strategy’s share of the advisory fees of AB mutual funds, as paid by the Strategy as an acquired fund fee and expense. These fee waivers and/or expense reimbursement will remain in effect until December 31, 2018. For the year ended August 31, 2017, such waivers amounted to $199,139.

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A summary of the Strategy’s transactions in AB mutual funds for the year ended August 31, 2017 is as follows:

Distributions
Fund	Market Value 8/31/16 (000)	Purchases at Cost (000)	Sales Proceeds* (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 8/31/17 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$	– 0	–	$75,767	$37,115	$	– 0	–	$	– 0	–	$38,652	$46	$	– 0	–
AB Cap Fund, Inc.:
AB All Market Alternative Return Portfolio	– 0	–	23,294	– 0	–	– 0	–	(138)	23,156	– 0	–	– 0	–
AB Multi-Manager Alternative Strategies	17,079	1,029	17,962	(301)	155	– 0	–	154	873
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio	– 0	–	24,773	596	(9)	599	24,767	– 0	–	– 0	–
AB High Income Fund, Inc.	– 0	–	24,367	– 0	–	– 0	–	81	24,448	172	– 0	–
AB Pooling Portfolios:
AB Bond Inflation Protection Portfolio	27,096	1,463	27,432	34	(1,161)	– 0	–	1,463	– 0	–
AB Global Core Bond Portfolio	68,256	2,203	67,352	1,188	(4,295)	– 0	–	1,253	833
AB International Growth Portfolio	11,352	804	11,758	1,542	(1,940)	– 0	–	442	–0	–
AB International Value Portfolio	11,392	188	12,257	2,660	(1,983)	– 0	–	188	– 0	–
AB Multi-Asset Real Return Portfolio	4,170	103	4,421	263	(115)	– 0	–	103	– 0	–
AB Short Duration Bond Portfolio	78,279	993	78,815	(828)	371	– 0	–	973	– 0	–
AB Small-Mid Cap Growth Portfolio	2,137	227	2,355	(52)	43	– 0	–	20	208

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												Distributions
Fund	Market Value 8/31/16 (000)		Purchases at Cost (000)	Sales Proceeds* (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)		Market Value 8/31/17 (000)			Dividend Income (000)	Realized Gains (000)
AB Small-Mid Cap Value Portfolio	$2,157		$269	$2,456	$844		$(814)		$	– 0	–	$22	$248
AB US Large Cap Growth Portfolio	14,818		2,527	16,056	68		(1,357)			– 0	–	55	2,444
AB US Value Portfolio	14,963		198	16,649	9,502		(8,014)			– 0	–	168	– 0	–
AB Volatility Management Portfolio	32,499		6,824	26,204	(11,159)		(1,960)			– 0	–	3,915	12,211
Government Money Market Portfolio**	– 0	–	2,502	2,363	– 0	–	– 0	–		139		1	– 0	–

Total					$3,752		$(20,528)			$111,162		$8,975	$16,817

*	Includes total proceeds from redeemed securities in-kind for AB Pooling Portfolios—AB Bond Inflation Protection Portfolio, AB Global Core Bond, AB International Growth Portfolio, AB International Value Portfolio, AB Small-Mid Cap Growth Portfolio, AB Small-Mid Cap Value Portfolio, AB US Large Cap Growth Portfolio and AB US Value Portfolio of $24,296,288, $61,380,546, $10,313,447, $10,412,789, $70,534,013, $1,964,445, $1,953,079, $13,722,166 and $13,723,430, respectively.

**	Investments of cash collateral for securities lending transactions (see Note E)

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $93,438 for the year ended August 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $4,052 from the sale of Class A shares and received $353, $1,467 and $845 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2017.

The Strategy may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended August 31, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $16,877,619 and $7,096,631, respectively, with realized gain of $847,792.

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Brokerage commissions paid on investment transactions for the year ended August 31, 2017 amounted to $46,470, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategy has adopted a Plan for each class of shares of the Strategy pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to both Class B and Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares and .25% of the Strategy’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective August 1, 2014, payments under the Plan in respect of Class A shares are limited to an annual rate of .25% of the Strategy’s Class A share’s average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategy is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategy’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategy to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategy’s shares. The fees are accrued daily and paid monthly.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$176,570,061	$329,689,413
U.S. government securities	38,255,040	79,812,934

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$236,830,084

Gross unrealized appreciation	$7,356,979
Gross unrealized depreciation	(3,745,381)

Net unrealized appreciation	$3,611,598

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2017, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2017, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in

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NOTES TO FINANCIAL STATEMENTS (continued)

market value should the counterparty not perform under the contract. If a put or call option purchased by the Strategy was permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

The Strategy may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended August 31, 2017, the Strategy held purchased options for hedging and non-hedging purposes. During the year ended August 31, 2017, the Strategy held written options for hedging and non-hedging purposes.

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Strategy may also

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enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2017, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer

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Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2017, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Strategy for the same reference obligation with the same counterparty. As of August 31, 2017, the Strategy did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on

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issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2017, the Strategy held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Strategy may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2017, the Strategy held total return swaps for hedging and non-hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s OTC

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counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the year ended August 31, 2017, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$485,273	*	Receivable/Payable for variation margin on futures	$11,905	*

Equity contracts	Receivable/Payable for variation margin on futures	109,930	*	Receivable/Payable for variation margin on futures	151,840	*

Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	45,924	*	Receivable/Payable for variation margin on exchange traded swaps	68,095	*

Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	13,401	*	Receivable/Payable for variation margin on exchange traded swaps	9,316	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	524,344		Unrealized depreciation on forward currency exchange contracts	1,212,825

Interest rate contracts	Investments in securities, at value	191,367

Foreign exchange contracts	Investments in securities, at value	11,662

Foreign exchange contracts				Options written, at value	8,093

Interest rate contracts				Unrealized depreciation on inflation swaps	92,317

Equity contracts				Unrealized depreciation on total return swaps	116,428

Total		$1,381,901			$1,670,819

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$272,443		$473,368

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	521,925		(41,910)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(250,031)		(688,481)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	19,034		(25,256)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(1,360)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	2,159

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(72,898)		(88,232)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$43,233	$(22,171)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(50,469)	(116,428)

Total		$483,237	$(508,311)

The following table represents the average monthly volume of the Strategy’s derivative transactions during the year ended August 31, 2017:

Futures:
Average original value of buy contracts	$51,016,472	(a)
Average original value of sale contracts	$14,562,898	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,807,869	(b)
Average principal amount of sale contracts	$47,301,184	(b)
Purchased Options:
Average monthly cost	$229,644	(c)
Options Written:
Average notional amount	$710,000	(c)
Inflation Swaps:
Average notional amount	$10,923,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,148,330	(b)
Credit Default Swaps:
Average notional amount of buy contracts	$88,000	(c)
Average notional amount of sale contracts	$1,006,250	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,579,211	(a)
Average notional amount of sale contracts	$18,834,907	(d)
Total Return Swaps:
Average notional amount	$14,892,393	(e)

(a)	Positions were open for four months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for one month during the year.

(d)	Positions were open for three months during the year.

(e)	Positions were open for two months during the year.

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Strategy as of August 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table. At August 31, 2017, the total derivative assets and liabilities not subject to netting arrangements were $654,528 and $241,156, respectively.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$7,820	$	– 0	–	$	– 0	–	$	– 0	–	$7,820
Bank of America, NA	20,132	(2,231)	– 0	–	– 0	–	17,901
Barclays Bank PLC	31,142	(31,142)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	123,392	(123,392)	– 0	–	– 0	–	– 0	–
Citibank, NA	51,241	(51,241)	– 0	–	– 0	–	– 0	–
Credit Suisse International	2,132	– 0	–	– 0	–	– 0	–	2,132
Deutsche Bank AG	11,662	(8,093)	– 0	–	– 0	–	3,569
Goldman Sachs Bank USA	40,519	(40,519)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	63,691	(15,493)	– 0	–	– 0	–	48,198
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	237,722	– 0	–	– 0	–	– 0	–	237,722
Royal Bank of Scotland PLC	15,967	(4,649)	– 0	–	– 0	–	11,318
Standard Chartered Bank	3,510	(3,510)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	116,335	(116,335)	– 0	–	– 0	–	– 0	–
UBS AG	2,108	(470)	– 0	–	– 0	–	1,638

Total	$727,373	$(397,075)	$	– 0	–	$	– 0	–	$330,298	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$2,231	$(2,231)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	98,127	(31,142)	– 0	–	– 0	–	66,985
BNP Paribas SA	163,294	(123,392)	– 0	–	– 0	–	39,902
Citibank, NA	566,054	(51,241)	– 0	–	– 0	–	514,813
Deutsche Bank AG	8,093	(8,093)	– 0	–	– 0	–	– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Goldman Sachs Bank USA	168,877	(40,519)		– 0	–		– 0	–		128,358
JPMorgan Chase Bank, NA	$15,493	$(15,493)	$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC	4,649	(4,649)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	29,595	(3,510)		– 0	–		– 0	–		26,085
State Street Bank & Trust Co.	372,780	(116,335)		– 0	–		– 0	–		256,445
UBS AG	470	(470)		– 0	–		– 0	–		– 0	–

Total	$1,429,663	$(397,075)	$	– 0	–	$	– 0	–		$1,032,588	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Strategy may enter into securities lending transactions. Under the Strategy’s securities lending program, all loans of securities will be collateralized continually by cash. The Strategy will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Strategy in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the

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policy of the Strategy to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Strategy will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distributions from the securities. The Strategy will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Strategy in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Strategy, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At August 31, 2017, the Strategy had securities on loan with a value of $136,670 and had received cash collateral which has been invested into Government Money Market Portfolio of $138,977. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Strategy earned securities lending income of $1,335 and $609 from the borrowers and Government Money Market Portfolio, respectively, for the year ended August 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Strategy in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Strategy’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense. For the year ended August 31, 2017, such waiver amounted to $124. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016

Class A
Shares sold	496,585	800,742	$6,156,856	$9,670,461

Shares issued in reinvestment of dividends	323,194	303,529	3,897,720	3,605,924

Shares converted from Class B	251,390	1,025,053	3,101,646	12,389,804

Shares converted from Class C	1,610,871	– 0	–	20,083,684	– 0	–

Shares redeemed	(3,586,981)	(3,146,384)	(44,459,671)	(37,961,912)

Net decrease	(904,941)	(1,017,060)	$(11,219,765)	$(12,295,723)

Class B
Shares sold	5,745	15,044	$71,248	$180,070

Shares issued in reinvestment of dividends	– 0	–	13,385	– 0	–	157,810

Shares converted to Class A	(253,089)	(1,036,783)	(3,101,646)	(12,389,804)

Shares redeemed	(57,734)	(129,703)	(712,199)	(1,543,792)

Net decrease	(305,078)	(1,138,057)	$(3,742,597)	$(13,595,716)

Class C
Shares sold	128,122	272,099	$1,551,928	$3,230,999

Shares issued in reinvestment of dividends	85,143	97,595	1,014,906	1,145,769

Shares converted to Class A	(1,633,229)	– 0	–	(20,083,684)	– 0	–

Shares redeemed	(1,321,894)	(1,282,993)	(16,089,264)	(15,308,770)

Net decrease	(2,741,858)	(913,299)	$(33,606,114)	$(10,932,002)

Advisor Class
Shares sold	346,362	286,129	$4,308,772	$3,470,076

Shares issued in reinvestment of dividends	19,709	22,760	238,482	271,299

Shares redeemed	(630,737)	(451,073)	(7,833,847)	(5,394,647)

Net decrease	(264,666)	(142,184)	$(3,286,593)	$(1,653,272)

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	Shares		Amount
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016

Class R
Shares sold	70,920	69,706	$877,350	$839,679

Shares issued in reinvestment of dividends	7,634	7,910	92,062	93,967

Shares redeemed	(125,663)	(174,265)	(1,567,202)	(2,085,888)

Net decrease	(47,109)	(96,649)	$(597,790)	$(1,152,242)

Class K
Shares sold	35,879	64,906	$442,298	$778,717

Shares issued in reinvestment of dividends	13,687	14,434	164,653	171,048

Shares redeemed	(82,408)	(165,485)	(1,015,787)	(2,013,943)

Net decrease	(32,842)	(86,145)	$(408,836)	$(1,064,178)

Class I
Shares sold	4,895	3,187	$60,917	$38,668

Shares issued in reinvestment of dividends	1,038	883	12,532	10,497

Shares redeemed	(39,633)	(4,788)	(507,820)	(57,943)

Net decrease	(33,700)	(718)	$(434,371)	$(8,778)

NOTE G

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S securities, or diversification strategies, may have a more significant effect on the Strategy’s net asset value, or NAV, when one of these investments is performing more poorly than another.

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High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Strategy, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of a Strategy bear both their proportionate share of expenses in the Strategy (including management fees) and, indirectly, the expenses of the investment companies.

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Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participates in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended August 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2017 and August 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$5,985,414	$6,055,287

Total taxable distributions	$5,985,414	$6,055,287

As of August 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,227,336
Undistributed capital gains	3,050,091	(a)
Accumulated capital and other losses	(37,934	)(b)
Unrealized appreciation/(depreciation)	3,619,626	(c)

Total accumulated earnings/(deficit)	$12,859,119

(a)	During the fiscal year, the Strategy utilized $15,603,824 of capital loss carry forwards to offset current year net realized gains.

(b)	As of August 31, 2017, the cumulative deferred loss on straddles was $37,934.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

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For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2017, the Strategy did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, and paydown gain/loss reclassifications resulted in a net decrease in undistributed net investment income, a net increase in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 83

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 12.38		$ 12.18		$ 12.43		$ 11.59		$ 11.34

Income From Investment Operations
Net investment income(a)	.38	(b)	.27	(b)	.28	(b)	.23	(b)	.20
Net realized and unrealized gain (loss) on investment transactions	.34		.19		(.48)		.82		.25

Net increase (decrease) in net asset value from operations	.72		.46		(.20)		1.05		.45

Less: Dividends
Dividends from net investment income	(.31)		(.26)		(.05)		(.21)		(.20)

Net asset value, end of period	$ 12.79		$ 12.38		$ 12.18		$ 12.43		$ 11.59

Total Return
Total investment return based on net asset value(c)	5.93	%*	3.86%		(1.59)%		9.20%		3.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$174,667		$180,380		$189,751		$209,189		$219,653
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.01%		.94%		.92%		1.02%		1.03%
Expenses, before waivers/reimbursements(d)†	1.09%		1.00%		.98%		1.03%		1.03%
Net investment income	3.08	%(b)	2.20	%(b)	2.28	%(b)	1.88	%(b)	1.70%
Portfolio turnover rate	86%		5%		6%		11%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.22%		.24%		.21%		.04%		.03%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 12.23		$ 12.00		$ 12.29		$ 11.50		$ 11.29

Income From Investment Operations
Net investment income(a)	.29	(b)	.21	(b)	.22	(b)	.15	(b)	.12
Net realized and unrealized gain (loss) on investment transactions	.33		.16		(.51)		.81		.24

Net increase (decrease) in net asset value from operations	.62		.37		(.29)		.96		.36

Less: Dividends
Dividends from net investment income	– 0	–	(.14)		– 0	–	(.17)		(.15)

Net asset value, end of period	$ 12.85		$ 12.23		$ 12.00		$ 12.29		$ 11.50

Total Return
Total investment return based on net asset value(c)	5.07	%*	3.11%		(2.36)%		8.46%		3.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,490		$5,150		$18,706		$37,181		$52,372
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.76%		1.69%		1.68%		1.73%		1.74%
Expenses, before waivers/reimbursements(d)†	1.84%		1.75%		1.74%		1.74%		1.74%
Net investment income	2.37	%(b)	1.77	%(b)	1.80	%(b)	1.28	%(b)	1.06%
Portfolio turnover rate	86%		5%		6%		11%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.22%		.24%		.21%		.04%		.03%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 12.17		$ 12.00		$ 12.29		$ 11.50		$ 11.29

Income From Investment Operations
Net investment income(a)	.29	(b)	.17	(b)	.19	(b)	.14	(b)	.11
Net realized and unrealized gain (loss) on investment transactions	.32		.19		(.48)		.82		.25

Net increase (decrease) in net asset value from operations	.61		.36		(.29)		.96		.36

Less: Dividends
Dividends from net investment income	(.20)		(.19)		– 0	–	(.17)		(.15)

Net asset value, end of period	$ 12.58		$ 12.17		$ 12.00		$ 12.29		$ 11.50

Total Return
Total investment return based on net asset value(c)	5.12	%*	3.09%		(2.36)%		8.47%		3.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,637		$73,686		$83,574		$95,109		$104,830
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.75%		1.69%		1.68%		1.73%		1.73%
Expenses, before waivers/reimbursements(d)†	1.82%		1.75%		1.74%		1.73%		1.73%
Net investment income	2.41	%(b)	1.45	%(b)	1.54	%(b)	1.20	%(b)	.98%
Portfolio turnover rate	86%		5%		6%		11%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.22%		.24%		.21%		.04%		.03%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 12.45		$ 12.24		$ 12.48		$ 11.62		$ 11.35

Income From Investment Operations
Net investment income(a)	.41	(b)	.32	(b)	.33	(b)	.24	(b)	.24
Net realized and unrealized gain (loss) on investment transactions	.33		.17		(.49)		.85		.24

Net increase (decrease) in net asset value from operations	.74		.49		(.16)		1.09		.48

Less: Dividends
Dividends from net investment income	(.33)		(.28)		(.08)		(.23)		(.21)

Net asset value, end of period	$ 12.86		$ 12.45		$ 12.24		$ 12.48		$ 11.62

Total Return
Total investment return based on net asset value(c)	6.15	%*	4.12%		(1.31)%		9.52%		4.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,274		$12,277		$13,802		$16,800		$11,701
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.75%		.69%		.67%		.72%		.73%
Expenses, before waivers/reimbursements(d)†	.83%		.75%		.73%		.73%		.73%
Net investment income	3.26	%(b)	2.60	%(b)	2.66	%(b)	1.97	%(b)	2.03%
Portfolio turnover rate	86%		5%		6%		11%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.22%		.24%		.21%		.04%		.03%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 12.36		$ 12.15		$ 12.42		$ 11.60		$ 11.37

Income From Investment Operations
Net investment income(a)	.33	(b)	.25	(b)	.25	(b)	.19	(b)	.15
Net realized and unrealized gain (loss) on investment transactions	.32		.17		(.50)		.82		.25

Net increase (decrease) in net asset value from operations	.65		.42		(.25)		1.01		.40

Less: Dividends
Dividends from net investment income	(.25)		(.21)		(.02)		(.19)		(.17)

Net asset value, end of period	$ 12.76		$ 12.36		$ 12.15		$ 12.42		$ 11.60

Total Return
Total investment return based on net asset value(c)	5.42	%*	3.56%		(2.02)%		8.84%		3.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,078		$4,532		$5,632		$7,237		$7,280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.42%		1.34%		1.34%		1.39%		1.39%
Expenses, before waivers/reimbursements(d)†	1.50%		1.40%		1.40%		1.39%		1.39%
Net investment income	2.63	%(b)	2.03	%(b)	2.00	%(b)	1.54	%(b)	1.27%
Portfolio turnover rate	86%		5%		6%		11%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.22%		.24%		.21%		.04%		.03%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 12.35		$ 12.15		$ 12.41		$ 11.57		$ 11.32

Income From Investment Operations
Net investment income(a)	.37	(b)	.25	(b)	.27	(b)	.24	(b)	.18
Net realized and unrealized gain (loss) on investment transactions	.32		.20		(.49)		.81		.26

Net increase (decrease) in net asset value from operations	.69		.45		(.22)		1.05		.44

Less: Dividends
Dividends from net investment income	(.29)		(.25)		(.04)		(.21)		(.19)

Net asset value, end of period	$ 12.75		$ 12.35		$ 12.15		$ 12.41		$ 11.57

Total Return
Total investment return based on net asset value(c)	5.72	%*	3.82%		(1.73)%		9.22%		3.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,096		$7,277		$8,204		$8,611		$8,519
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.11%		1.03%		1.01%		1.08%		1.07%
Expenses, before waivers/reimbursements(d)†	1.19%		1.09%		1.07%		1.08%		1.07%
Net investment income	2.96	%(b)	2.08	%(b)	2.19	%(b)	1.97	%(b)	1.58%
Portfolio turnover rate	86%		5%		6%		11%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.22%		.24%		.21%		.04%		.03%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 12.42		$ 12.21		$ 12.46		$ 11.60		$ 11.33

Income From Investment Operations
Net investment income(a)	.40	(b)	.29	(b)	.41	(b)	.31	(b)	.23
Net realized and unrealized gain (loss) on investment transactions	.34		.20		(.59)		.78		.25

Net increase (decrease) in net asset value from operations	.74		.49		(.18)		1.09		.48

Less: Dividends
Dividends from net investment income	(.34)		(.28)		(.07)		(.23)		(.21)

Net asset value, end of period	$ 12.82		$ 12.42		$ 12.21		$ 12.46		$ 11.60

Total Return
Total investment return based on net asset value(c)	6.09	%*	4.11%		(1.41)%		9.54%		4.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36		$453		$454		$538		$874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.78%		.72%		.70%		.75%		.75%
Expenses, before waivers/reimbursements(d)†	.86%		.77%		.76%		.75%		.75%
Net investment income	3.25	%(b)	2.41	%(b)	3.32	%(b)	2.56	%(b)	1.98%
Portfolio turnover rate	86%		5%		6%		11%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.22%		.24%		.21%		.04%		.03%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Strategy’s investments in affiliated underlying portfolios, the Strategy incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Strategy in an amount equal to the Strategy’s pro rata share of certain acquired fund fees and expenses, and for the year ended August 31, 2017, such waiver amounted to 0.08% annualized for the Strategy.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance for the year ended August 31, 2017 by 0.28%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Conservative Wealth Strategy

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Conservative Wealth Strategy (the “Strategy”), one of the series constituting The AB Portfolios, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Conservative Wealth Strategy, one of the series constituting The AB Portfolios, at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable period ended August 31, 2017. For individual shareholders, the Strategy designates 28.80% of dividends paid as qualified dividend income. For corporate shareholders, 17.07% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 30.87% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 93

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Clerk	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of the AB Conservative Wealth Strategy’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	98	None

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 95

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	98	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	97	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	98	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
D. James Guzy, ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	95	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen, ## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	98	None

Earl D. Weiner, ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	98	None

100 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 101

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Vadim Zlotnikov 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

102 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Conservative Wealth Strategy (the “Fund”) at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 103

as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and

104 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares of the Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 105

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since the recent changes to the Fund’s investment strategies. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s pro forma expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 107

NOTES

108 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

AB CONSERVATIVE WEALTH STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CW-0151-0817

AUG    08.31.17

ANNUAL REPORT

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Managed All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

October 6, 2017

This report provides management’s discussion of fund performance for AB Tax-Managed All Market Income Portfolio for the annual reporting period ended August 31, 2017.

Effective April 17, 2017, the Fund changed its name from AB Tax-Managed Balanced Wealth Strategy to AB Tax-Managed All Market Income Portfolio, and its investment objective from total return to current income with consideration of capital appreciation. The Fund also made certain material changes to its principal strategies, including the elimination of relatively static asset allocation targets for investment, but continues to invest a majority of its assets in tax-exempt debt securities. Accordingly, the performance shown for periods prior to April 17, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF AUGUST 31, 2017 (unaudited)

	6 Months	12 Months
AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO[1]
Class A Shares	5.30%	7.48%
Class B Shares[2]	4.85%	6.54%
Class C Shares	4.90%	6.67%
Advisor Class Shares[3]	5.44%	7.76%
Primary Benchmark: Bloomberg Barclays 5-Year GO Municipal Bond Index	2.60%	1.32%
MSCI ACWI (net)[4]	8.91%	17.11%
S&P 500 Index	5.65%	16.23%
Blended Benchmark: 50% Bloomberg Barclays 5-Year GO Municipal Bond Index / 50% S&P 500 Index	4.12%	8.60%

1	Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended August 31, 2017, by 0.00% and 0.09%, respectively. Also includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2017, by 0.01% and 0.01%, respectively. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

(footnotes continued on next page)

2 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

3	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Effective July 14, 2017, in connection with the changes in investment strategy, the broad-based index used for comparison with the Fund’s performance has changed from the S&P 500 to the MSCI ACWI (net) because the new index more closely reflects the Fund’s investments.

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, and its broad-based benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) net, for the six- and 12-month periods ended August 31, 2017. Also included are the Standard and Poor’s (“S&P”) 500 Index and the Fund’s previous blended benchmark, composed of 50% Bloomberg Barclays 5-Year GO Municipal Bond Index / 50% S&P 500 Index.

All share classes of the Fund outperformed the primary benchmark for both periods, but underperformed the broad-based benchmark as well as the S&P 500, before sales charges. All share classes underperformed the blended benchmark for the 12-month period, but outperformed for the six-month period.

During the pre-transition period from September 1, 2016 through March 31, 2017, all underlying investment strategies or mutual funds (collectively, “Underlying Portfolios”) except intermediate municipals contributed to absolute returns. Versus their respective style benchmarks, all Underlying Portfolios underperformed except non-US value, inflation protection and Multi-Manager Alternative Strategies Fund.

The transition of this Fund occurred during April 2017, and therefore specific performance attribution for April is not materially relevant. During the month, the Fund outperformed its primary benchmark, but underperformed its broad-based benchmark.

During the post-transition period from May 1, 2017 through August 31, 2017, equities, fixed-income and non-traditional income assets all contributed to performance. Specifically, security selection within equities and the allocation to municipals contributed the most to returns. The allocation tilt to fixed income over equities detracted from performance.

The Fund utilized derivatives for hedging and investment purposes in the form of futures and currency forwards which detracted from absolute performance for both periods, while inflation swaps, total return swaps and written options contributed for both periods. Interest rate swaps were utilized for hedging purposes and detracted for both periods.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 3

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks gained significant ground during the 12-month period ended August 31, 2017, despite several fleeting pullbacks. Returns in emerging-market equities eclipsed other regions, though US and non-US stocks also delivered strong results. Global bonds generally rose as well (bond yields move inversely to price). Emerging-market local-currency government bonds and investment-grade credit securities rebounded, outperforming the negative returns of developed-market treasuries but trailing the rally of global high-yield securities. Developed-market treasury yields rose almost across the board over the 12-month period, with the exception of shorter maturities in the UK and eurozone. The period was dominated by unforeseen geopolitical events unfolding against the backdrop of a gradually improving global economy. Aftershocks from the UK’s referendum to leave the European Union (“Brexit”), an unexpected US presidential victory by Donald Trump and French president Emmanuel Macron’s resounding win, each influenced markets. Financial markets greeted Trump’s win with a burst of enthusiasm, though White House upheaval and policy risk rattled investors at times. UK prime minister Theresa May also shook markets with her failed attempt to solidify her mandate going into Brexit negotiations. In contrast, investors cheered a decisive majority in the French parliament for Macron’s centrist party. Towards the end of the period, tensions on the Korean peninsula flared, though concerns over growing animosity between the US and North Korea were offset by positive global economic data.

Investors also looked to central bankers. European central banks generally maintained an easing bias, though at the end of the period they began to communicate that less easy monetary policy was on the horizon. Meanwhile, weaker-than-expected US inflation data led investors to believe that aggressive Federal Reserve action would be less likely, putting downward pressure on the US dollar.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of August 31, 2017, the Fund’s percentages of total investments in insured bonds and in insured bonds that have been pre-refunded (a type of bond issued to fund another callable bond, where the issuer

4 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

actually decides to exercise its right to buy its bonds back before the scheduled maturity date) or escrowed to maturity were 4.41% and 0.00%, respectively.

The Fund’s Senior Investment Management Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The municipal components generally invest in investment-grade securities, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

INVESTMENT POLICIES

The Adviser will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts (“REITs”)), preferred stocks, fixed-income securities (including those with lower credit ratings) and derivatives related to these types of securities. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and that it believes are undervalued by the market relative to their long-term earnings potential. In order to provide diversification and the opportunity for increased return, the Adviser will also acquire equity securities for the Fund that are expected to exhibit relatively little correlation with the returns of the Fund’s holdings in high dividend yield equity securities.

The Fund intends to meet the tax requirement for passing municipal bond interest through to Fund shareholders as tax-exempt interest dividends, which currently requires that at least 50% of the Fund’s assets be invested in tax-exempt debt securities. In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should in the future change so as to permit the Fund to pass through tax-exempt dividends when the Fund invests a lesser amount of its assets in tax-exempt debt securities, the Fund’s allocations to equity securities may increase. In selecting tax-exempt securities for the Fund’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings. These fixed-income teams draw on the resources and expertise of the Adviser’s fixed-income research staff, which includes fixed-income research analysts and economists.

(continued on next page)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 5

In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. For example, the Fund may take long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives or exchange-traded funds.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to certain bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged in the sense that its gross investment exposure substantially exceeds its net assets.

Currency exchange rate fluctuation can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 17, 2017 is based on the Fund’s prior principal strategies and

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DISCLOSURES AND RISKS (continued)

may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2007 TO 8/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed All Market Income Portfolio Class A shares (from 8/31/2007 to 8/31/2017) as compared to the performance of the Fund’s current and previous benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	7.48%	2.88%
5 Years	5.39%	4.47%
10 Years	3.20%	2.75%
CLASS B SHARES
1 Year	6.54%	2.54%
5 Years	4.61%	4.61%
10 Years[1]	2.60%	2.60%
CLASS C SHARES
1 Year	6.67%	5.67%
5 Years	4.62%	4.62%
10 Years	2.46%	2.46%
ADVISOR CLASS SHARES[2]
1 Year	7.76%	7.76%
5 Years	5.68%	5.68%
10 Years	3.49%	3.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.22%, 1.97%, 1.97% and 0.97% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74%, 1.74% and 0.74% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2018. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	3.40%
5 Years	4.33%
10 Years	2.55%
CLASS B SHARES
1 Year	3.07%
5 Years	4.45%
10 Years[1]	2.39%
CLASS C SHARES
1 Year	6.12%
5 Years	4.46%
10 Years	2.25%
ADVISOR CLASS SHARES[2]
1 Year	8.29%
5 Years	5.52%
10 Years	3.28%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

Returns
CLASS A SHARES
1 Year	3.08%
5 Years	3.78%
10 Years	2.22%
CLASS B SHARES
1 Year	2.93%
5 Years	4.04%
10 Years[1]	2.12%
CLASS C SHARES
1 Year	5.90%
5 Years	4.01%
10 Years	1.99%
ADVISOR CLASS SHARES[2]
1 Year	7.93%
5 Years	4.93%
10 Years	2.93%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

Returns
CLASS A SHARES
1 Year	2.43%
5 Years	3.41%
10 Years	2.13%
CLASS B SHARES
1 Year	1.84%
5 Years	3.46%
10 Years[1]	1.96%
CLASS C SHARES
1 Year	3.74%
5 Years	3.49%
10 Years	1.84%
ADVISOR CLASS SHARES[2]
1 Year	5.30%
5 Years	4.37%
10 Years	2.75%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,054.50	$5.33	1.03%	$5.70	1.10%
Hypothetical**	$1,000	$1,020.01	$5.24	1.03%	$5.60	1.10%
Class B
Actual	$1,000	$1,050.00	$9.30	1.80%	$9.66	1.87%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%	$9.50	1.87%
Class C
Actual	$1,000	$1,050.50	$9.35	1.81%	$9.72	1.88%
Hypothetical**	$1,000	$1,016.08	$9.20	1.81%	$9.55	1.88%
Advisor Class
Actual	$1,000	$1,055.20	$4.04	0.78%	$4.40	0.85%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%	$4.33	0.85%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

August 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $129.9

1	All data are as of August 31, 2017. The Fund’s security type breakdown and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY

August 31, 2017 (unaudited)

1	All data are as of August 31, 2017. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

August 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 55.3%
Long-Term Municipal Bonds – 55.3%
Alabama – 3.4%
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/25	$3,980	$4,445,819

Arizona – 1.5%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/25	1,685	1,923,984

California – 3.2%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/37	400	458,316
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/37	510	586,699
State of California Series 2016 5.00%, 8/01/25	730	901,353
Series 2017 5.00%, 8/01/26	440	549,591
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/20	1,530	1,697,902

		4,193,861

Colorado – 2.5%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/27	1,220	1,404,147
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)(c)(d)	710	149,100
Regional Transportation District COP Series 2014A 5.00%, 6/01/29	1,475	1,732,859

		3,286,106

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 2.5%
State of Connecticut Series 2016G 5.00%, 11/01/20	$510	$563,759
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/27	2,390	2,738,343

		3,302,102

Delaware – 0.2%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	225	241,850

Florida – 3.7%
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 7/01/50(a)(e)	150	162,931
County of Miami-Dade FL Aviation Revenue Series 2014B 5.00%, 10/01/25	665	802,715
Series 2015A 5.00%, 10/01/27	200	238,748
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/25	560	654,136
Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(a)(e)	240	234,259
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(c)(d)(f)	25	7,750
Series 2010A-1 6.125%, 5/01/35(a)	15	15,019
Series 2010A-2 6.125%, 5/01/35(a)	35	35,044
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(a)	35	35,910
Sarasota County School Board COP Series 2010B 5.00%, 7/01/22 (Pre-refunded/ETM)	935	1,039,262

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tampa Bay Water Series 2011A 5.00%, 10/01/23	$1,380	$1,589,443

		4,815,217

Georgia – 2.2%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014A 5.00%, 1/01/28	1,980	2,356,814
Georgia State Road & Tollway Authority Series 2017B 5.00%, 6/01/20	240	265,224
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 4/01/44	210	230,145

		2,852,183

Illinois – 4.3%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	550	534,595
Series 2016A 7.00%, 12/01/44	100	114,446
Series 2017B 6.75%, 12/01/30(a)(e)	135	156,674
7.00%, 12/01/42(a)(e)	100	117,353
Chicago O’Hare International Airport Series 2017B 5.00%, 1/01/37	200	231,950
City of Chicago IL Series 2010A 5.00%, 1/01/19	200	206,416
Series 2014A 5.00%, 1/01/35	100	103,944
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/26	150	177,495
Illinois Finance Authority (Mercy Health System Obligated Group) Series 2016 5.00%, 12/01/46	430	466,365
Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/41	415	463,260

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017C 5.00%, 8/01/49	$425	$462,358
Illinois State Toll Highway Authority Series 2015B 5.00%, 1/01/36	555	637,484
State of Illinois Series 2013 5.00%, 7/01/22	315	346,179
Series 2014 5.00%, 4/01/20	75	79,598
Series 2016 5.00%, 2/01/23-2/01/28	1,305	1,446,920

		5,545,037

Indiana – 1.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/19	1,945	2,095,368
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/29	145	157,080

		2,252,448

Kentucky – 0.8%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/32	200	223,640
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	315	347,391
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/37	410	454,350

		1,025,381

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.8%
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/41	$500	$567,265
New Orleans Aviation Board Series 2017B 5.00%, 1/01/48	400	454,500

		1,021,765

Maryland – 0.5%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/34	400	456,352
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38(a)	215	229,635

		685,987

Massachusetts – 0.1%
Commonwealth of Massachusetts NATL Series 2000E 1.62%, 12/01/30(g)	100	92,299

Michigan – 1.4%
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/28	325	378,742
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 7/01/28	1,000	1,165,360
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	250	247,205

		1,791,307

Mississippi – 0.7%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/46	400	441,696

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Mississippi Gaming Series 2015E 5.00%, 10/15/28	$370	$432,175

		873,871

Missouri – 0.3%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/36	320	355,728

Nebraska – 0.1%
Douglas County Hospital Authority No 2 (Madonna Rehabilitation Hospital) Series 2014 5.00%, 5/15/21	155	174,170

New Jersey – 5.7%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	685	739,074
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.25%, 1/01/25	1,195	1,394,314
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/29	500	549,930
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/42	800	918,304
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/20	300	322,989
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/18-6/15/20	1,840	1,948,838

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Authority NATL Series 2000B 1.365%, 1/01/30(g)	$100	$90,427
Series 2014A 5.00%, 1/01/29	675	804,897
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	660	636,834

		7,405,607

New York – 5.3%
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/46	800	896,144
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/23	460	543,900
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	1,085	1,281,472
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/26	205	243,454
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 1.365%, 10/01/36(g)	375	342,107
XLCA Series 2004A 1.435%, 1/01/39(g)	400	360,699
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41	460	507,532
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/26	1,000	1,189,580
Series 2013B 5.00%, 11/15/20	1,215	1,368,503
Westchester County Local Development Corp. (Westchester County Healthcare Corp./NY) Series 2016 5.00%, 11/01/46	105	114,890

		6,848,281

26 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.7%
County of New Hanover NC (New Hanover Regional Medical Center) Series 2017 5.00%, 10/01/47	$750	$857,078

Ohio – 1.8%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	780	743,652
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 1/15/43(a)(e)	225	233,892
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	400	458,644
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	550	590,639
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	250	247,268
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	45	44,420

		2,318,515

Pennsylvania – 2.3%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/42(e)	220	236,914
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/23	600	713,310
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/51(a)	215	224,935

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	$220	$248,758
Pennsylvania Turnpike Commission Series 2014C 5.00%, 12/01/26	1,000	1,185,590
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(a)(c)(d)(f)	55	550
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/49	335	348,427

		2,958,484

South Carolina – 0.1%
South Carolina Jobs-Economic Development Authority (The Woodlands at Furman) Series 2017 5.25%, 11/15/47(a)	75	79,301

Tennessee – 0.7%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/42(a)(e)	280	276,270
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2017A 5.00%, 7/01/48	600	680,622

		956,892

Texas – 3.7%
Central Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	720	812,290
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	1,115	1,152,509

28 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of San Antonio TX Electric & Gas Systems Revenue Series 2012 5.25%, 2/01/24	$855	$1,050,615
Harris County-Houston Sports Authority AGM Series 2014A 5.00%, 11/15/25	615	741,198
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	410	458,113
Red River Education Finance Corp. (St Edward’s University, Inc.) Series 2016 5.00%, 6/01/46	90	101,019
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	300	320,784
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/48(a)	230	241,376

		4,877,904

Vermont – 0.3%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2017A 5.00%, 5/01/47(a)	335	347,445

Virginia – 1.6%
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 1/01/37(a)(e)	220	227,328
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	510	494,608
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	1,190	1,421,741

		2,143,677

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 2.5%
Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/24	$1,815	$2,083,475
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/37	410	464,780
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)(e)	340	375,775
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/46(e)	315	333,254

		3,257,284

West Virginia – 0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	115	113,261

Wisconsin – 0.6%
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(a)(e)	130	131,680
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	265	297,563
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)(e)	325	371,780

		801,023

Total Municipal Obligations (cost $68,692,310)		71,843,867

30 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 28.4%
Consumer Staples – 5.0%
Beverages – 0.9%
Anheuser-Busch InBev SA/NV	2,731	$323,435
Coca-Cola Co. (The)	14,617	665,804
Constellation Brands, Inc. – Class A	550	110,055
Monster Beverage Corp.(c)	668	37,288

		1,136,582

Food & Staples Retailing – 0.3%
Costco Wholesale Corp.	290	45,455
Distribuidora Internacional de Alimentacion SA	2,193	13,891
ICA Gruppen AB	284	11,325
Jeronimo Martins SGPS SA	881	17,589
Koninklijke Ahold Delhaize NV	7,147	128,479
Lawson, Inc.	180	12,102
Lenta Ltd. (GDR)(c)(e)	1	6
Loblaw Cos., Ltd.	640	34,712
Tesco PLC(c)	19,250	44,979
Wesfarmers Ltd.	4,053	137,401

		445,939

Food Products – 0.9%
General Mills, Inc.	2,085	111,047
Nestle SA (REG)	11,153	945,505
Orkla ASA	3,042	31,234
Tate & Lyle PLC	1,546	13,651
WH Group Ltd.(e)	56,000	58,696

		1,160,133

Household Products – 0.9%
Henkel AG & Co. KGaA (Preference Shares)	590	79,101
Kimberly-Clark Corp.	1,275	157,195
Procter & Gamble Co. (The)	9,162	845,378
Reckitt Benckiser Group PLC	580	55,001

		1,136,675

Personal Products – 0.5%
Unilever NV	5,838	347,561
Unilever PLC	4,600	268,385

		615,946

Tobacco – 1.5%
Altria Group, Inc.	6,950	440,630
British American Tobacco PLC	8,243	514,240
Imperial Brands PLC	3,436	142,142
Japan Tobacco, Inc.	4,831	165,487
Philip Morris International, Inc.	5,560	650,131
Swedish Match AB	703	25,082

		1,937,712

		6,432,987

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 4.4%
Biotechnology – 0.8%
AbbVie, Inc.	5,712	$430,113
Alexion Pharmaceuticals, Inc.(c)	822	117,061
Gilead Sciences, Inc.	4,684	392,098
Grifols SA (ADR)	2,940	60,711

		999,983

Health Care Equipment & Supplies – 0.7%
Danaher Corp.	1,500	125,130
Edwards Lifesciences Corp.(c)	3,170	360,302
Essilor International SA	1,865	235,553
Koninklijke Philips NV	3,332	126,363

		847,348

Health Care Providers & Services – 0.0%
Sonic Healthcare Ltd.	1,393	24,260
UnitedHealth Group, Inc.	10	1,989

		26,249

Health Care Technology – 0.1%
Cerner Corp.(c)	2,200	149,116

Pharmaceuticals – 2.8%
AstraZeneca PLC	4,535	265,877
Merck & Co., Inc.	9,881	631,001
Novartis AG (REG)	8,002	674,625
Orion Oyj – Class B	353	16,713
Pfizer, Inc.	21,329	723,480
Roche Holding AG	2,518	639,750
Sanofi	4,168	406,381
STADA Arzneimittel AG	1,000	93,546
Takeda Pharmaceutical Co., Ltd.	2,510	139,190
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	2,777	44,043

		3,634,606

		5,657,302

Financials – 3.9%
Banks – 1.7%
Bank of Montreal	2,323	166,698
Bank of Nova Scotia (The)	4,330	269,387
Barclays PLC	26,400	65,290
Bendigo & Adelaide Bank Ltd.	1,651	15,698
BNP Paribas SA	3,450	262,296
BOC Hong Kong Holdings Ltd.	24,339	124,348
Canadian Imperial Bank of Commerce/Canada	1,547	129,967
DBS Group Holdings Ltd.	6,245	95,147
DNB ASA	4,470	87,311

32 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Erste Group Bank AG(c)	2,490	$105,310
Hang Seng Bank Ltd.	2,795	64,457
HSBC Holdings PLC	7,530	73,001
ING Groep NV	6,664	118,291
Mitsubishi UFJ Financial Group, Inc.	14,900	90,794
Oversea-Chinese Banking Corp., Ltd.	10,998	90,721
Royal Bank of Canada	5,288	392,466
United Overseas Bank Ltd.	4,597	81,517

		2,232,699

Capital Markets – 0.4%
3i Group PLC	3,428	43,007
Amundi SA(e)	906	69,737
ASX Ltd.	715	31,128
CI Financial Corp.	930	20,361
CME Group, Inc. – Class A	1,217	153,098
IGM Financial, Inc.	281	9,201
Invesco Ltd.	1,400	45,892
Investec PLC	2,197	16,785
MarketAxess Holdings, Inc.	225	43,414
Singapore Exchange Ltd.	2,832	15,677
T. Rowe Price Group, Inc.	864	72,887

		521,187

Consumer Finance – 0.0%
Provident Financial PLC	589	6,733

Diversified Financial Services – 0.1%
GRENKE AG	840	75,785
Haci Omer Sabanci Holding AS	12,250	37,652
Standard Life Aberdeen PLC	9,435	52,430

		165,867

Insurance – 1.7%
Admiral Group PLC	3,369	84,165
Allianz SE (REG)	1,638	351,067
Arthur J Gallagher & Co.	629	36,419
AXA SA	6,953	201,599
Baloise Holding AG (REG)	175	27,889
Cincinnati Financial Corp.	555	42,646
CNP Assurances	604	14,019
Direct Line Insurance Group PLC	4,688	23,039
Gjensidige Forsikring ASA	704	12,319
Great-West Lifeco, Inc.	1,024	28,364
Hannover Rueck SE (REG)	230	27,900
Insurance Australia Group Ltd.	8,343	42,576
Legal & General Group PLC	21,340	71,861
Manulife Financial Corp.	7,080	139,077

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Medibank Pvt Ltd.	9,705	$23,494
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	579	119,586
Power Corp. of Canada	1,207	29,500
Power Financial Corp.	847	22,865
Principal Financial Group, Inc.	1,045	65,333
Prudential PLC	10,480	246,011
QBE Insurance Group Ltd.	5,036	41,821
Sampo Oyj – Class A	1,618	85,421
SCOR SE	609	25,495
Sony Financial Holdings, Inc.	583	9,191
Sun Life Financial, Inc.	2,201	84,515
Swiss Life Holding AG(c)	113	40,454
Swiss Re AG	1,146	103,768
Tryg A/S	381	8,814
UnipolSai Assicurazioni SpA	3,490	7,931
Zurich Insurance Group AG	540	161,620

		2,178,759

		5,105,245

Information Technology – 3.5%
Communications Equipment – 0.6%
Cisco Systems, Inc.	17,946	578,041
Nokia Oyj	19,460	120,706
Palo Alto Networks, Inc.(c)	597	79,216

		777,963

Electronic Equipment, Instruments & Components – 0.1%
Largan Precision Co., Ltd.	1,000	193,957

Internet Software & Services – 0.1%
Tencent Holdings Ltd.	4,000	168,319

IT Services – 0.7%
Cognizant Technology Solutions Corp. – Class A	1,470	104,032
Fiserv, Inc.(c)	1,540	190,513
International Business Machines Corp.	3,238	463,131
Paychex, Inc.	1,167	66,554
Vantiv, Inc. – Class A(c)	170	12,017
Western Union Co. (The) – Class W	1,694	32,051

		868,298

Semiconductors & Semiconductor Equipment – 0.9%
Intel Corp.	16,944	594,226
Maxim Integrated Products, Inc.	991	46,240
QUALCOMM, Inc.	5,293	276,665
SK Hynix, Inc.	2,540	155,066
Xilinx, Inc.	1,351	89,247

		1,161,444

34 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software – 0.6%
Adobe Systems, Inc.(c)	750	$116,370
CA, Inc.	1,077	35,735
Constellation Software, Inc./Canada	536	298,040
Electronic Arts, Inc.(c)	2,310	280,665
salesforce.com, Inc.(c)	495	47,267

		778,077

Technology Hardware, Storage & Peripherals – 0.5%
Canon, Inc.	3,735	130,918
HP, Inc.	6,059	115,606
Samsung Electronics Co., Ltd.	118	242,904
Samsung Electronics Co., Ltd. (Preference Shares)	50	83,709
Seagate Technology PLC	1,033	32,570

		605,707

		4,553,765

Industrials – 2.7%
Aerospace & Defense – 0.7%
BAE Systems PLC	11,386	89,476
Boeing Co. (The)	2,086	499,931
Lockheed Martin Corp.	937	286,151
Meggitt PLC	2,733	18,306
Singapore Technologies Engineering Ltd.	5,502	14,840

		908,704

Air Freight & Logistics – 0.1%
Deutsche Post AG (REG)	3,558	147,747
Kuehne & Nagel International AG (REG)	194	35,157

		182,904

Airlines – 0.2%
easyJet PLC	556	8,617
International Consolidated Airlines Group SA	11,300	89,506
Japan Airlines Co., Ltd.	516	17,767
Qantas Airways Ltd.	28,382	129,187
Singapore Airlines Ltd.	1,902	14,478

		259,555

Building Products – 0.1%
Allegion PLC	570	44,865
AO Smith Corp.	320	17,821
Cie de Saint-Gobain	1,791	98,185

		160,871

Commercial Services & Supplies – 0.0%
Edenred	822	22,242

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

G4S PLC	5,314	$19,466
Societe BIC SA	100	12,012

		53,720

Construction & Engineering – 0.2%
Bouygues SA	753	34,159
Skanska AB – Class B	1,184	26,757
Vinci SA	1,798	165,433

		226,349

Electrical Equipment – 0.5%
ABB Ltd. (REG)	7,143	165,278
Eaton Corp. PLC	1,616	115,964
Emerson Electric Co.	2,312	136,500
Schneider Electric SE (Paris)(c)	2,017	162,653

		580,395

Industrial Conglomerates – 0.5%
CK Hutchison Holdings Ltd.	9,452	123,923
NWS Holdings Ltd.	5,437	10,464
Roper Technologies, Inc.	607	140,011
Siemens AG (REG)	2,742	358,952
Smiths Group PLC	1,479	29,555

		662,905

Machinery – 0.2%
Cummins, Inc.	580	92,440
IDEX Corp.	230	27,043
IMI PLC	958	14,066
Kone Oyj – Class B	1,217	66,045
Metso Oyj	390	12,939
SKF AB – Class B	1,289	25,766
Wartsila Oyj Abp	548	37,822

		276,121

Professional Services – 0.1%
Adecco Group AG (REG)	573	41,533
Randstad Holding NV	426	24,907
SGS SA (REG)	20	44,642

		111,082

Road & Rail – 0.0%
Aurizon Holdings Ltd.	7,230	28,480
ComfortDelGro Corp., Ltd.	7,601	12,852

		41,332

Trading Companies & Distributors – 0.1%
ITOCHU Corp.	5,216	85,175

		3,549,113

36 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 2.3%
Auto Components – 0.3%
Bridgestone Corp.	2,277	$97,683
Cie Generale des Etablissements Michelin – Class B	622	84,846
Nokian Renkaat Oyj	406	17,166
Schaeffler AG (Preference Shares)	581	8,198
Sumitomo Rubber Industries Ltd.	612	10,150
Valeo SA	1,738	116,336

		334,379

Automobiles – 0.5%
Daimler AG (REG)	3,451	251,826
General Motors Co.	4,831	176,525
Nissan Motor Co., Ltd.	8,126	80,899
Subaru Corp.	2,143	74,902
Toyota Motor Corp.	600	33,782

		617,934

Diversified Consumer Services – 0.0%
H&R Block, Inc.	705	18,852

Hotels, Restaurants & Leisure – 0.6%
Crown Resorts Ltd.	1,411	13,031
Darden Restaurants, Inc.	460	37,761
Flight Centre Travel Group Ltd.	238	9,169
Las Vegas Sands Corp.	1,440	89,582
McDonald’s Corp.	2,976	476,071
Sands China Ltd.	8,533	38,346
Starbucks Corp.	380	20,847
Tabcorp Holdings Ltd.	2,886	9,439
Tatts Group Ltd.	4,527	14,808
TUI AG	1,654	27,993

		737,047

Household Durables – 0.1%
Barratt Developments PLC	3,505	28,396
Berkeley Group Holdings PLC	497	24,081
Electrolux AB – Class B	890	32,381
Garmin Ltd.	442	22,763
Persimmon PLC	1,117	38,465
Sekisui House Ltd.	2,125	36,791

		182,877

Leisure Products – 0.0%
Mattel, Inc.	1,184	19,204

Media – 0.3%
Axel Springer SE	174	10,781

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CTS Eventim AG & Co. KGaA	3,238	$142,785
Eutelsat Communications SA	615	17,882
I-CABLE Communications Ltd.(c)	2,076	73
ITV PLC	12,768	26,225
Pearson PLC	2,848	22,331
ProSiebenSat.1 Media SE	821	27,540
SES SA	1,275	29,155
Shaw Communications, Inc. – Class B	1,467	32,729
Singapore Press Holdings Ltd.	5,641	11,496
WPP PLC	4,590	83,708

		404,705

Multiline Retail – 0.2%
Harvey Norman Holdings Ltd.	1,719	5,586
Kohl’s Corp.	618	24,584
Macy’s, Inc.	1,054	21,892
Marks & Spencer Group PLC	5,674	23,492
Next PLC	553	29,554
Nordstrom, Inc.	446	19,900
Target Corp.	1,923	104,861

		229,869

Specialty Retail – 0.1%
Gap, Inc. (The)	802	18,943
Hennes & Mauritz AB – Class B	3,403	86,233
Kingfisher PLC	7,894	30,503
L Brands, Inc.	844	30,570
Staples, Inc.	2,277	23,259

		189,508

Textiles, Apparel & Luxury Goods – 0.2%
Coach, Inc.	981	40,908
HUGO BOSS AG	840	71,219
NIKE, Inc. – Class B	310	16,371
VF Corp.	1,263	79,405
Yue Yuen Industrial Holdings Ltd.	2,615	11,343

		219,246

		2,953,621

Utilities – 1.9%
Electric Utilities – 1.3%
Alliant Energy Corp.	799	34,149
American Electric Power Co., Inc.	1,764	129,883
CK Infrastructure Holdings Ltd.	2,335	21,181
CLP Holdings Ltd.	6,196	65,461
Contact Energy Ltd.	2,316	9,299
Duke Energy Corp.	2,507	218,861
EDP – Energias de Portugal SA	8,304	31,925
Endesa SA	1,101	26,602

38 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Eversource Energy	1,152	$72,576
Fortis, Inc./Canada	1,457	53,310
Fortum Oyj	1,531	27,494
NextEra Energy, Inc.	1,676	252,255
OGE Energy Corp.	687	24,540
PG&E Corp.	1,822	128,232
Pinnacle West Capital Corp.	413	37,158
Power Assets Holdings Ltd.	4,889	43,131
PPL Corp.	2,439	95,706
Red Electrica Corp. SA	1,522	34,215
Southern Co. (The)	3,552	171,420
SSE PLC	3,638	67,051
Terna Rete Elettrica Nazionale SpA	4,925	29,102
Xcel Energy, Inc.	1,818	89,991

		1,663,542

Gas Utilities – 0.0%
Gas Natural SDG SA	1,224	29,781

Multi-Utilities – 0.6%
Ameren Corp.	885	53,091
Canadian Utilities Ltd. – Class A	439	13,682
CMS Energy Corp.	1,020	49,511
Consolidated Edison, Inc.	1,104	93,034
DTE Energy Co.	652	73,233
Innogy SE(e)	486	21,438
National Grid PLC	12,317	155,242
Public Service Enterprise Group, Inc.	1,814	84,968
SCANA Corp.	476	28,741
Sempra Energy	858	101,184
WEC Energy Group, Inc.	1,146	74,742

		748,866

		2,442,189

Energy – 1.7%
Oil, Gas & Consumable Fuels – 1.7%
Enagas SA	846	24,956
Exxon Mobil Corp.	14,860	1,134,264
Galp Energia SGPS SA	1,869	30,963
Keyera Corp.	695	20,170
Marathon Petroleum Corp.	1,907	100,022
ONEOK, Inc.	1,375	74,470
Peyto Exploration & Development Corp.	526	9,027
Phillips 66	1,578	132,252
Snam SpA	7,965	38,807
TOTAL SA	8,353	433,415

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

TransCanada Corp.	3,107	$157,770
Valero Energy Corp.	1,625	110,662

		2,266,778

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 1.0%
AT&T, Inc.	22,009	824,457
BCE, Inc.	568	27,037
BT Group PLC	30,341	114,608
Elisa Oyj	528	23,069
HKT Trust & HKT Ltd. – Class SS	12,583	16,272
Inmarsat PLC	1,707	16,164
Singapore Telecommunications Ltd.	28,503	77,894
Spark New Zealand Ltd.	6,458	18,169
Swisscom AG (REG)	94	47,444
TDC A/S	9,530	56,847
Telstra Corp., Ltd.	14,670	42,811
TELUS Corp.	725	26,248

		1,291,020

Wireless Telecommunication Services – 0.4%
NTT DOCOMO, Inc.	4,850	112,512
Rogers Communications, Inc. – Class B	1,316	68,700
SoftBank Group Corp.	1,700	138,399
StarHub Ltd.	2,136	4,113
Vodafone Group PLC	95,394	272,990

		596,714

		1,887,734

Materials – 1.3%
Chemicals – 0.8%
Agrium, Inc. (Toronto)	511	50,120
BASF SE	3,292	319,316
Dow Chemical Co. (The)	4,348	289,794
Ecolab, Inc.	780	103,974
Evonik Industries AG	550	17,848
Givaudan SA (REG)	34	69,516
Johnson Matthey PLC	1,230	44,010
LyondellBasell Industries NV – Class A	1,233	111,697
Mosaic Co. (The)	1,154	23,057

		1,029,332

Construction Materials – 0.0%
Buzzi Unicem SpA	1,770	43,404
Fletcher Building Ltd.	2,445	14,363

		57,767

40 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Containers & Packaging – 0.1%
Amcor Ltd./Australia	4,239	$54,447
International Paper Co.	1,417	76,334
Packaging Corp. of America	349	39,231

		170,012

Metals & Mining – 0.3%
BlueScope Steel Ltd.	2,841	24,591
Fortescue Metals Group Ltd.	5,449	26,218
Rio Tinto Ltd.	1,535	83,220
Rio Tinto PLC	4,435	215,415
voestalpine AG	401	20,809

		370,253

Paper & Forest Products – 0.1%
Stora Enso Oyj – Class R	1,895	24,909
UPM-Kymmene Oyj	1,881	48,964

		73,873

		1,701,237

Real Estate – 0.3%
Real Estate Management & Development – 0.3%
Daito Trust Construction Co., Ltd.	302	53,512
First Capital Realty, Inc.	554	9,001
Hang Lung Properties Ltd.	6,830	16,653
Henderson Land Development Co., Ltd.	4,130	25,654
Hysan Development Co., Ltd.	2,210	10,233
LendLease Group	1,951	25,787
New World Development Co., Ltd.	20,478	28,027
Sino Land Co., Ltd.	11,032	19,112
Sun Hung Kai Properties Ltd.	5,050	84,397
Swire Properties Ltd.	4,123	14,306
Swiss Prime Site AG (REG)(c)	252	22,800
Wharf Holdings Ltd. (The)	4,245	40,495

		349,977

Total Common Stocks (cost $34,210,964)		36,899,948

INVESTMENT COMPANIES – 7.6%
Funds and Investment Trusts – 7.6%(h)
Alerian MLP ETF	415,000	4,648,000
iShares Mortgage Real Estate Capped ETF	44,730	2,106,336
PowerShares KBW High Dividend Yield Financial Portfolio	79,460	1,849,034
PowerShares KBW Premium Yield Equity REIT Portfolio	33,590	1,226,371

Total Investment Companies (cost $9,859,898)		9,829,741

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 6.3%
Real Estate – 6.3%
Diversified REITs – 1.0%
Colony NorthStar, Inc. 7.15%	25,750	$658,150
Gramercy Property Trust 7.125%	300	8,025
PS Business Parks, Inc. 6.00%	2,500	63,550
VEREIT, Inc. 6.70%	20,000	516,600
Vornado Realty Trust Series K 5.70%	1,600	40,912

		1,287,237

Health Care REITs – 0.3%
Sabra Health Care REIT, Inc. Series A 7.125%	9,400	241,768
Ventas Realty LP/Ventas Capital Corp. 5.45%	6,600	167,376

		409,144

Hotel & Resort REITs – 0.9%
Ashford Hospitality Trust, Inc. 7.375%	10,000	251,170
Hersha Hospitality Trust 6.875%	13,600	353,200
LaSalle Hotel Properties 6.30%	5,600	142,072
LaSalle Hotel Properties 6.375%	4,250	108,779
Pebblebrook Hotel Trust 6.50%	9,900	252,450
Summit Hotel Properties, Inc. 7.875%	1,600	40,688

		1,148,359

Industrial REITs – 0.1%
Monmouth Real Estate Investment Corp. 6.125%	5,500	138,820
STAG Industrial, Inc. 6.625%	1,000	25,770

		164,590

Office REITs – 0.1%
SL Green Realty Corp. 6.50%	5,100	130,815

42 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Residential REITs – 1.1%
American Homes 4 Rent 6.35%	23,225	$609,297
Apartment Investment & Management Co. 6.875%	9,400	252,719
Equity LifeStyle Properties, Inc. 6.75%	8,000	202,880
Sun Communities, Inc. 7.125%	700	17,864
UMH Properties, Inc. 6.75%	10,025	260,650

		1,343,410

Retail REITs – 1.7%
CBL & Associates Properties, Inc. 7.375%	8,800	215,999
Cedar Realty Trust, Inc. 6.50%	8,325	206,044
DDR Corp. 6.375%	15,800	417,752
GGP, Inc. 6.375%	10,000	253,000
National Retail Properties, Inc. Series E 5.70%	20,000	510,200
Pennsylvania Real Estate Investment Trust 7.375%	6,700	167,701
Taubman Centers, Inc. 6.50%	4,000	101,400
Urstadt Biddle Properties, Inc. 7.125%	9,800	250,831
Washington Prime Group, Inc. 7.50%	5,000	127,000

		2,249,927

Specialized REITs – 1.1%
CoreSite Realty Corp. 7.25%	1,900	48,630
Digital Realty Trust, Inc. 5.875%	10,800	277,992
Digital Realty Trust, Inc. 7.375%	7,200	195,552
DuPont Fabros Technology, Inc. 6.625%	9,100	248,885
Public Storage 6.00%	26,200	672,830

		1,443,889

Total Preferred Stocks (cost $8,076,213)		8,177,371

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.86%(h)(i)(j) (cost $851,897)	851,897	$851,897

Total Investments – 98.3% (cost $121,691,282)		127,602,824
Other assets less liabilities – 1.7%		2,276,859

Net Assets – 100.0%		$129,879,683

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at August 31, 2017	Unrealized Apprecation/ (Depreciation)
Purchased Contracts
Canadian 10 Yr Bond Futures	13	December 2017	CAD	1,300		$1,431,766	$1,439,239	$7,473
Euro STOXX 50 Index Futures	74	September 2017	EUR	1		3,103,590	3,016,316	(87,274)
FTSE 100 Index Futures	32	September 2017	GBP	0	*	3,044,537	3,075,511	30,974
Mini MSCI Emerging Markets Futures	24	September 2017	USD	1		1,199,390	1,303,440	104,050
TOPIX Index Futures	23	September 2017	JPY	230		3,370,181	3,391,368	21,187
U.S. T-Note 10 Yr (CBT) Futures	128	December 2017	USD	12,800		16,210,170	16,254,000	43,830

Sold Contracts
10 Yr Australian Bond Futures	8	September 2017	AUD	800		833,949	818,164	15,785
10 Yr Japan Bond (OSE) Futures	3	September 2017	JPY	300,000		4,104,407	4,123,891	(19,484)

44 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Type	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at August 31, 2017	Unrealized Apprecation/ (Depreciation)
Euro-Bund Futures	11	September 2017	EUR	1,100	$2,123,335	$2,161,716	$(38,381)
Long Gilt Futures	23	December 2017	GBP	2,300	3,766,478	3,786,069	(19,591)
Mini MSCI EAFE Futures	139	September 2017	USD	7	13,094,556	13,446,860	(352,304)
Mini S&P TSX 60 Futures	52	September 2017	CAD	3	1,855,855	1,855,135	720
S&P 500 E-Mini Futures	135	September 2017	USD	7	16,438,278	16,673,175	(234,897)
S&P/TSX 60 Index Futures	4	September 2017	CAD	1	567,120	570,811	(3,691)
SPI 200 Futures	26	September 2017	AUD	1	2,949,687	2,939,088	10,599

							$(521,004)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	4,160	INR	270,118	9/15/17	$60,548
Bank of America, NA	USD	232	PEN	759	9/15/17	2,514
Barclays Bank PLC	CNY	23,847	USD	3,490	9/15/17	(123,919)
Barclays Bank PLC	PHP	22,639	USD	455	9/15/17	12,959
Barclays Bank PLC	TWD	85,927	USD	2,858	9/15/17	2,635
Barclays Bank PLC	USD	1,052	CAD	1,411	9/15/17	78,451
Barclays Bank PLC	USD	3,970	IDR	53,382,669	9/15/17	32,419
BNP Paribas SA	NZD	3,039	USD	2,284	9/15/17	102,279
BNP Paribas SA	USD	1,470	AUD	1,920	9/15/17	56,905
Citibank, NA	COP	1,093,155	USD	357	9/15/17	(13,546)
Citibank, NA	INR	11,610	USD	178	9/15/17	(3,014)
Citibank, NA	KRW	2,793,140	USD	2,485	9/15/17	525
Citibank, NA	NOK	12,454	USD	1,474	9/15/17	(131,958)
Citibank, NA	PEN	759	USD	230	9/15/17	(3,849)
Citibank, NA	SEK	14,584	USD	1,682	9/15/17	(154,288)
Citibank, NA	USD	412	CLP	273,699	9/15/17	25,696
Citibank, NA	USD	595	JPY	64,882	9/15/17	(4,919)
Credit Suisse International	AUD	2,270	USD	1,676	9/15/17	(128,481)
Credit Suisse International	CLP	2,645,501	USD	3,950	9/15/17	(279,765)
Credit Suisse International	USD	2,194	COP	6,484,697	9/15/17	908
Morgan Stanley & Co., Inc.	AUD	743	USD	594	9/15/17	3,689
Morgan Stanley & Co., Inc.	MXN	4,602	USD	252	9/15/17	(4,565)
Morgan Stanley & Co., Inc.	NOK	1,621	USD	193	9/15/17	(15,801)
Morgan Stanley & Co., Inc.	USD	803	CAD	1,001	9/15/17	(954)
Morgan Stanley & Co., Inc.	USD	282	CHF	270	9/15/17	(985)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	3,015	EUR	2,665	9/15/17	$159,579
Morgan Stanley & Co., Inc.	USD	1,775	NOK	14,075	9/15/17	40,143
Morgan Stanley & Co., Inc.	USD	225	SEK	1,909	9/15/17	15,560
Nomura Global Financial Products, Inc.	JPY	141,102	USD	1,255	9/15/17	(29,455)
State Street Bank & Trust Co.	CHF	2,235	USD	2,329	9/15/17	(3,139)
State Street Bank & Trust Co.	EUR	367	USD	431	9/15/17	(6,524)
State Street Bank & Trust Co.	GBP	117	USD	154	9/15/17	2,652
State Street Bank & Trust Co.	USD	475	EUR	421	9/15/17	26,840
State Street Bank & Trust Co.	USD	399	JPY	44,314	9/15/17	4,603
State Street Bank & Trust Co.	USD	109	MXN	2,071	9/15/17	6,521
State Street Bank & Trust Co.	USD	860	NZD	1,198	9/15/17	74
UBS AG	USD	1,910	MXN	35,321	9/15/17	61,971

						$(207,691)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index	Deutsche Bank AG	620	EUR	3,450	September 2017	EUR	1		$38,422	$(15,268)
FTSE 100 Index	Deutsche Bank AG	130	GBP	7,425	September 2017	GBP	0	*	8,438	(9,163)
Nikkei 225 Index	Deutsche Bank AG	7,000	JPY	19,500	September 2017	JPY	7		15,160	(14,754)
S&P 500 Index	Goldman Sachs & Co.	3,200	USD	2,455	September 2017	USD	3		94,252	(76,817)

									$156,272	$(116,002)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index	Deutsche Bank AG	620	EUR	3,450	September 2017	EUR	1		$53,968	$(36,707)
FTSE 100 Index	Deutsche Bank AG	130	GBP	7,425	September 2017	GBP	0	*	11,300	(9,529)
Nikkei 225 Index	Deutsche Bank AG	7,000	JPY	19,500	September 2017	JPY	7		17,636	(5,457)
S&P 500 Index	Goldman Sachs & Co.	3,200	USD	2,455	September 2017	USD	3		113,600	(30,772)

									$196,504	$(82,465)

46 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
NOK	30,450	4/27/27	6 Month NIBOR	1.935%	Semi-Annual/ Annual	$43,593
SEK	18,360	4/27/27	3 Month STIBOR	1.108%	Quarterly/ Annual	8,598
CHF	3,940	4/27/27	0.150%	6 Month LIBOR	Annual/ Semi-Annual	(3,002)
NZD	3,440	4/27/27	3 Month BKBM	3.370%	Quarterly/ Semi-Annual	73,109
SEK	14,270	6/07/27	3 Month STIBOR	1.015%	Quarterly/ Annual	(12,104)

						$110,194

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MS Global Equity Long Index	433,518	FedFundEffective Plus 0.55%	Maturity	USD	44,281	9/29/17	$79,708

*	Notional amount less than 500.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Defaulted.

(c)	Non-income producing security.

(d)	Illiquid security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate market value of these securities amounted to $3,007,987 or 2.3% of net assets.

(f)	Defaulted matured security.
(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of August 31, 2017 and the aggregate market value of these securities amounted to $885,532 or 0.68% of net assets.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

As of August 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.4% and 0.0%, respectively.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
CNY – Chinese Yuan Renminbi
COP – Colombian Peso
EUR – Euro
GBP – Great British Pound
IDR – Indonesian Rupiah
INR – Indian Rupee
JPY – Japanese Yen

KRW – South Korean Won
MXN – Mexican Peso
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Sol
PHP – Philippine Peso
SEK – Swedish Krona
SGD – Singapore Dollar
TWD – New Taiwan Dollar
USD – United States Dollar

Glossary:
ADR – American Depositary Receipt
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corporation
ASX – Australian Stock Exchange
BKBM – Bank Bill Benchmark (New Zealand)
CBT – Chicago Board of Trade
CME – Chicago Mercantile Exchange
COP – Certificate of Participation
EAFE – Europe, Australia, and Far East
ETF – Exchange Traded Fund
ETM – Escrowed to Maturity
FedFundEffective – Federal Funds Effective Rate
FTSE – Financial Times Stock Exchange
GDR – Global Depositary Receipt
LIBOR – London Interbank Offered Rates
MSCI – Morgan Stanley Capital International
NATL – National Interstate Corporation
NIBOR – Norwegian Interbank Offered Rate
OSE – Osaka Securities Exchange
OSF – Order of St. Francis
REG – Registered Shares
REIT – Real Estate Investment Trust
SPI – Share Price Index
STIBOR – Stockholm Interbank Offered Rate
TOPIX – Tokyo Price Index
TSX – Toronto Stock Exchange
XLCA – XL Capital Assurance Inc.

The following table represents the 50 largest equity basket holdings underlying the total return swap in the MS (Morgan Stanley) Global Equity Long Index as of August 31, 2017.

Security Description	Shares	Market Value as of 8/31/17	Percent of Basket’s Net Assets
MS Global Equity Long Index
Royal Dutch Shell PLC	30,512	$85,087,280	16.2%
British American Tobacco PLC	12,394	77,325,367	14.7%
Nice Ltd.	6,937	53,876,427	10.3%
Moneysupermarket.com Group PLC	129,416	53,803,809	10.3%
Reckitt Benckiser Group PLC	5,527	52,808,431	10.1%
Croda International PLC	6,835	33,952,643	6.5%

48 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Market Value as of 8/31/17	Percent of Basket’s Net Assets
Direct Line Insurance Group PLC	65,043	$31,987,776	6.1%
G4S PLC	73,532	27,302,938	5.2%
WPP PLC	14,132	25,888,075	4.9%
Diageo PLC	7,037	23,604,235	4.5%
IG Group Holdings PLC	23,656	19,660,499	3.8%
Philip Morris International, Inc.	10,290	1,203,266	0.2%
Oracle Corp.	20,356	1,024,535	0.2%
Microsoft Corp.	13,401	1,002,018	0.2%
Apple, Inc.	5,937	973,692	0.2%
Raytheon Co.	5,276	960,338	0.2%
Marsh & McLennan Cos, Inc.	12,019	938,447	0.2%
UnitedHealth Group, Inc.	4,234	842,196	0.2%
RELX NV	37,163	781,092	0.2%
FNF Group	15,753	759,907	0.2%
Aristocrat Leisure Ltd.	44,650	750,986	0.2%
Anthem, Inc.	3,552	696,355	0.1%
Oracle Corp. Japan	9,044	668,469	0.1%
Check Point Software Technologies Ltd.	5,936	664,008	0.1%
Royal Bank of Canada	8,821	656,259	0.1%
HKT Trust & HKT Ltd.	499,791	645,184	0.1%
Amadeus IT Group SA	10,323	642,612	0.1%
Merck & Co, Inc.	10,012	639,383	0.1%
Toronto-Dominion Bank (The)	11,699	637,801	0.1%
Nippon Telegraph & Telephone Corp.	13,104	633,665	0.1%
Total System Services, Inc.	9,073	627,146	0.1%
Amcor Ltd./Australia	47,800	615,827	0.1%
Mitsubishi UFJ Financial Group, Inc.	98,956	606,307	0.1%
Booz Allen Hamilton Holding Corp.	17,741	605,132	0.1%
Texas Instruments, Inc.	7,144	591,703	0.1%
Fidelity National Information Services, Inc.	6,223	578,223	0.1%
Comcast Corp.	14,191	576,317	0.1%
Omnicom Group, Inc.	7,890	571,073	0.1%
Aena SA	2,897	563,745	0.1%
Altria Group, Inc.	8,839	560,381	0.1%
Aetna, Inc.	3,468	546,964	0.1%
Pfizer, Inc.	16,006	542,939	0.1%
Thomson Reuters Corp.	11,804	536,838	0.1%
Sherwin-Williams Co (The)	1,571	533,055	0.1%
Sanofi	5,348	524,758	0.1%
Covestro AG	6,577	518,649	0.1%
Qantas Airways Ltd.	111,903	508,204	0.1%
DNB ASA	25,882	502,659	0.1%
Home Depot, Inc. (The)	3,336	499,914	0.1%
HUGO BOSS AG	5,747	490,146	0.1%
Other	366,900	13,287,774	2.5%

Total		$524,805,447	100.0%

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 49

STATEMENT OF ASSETS & LIABILITIES

August 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $120,839,385)	$126,750,927
Affiliated issuers (cost $851,897)	851,897
Cash	4,476,766
Cash collateral due from broker	2,216,705
Foreign currencies, at value (cost $117,995)	114,707
Unaffiliated interest and dividends receivable	944,816
Unrealized appreciation on forward currency exchange contracts	697,471
Receivable for terminated total return swaps	353,133
Receivable for shares of beneficial interest sold	152,316
Receivable due from Adviser	90,191
Unrealized appreciation on total return swaps	79,708
Receivable for investment securities sold	75,475
Receivable for variation margin on exchange traded swaps	1,207
Affiliated dividends receivable	1,076
Other assets	89

Total assets	136,806,484

Liabilities
Options written, at value (premiums received $352,776)	198,467
Payable for investment securities purchased	5,324,557
Unrealized depreciation on forward currency exchange contracts	905,162
Payable for variation margin on futures	126,269
Payable for shares of beneficial interest redeemed	111,228
Distribution fee payable	27,240
Transfer Agent fee payable	4,867
Payable for terminated total return swaps	10,853
Accrued expenses	218,158

Total liabilities	6,926,801

Net Assets	$129,879,683

Composition of Net Assets
Shares of beneficial interest, at par	$93
Additional paid-in capital	111,454,357
Undistributed net investment income	3,569,663
Accumulated net realized gain on investment and foreign currency transactions	9,325,833
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,529,737

$129,879,683

See notes to financial statements.

50 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$77,486,430	5,563,897	$13.93	*

B	$761,575	54,085	$14.08

C	$11,985,398	860,492	$13.93

Advisor	$39,646,280	2,838,976	$13.96

*	The maximum offering price per share for Class A shares was $14.54 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended August 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $57,461)	$1,330,441
Affiliated issuers	1,276,194
Interest	2,109,989
Other income(a)	120,227	$4,836,851

Expenses
Advisory fee (see Note B)	729,916
Distribution fee—Class A	180,719
Distribution fee—Class B	9,332
Distribution fee—Class C	199,610
Transfer agency—Class A	57,715
Transfer agency—Class B	1,183
Transfer agency—Class C	16,863
Transfer agency—Advisor Class	31,631
Custodian	143,018
Audit and tax	95,986
Legal	76,957
Registration fees	65,494
Printing	59,702
Trustees’ fees	27,836
Miscellaneous	14,455

Total expenses	1,710,417
Less: expenses waived and reimbursed by the Adviser (see Note B)	(206,057)

Net expenses		1,504,360

Net investment income		3,332,491

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(2,083,096)
Investment transactions(b)		8,449,759
Forward currency exchange contracts		6,571
Futures		5,525
Options written		(14,127)
Swaps		1,520,259
Foreign currency transactions		89,054
Net realized gain distributions from Affiliated Underlying Portfolios		1,785,834
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		655,658
Investments		(4,895,270)
Forward currency exchange contracts		(200,289)
Futures		(521,004)
Options written		154,309
Swaps		1,185,043
Foreign currency denominated assets and liabilities		3,828

Net gain on investment and foreign currency transactions		6,142,054

Net Increase in Net Assets from Operations		$9,474,545

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.

(b)	Net of foreign capital gains taxes of $3,612.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2017		Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,332,491		$1,761,758
Net realized gain on investment and foreign currency transactions	7,973,945		450,244
Net realized gain distributions from Affiliated Underlying Portfolios	1,785,834		349,339
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,617,725)		3,189,349
Contributions from Affiliates (see Note B)	– 0	–	6

Net increase in net assets from operations	9,474,545		5,750,696
Dividends and Distributions to Shareholders from
Net investment income
Class A	(982,853)		(1,242,662)
Class B	– 0	–	(3,540)
Class C	(136,909)		(208,427)
Advisor Class	(661,148)		(715,637)
Net realized gain on investment transactions
Class A	(387,898)		(2,596,598)
Class B	(5,921)		(68,008)
Class C	(131,295)		(891,517)
Advisor Class	(217,581)		(1,269,237)
Transactions in Shares of Beneficial Interest
Net decrease	(16,276,669)		(9,207,347)

Total decrease	(9,325,729)		(10,452,277)
Net Assets
Beginning of period	139,205,412		149,657,689

End of period (including undistributed net investment income of $3,569,663 and $1,783,103, respectively)	$129,879,683		$139,205,412

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2017

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed All Market Income Portfolio (formerly AB Tax-Managed Balanced Wealth Strategy) (the “Fund”). The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

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NOTES TO FINANCIAL STATEMENTS (continued)

mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling

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NOTES TO FINANCIAL STATEMENTS (continued)

techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$68,189,860		$3,654,007		$71,843,867
Common Stocks:
Consumer Staples		3,097,701		3,335,286		– 0	–	6,432,987
Health Care		3,128,590		2,528,712		– 0	–	5,657,302
Financials		1,752,090		3,353,155		– 0	–	5,105,245
Information Technology		3,458,186		1,095,579		– 0	–	4,553,765
Industrials		1,360,726		2,188,387		– 0	–	3,549,113
Consumer Discretionary		1,275,027		1,678,594		– 0	–	2,953,621
Utilities		1,880,267		561,922		– 0	–	2,442,189
Energy		1,738,637		528,141		– 0	–	2,266,778
Telecommunication Services		962,714		925,020		– 0	–	1,887,734
Materials		694,207		1,007,030		– 0	–	1,701,237
Real Estate		9,001		340,976		– 0	–	349,977
Investment Companies		9,829,741		– 0	–	– 0	–	9,829,741
Preferred Stocks		8,177,371		– 0	–	– 0	–	8,177,371
Short-Term Investments		851,897		– 0	–	– 0	–	851,897

Total Investments in Securities		38,216,155		85,732,662		3,654,007		127,602,824
Other Financial Instruments(a):
Assets:
Futures		171,858		62,760		– 0	–	234,618	(b)
Forward Currency Exchange Contracts		– 0	–	697,471		– 0	–	697,471
Centrally Cleared Interest Rate Swaps		– 0	–	125,300		– 0	–	125,300	(b)
Total Return Swaps		– 0	–	79,708		– 0	–	79,708
Liabilities:
Futures		(668,348)		(87,274)		– 0	–	(755,622	)(b)
Forward Currency Exchange Contracts		– 0	–	(905,162)		– 0	–	(905,162)
Call Options Written		– 0	–	(116,002)		– 0	–	(116,002)
Put Options Written		– 0	–	(82,465)		– 0	–	(82,465)
Centrally Cleared Interest Rate Swaps		– 0	–	(15,106)		– 0	–	(15,106	)(b)

Total(c)		$37,719,665		$85,491,892		$3,654,007		$126,865,564

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 8/31/16	$298,956		$298,956
Accrued discounts/(premiums)	(662)		(662)
Realized gain (loss)	3,441		3,441
Change in unrealized appreciation/depreciation	84,896		84,896
Purchases	3,490,786		3,490,786
Sales	(223,410)		(223,410)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 8/31/17	$3,654,007		$3,654,007

Net change in unrealized appreciation/depreciation from investments held as of 8/31/17(a)	$85,834		$85,834

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of August 31, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance

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NOTES TO FINANCIAL STATEMENTS (continued)

with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective April 17, 2017, the Adviser has

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NOTES TO FINANCIAL STATEMENTS (continued)

contractually agreed to waive advisory fees and/or to bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs), on an annual basis (the “Expense Caps”) to 0.99%, 1.74%, 1.74% and 0.74% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended August 31, 2017, such reimbursements/waivers amounted to $150,246. The Expense Caps will remain in effect through December 31, 2018.

During the year ended August 31, 2016, the Adviser reimbursed the Fund $6 for trading losses incurred due to a trade entry error.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2017, such waivers amounted to $3,231.

In connection with the Fund’s investment in AB Multi-Manager Alternative Strategies Fund (“MMAS”), which was liquidated on July 14, 2017, the Adviser had contractually agreed to (i) waive the portion of its advisory fee attributable to its services after paying sub-advisory fees to sub-advisors and (ii) waive an additional portion of the advisory fee in an amount equal to, or reimburse the Fund for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by the Fund as an acquired fund fee and expense. In connection with the Fund’s investments in AB All Market Real Return Portfolio, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the fund pro rata share of the advisory fees of the portfolio, as borne indirectly by the Fund as an acquired fund fee and expense and paid by the Fund. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2017. For the year ended August 31, 2017, such waivers amounted to $52,580.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2017 is as follows:

													Distributions
Fund	Market Value 8/31/16 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/17 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$656		$62,267	$62,071	$	– 0	–	$	– 0	–	$852		$9		$	– 0	–
AB All Market Real Return Portfolio	– 0	–	3,684	3,666		(18)			– 0	–	– 0	–	– 0	–		– 0	–
AB Multi-Manager Alternative Strategies	7,816		420	8,439		137			66		– 0	–	73			– 0	–
The AB Pooling Portfolios:
AB Multi-Asset Real Return Portfolio	3,804		270	4,212		(1,020)			1,158		– 0	–	98			– 0	–
AB Volatility Management Portfolio	14,306		3,881	16,437		(1,182)			(568)		– 0	–	1,096			1,786

Total						$(2,083)			$656		$852		$1,276			$1,786

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $57,174 for the year ended August 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $925 from the sale of Class A shares and received $138, $1,284 and $373 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended August 31, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $699,188 and $0, respectively.

Brokerage commissions paid on investment transactions for the year ended August 31, 2017 amounted to $43,999, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Class A shares are limited to an annual rate of .25% of Class A share’s average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$109,738,627		$121,797,313
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$121,853,714

Gross unrealized appreciation	$9,335,784
Gross unrealized depreciation	(3,198,010)

Net unrealized appreciation	$6,137,774

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund was permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. At August 31, 2017 the maximum payments for written put options amounted to $12,892,182. In certain circumstances maximum payout

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amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended August 31, 2017, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the

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contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2017, the Fund held interest rate swaps for hedging purposes.

Inflation Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2017, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2017, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC

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derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the year ended August 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$67,088	*	Receivable/Payable for variation margin on futures	$77,456	*

Equity contracts	Receivable/Payable for variation margin on futures	167,530	*	Receivable/Payable for variation margin on futures	678,166	*

Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	125,300	*	Receivable/Payable for variation margin on exchange traded swaps	15,106	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	697,471		Unrealized depreciation on forward currency exchange contracts	905,162

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Options written, at value	$198,467

Equity contracts	Unrealized appreciation on total return swaps	$79,708

Total		$1,137,097		$1,874,357

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$259,227	$(10,368)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(253,702)	(510,636)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	6,571	(200,289)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(14,127)	154,309

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(568,208)	1,105,335

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,088,467	79,708

Total		$1,518,228	$618,059

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2017:

Futures:
Average original value of buy contracts	$30,594,785	(a)
Average original value of sale contracts	$47,180,580	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,584,365
Average principal amount of sale contracts	$12,407,506

Options Written:
Average notional amount	$8,402	(b)

Interest Rate Swaps:
Average notional amount	$1,150,000	(c)

Inflation Swaps:
Average notional amount	$11,048,750	(c)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$14,349,537	(a)

Total Return Swaps:
Average notional amount	$44,181,162	(a)

(a)	Positions were open for five months during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for seven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of August 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table. At August 31, 2017, the total derivative assets and liabilities not subject to netting arrangements were $359,918 and $770,728, respectively.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$63,062	$	– 0	–	$	– 0	–	$	– 0	–	$63,062
Barclays Bank PLC	126,464		(123,919)			– 0	–		– 0	–	2,545
BNP Paribas SA	159,184		– 0	–		– 0	–		– 0	–	159,184
Citibank, NA	26,221		(26,221)			– 0	–		– 0	–	– 0	–
Credit Suisse International	908		(908)			– 0	–		– 0	–	– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	$298,679	$(22,305)		$	– 0	–	$	– 0	–	$276,374
State Street Bank & Trust Co.	40,690	(9,663)			– 0	–		– 0	–	31,027
UBS AG	61,971	– 0	–		– 0	–		– 0	–	61,971

Total	$777,179	$(183,016)		$	– 0	–	$	– 0	–	$594,163	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$123,919	$(123,919)		$	– 0	–	$	– 0	–	$ – 0	–
Citibank, NA	311,574	(26,221)			– 0	–		– 0	–	285,353
Credit Suisse International	408,246	(908)			– 0	–		– 0	–	407,338
Deutsche Bank AG	90,878	– 0	–		– 0	–		– 0	–	90,878
Goldman Sachs & Co.	107,589	– 0	–		– 0	–		– 0	–	107,589
Morgan Stanley & Co., Inc. /Morgan Stanley Capital Services LLC	22,305	(22,305)			– 0	–		– 0	–	– 0	–
Nomura Global Financial Products, Inc.	29,455	– 0	–		– 0	–		– 0	–	29,455
State Street Bank & Trust Co.	9,663	(9,663)			– 0	–		– 0	–	– 0	–

Total	$1,103,629	$(183,016)		$	– 0	–	$	– 0	–	$920,613	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used

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when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2017	Year Ended August 31, 2016

Class A
Shares sold	286,363	134,104		$3,802,803	$1,733,496

Shares issued in reinvestment of dividends and distributions	92,015	268,617		1,181,476	3,446,354

Shares converted from Class B	40,340	69,442		530,408	902,580

Shares converted from Class C	759,662	– 0	–	10,166,713	– 0	–

Shares redeemed	(1,184,444)	(853,311)		(15,664,454)	(11,084,932)

Net increase/decrease	(6,064)	(381,148)		$16,946	$(5,002,502)

Class B
Shares sold	7,880	4,584		$106,203	$59,924

Shares issued in reinvestment of dividends and distributions	435	5,306		5,685	68,811

Shares converted to Class A	(39,894)	(69,148)		(530,408)	(902,580)

Shares redeemed	(15,521)	(14,312)		(206,499)	(186,357)

Net decrease	(47,100)	(73,570)		$(625,019)	$(960,202)

Class C
Shares sold	54,351	110,585		$718,233	$1,441,938

Shares issued in reinvestment of dividends and distributions	18,386	74,375		237,358	959,442

Shares converted to Class A	(757,411)	– 0	–	(10,166,713)	– 0	–

Shares redeemed	(346,378)	(337,231)		(4,598,351)	(4,377,277)

Net decrease	(1,031,052)	(152,271)		$(13,809,473)	$(1,975,897)

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	Shares		Amount
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016

Advisor Class
Shares sold	527,661	652,652	$6,994,174	$8,469,553

Shares issued in reinvestment of dividends and distributions	54,739	130,157	703,396	1,672,520

Shares redeemed	(717,853)	(871,433)	(9,556,693)	(11,410,819)

Net decrease	(135,453)	(88,624)	$(1,859,123)	$(1,268,746)

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invest more of its assets in a particular state’s municipal securities, the Fund’s may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments are difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participates in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2017 and August 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$915,382	$1,188,142
Long-term capital gain	744,793	4,825,360

Total taxable distributions	$1,660,175	$6,013,502
Tax-exempt distributions	863,430	982,124

Total distributions paid	$2,523,605	$6,995,626

As of August 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,893,252	(a)
Undistributed capital gains	7,393,319
Unrealized appreciation/(depreciation)	6,140,453	(b)

Total accumulated earnings/(deficit)	$18,427,024	(c)

(a)	Includes tax exempt income of $1,452,403.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, reclassifications of foreign capital gains tax, and the redesignation of dividends resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends

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NOTES TO FINANCIAL STATEMENTS (continued)

the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.20		$ 13.32		$ 14.13		$ 12.87		$ 12.28

Income From Investment Operations
Net investment income(a)	.34	(b)†	.17	(b)	.19	(b)	.28	(b)	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.65		.37		(.49)		1.24		.57
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.99		.54		(.30)		1.52		.74

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.21)		(.06)		(.26)		(.15)
Distributions from net realized gain on investment transactions	(.07)		(.45)		(.45)		– 0	–	– 0	–

Total dividends and distributions	(.26)		(.66)		(.51)		(.26)		(.15)

Net asset value, end of period	$ 13.93		$ 13.20		$ 13.32		$ 14.13		$ 12.87

Total Return
Total investment return based on net asset value(d)*	7.64	%†^	4.19%		(2.19)%		11.89%		6.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$77,486		$73,526		$79,242		$95,133		$89,453
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.08%		1.13%		1.13%		1.19%		1.24%
Expenses, before waivers/reimbursements(e)‡	1.25%		1.19%		1.18%		1.20%		1.24%
Net investment income	2.57	%(b)†	1.31	%(b)	1.39	%(b)	2.03	%(b)	1.32%
Portfolio turnover rate	85%		25%		29%		58%		32%
‡ Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.11%		16%		.17%		.01%		0%

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.27		$ 13.29		$ 14.15		$ 12.90		$ 12.29

Income From Investment Operations
Net investment income(a)	.24	(b)†	.08	(b)	.09	(b)	.19	(b)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		.37		(.50)		1.24		.58
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.88		.45		(.41)		1.43		.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)		– 0	–	(.18)		(.05)
Distributions from net realized gain on investment transactions	(.07)		(.45)		(.45)		– 0	–	– 0	–

Total dividends and distributions	(.07)		(.47)		(.45)		(.18)		(.05)

Net asset value, end of period	$ 14.08		$ 13.27		$ 13.29		$ 14.15		$ 12.90

Total Return
Total investment return based on net asset value(d)*	6.69	%†^	3.46%		(2.98)%		11.14%		5.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$762		$1,342		$2,322		$4,631		$7,066
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.88%		1.88%		1.88%		1.91%		1.96%
Expenses, before waivers/reimbursements(e)‡	2.03%		1.94%		1.94%		1.91%		1.96%
Net investment income	1.80	%(b)†	.60	%(b)	.68	%(b)	1.41	%(b)	.62%
Portfolio turnover rate	85%		25%		29%		58%		32%
‡ Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.11%		16%		.17%		.01%		0%

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.19		$ 13.30		$ 14.17		$ 12.92		$ 12.32

Income From Investment Operations
Net investment income(a)	.23	(b)†	.07	(b)	.09	(b)	.18	(b)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		.37		(.50)		1.25		.58
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.89		.44		(.41)		1.43		.66

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.10)		(.01)		(.18)		(.06)
Distributions from net realized gain on investment transactions	(.07)		(.45)		(.45)		– 0	–	– 0	–

Total dividends and distributions	(.15)		(.55)		(.46)		(.18)		(.06)

Net asset value, end of period	$ 13.93		$ 13.19		$ 13.30		$ 14.17		$ 12.92

Total Return
Total investment return based on net asset value(d)*	6.82	%†^	3.40%		(2.96)%		11.17%		5.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,986		$24,955		$27,177		$31,135		$30,434
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.86%		1.89%		1.88%		1.90%		1.95%
Expenses, before waivers/reimbursements(e)‡	1.99%		1.94%		1.94%		1.90%		1.95%
Net investment income	1.72	%(b)†	.56	%(b)	.63	%(b)	1.33	%(b)	.62%
Portfolio turnover rate	85%		25%		29%		58%		32%
‡ Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.11%		16%		.17%		.01%		0%

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 13.24		$ 13.36		$ 14.16		$ 12.88		$ 12.29

Income From Investment Operations
Net investment income(a)	.37	(b)†	.20	(b)	.22	(b)	.31	(b)	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		.38		(.49)		1.26		.57
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.01		.58		(.27)		1.57		.78

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.25)		(.08)		(.29)		(.19)
Distributions from net realized gain on investment transactions	(.07)		(.45)		(.45)		– 0	–	– 0	–

Total dividends and distributions	(.29)		(.70)		(.53)		(.29)		(.19)

Net asset value, end of period	$ 13.96		$ 13.24		$ 13.36		$ 14.16		$ 12.88

Total Return
Total investment return based on net asset value(d)*	7.84	%†^	4.48%		(1.96)%		12.29%		6.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,646		$39,382		$40,917		$40,249		$27,789
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.84%		.89%		.88%		.89%		.94%
Expenses, before waivers/reimbursements(e)‡	1.00%		.94%		.94%		.90%		.94%
Net investment income	2.81	%(b)†	1.55	%(b)	1.61	%(b)	2.24	%(b)	1.60%
Portfolio turnover rate	85%		25%		29%		58%		32%
‡ Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.11%		16%		.17%		.01%		0%

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended August 31, 2017, such waiver amounted to 0.04% annualized for the Fund.

†	For the year ended August 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.012	.09%	.09%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 by 0.01%, 0.02%, 0.05%, 0.01% and 0.01%, respectively.

^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Tax-Managed All Market Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Tax-Managed All Market Income Portfolio (the “Fund”) (formerly AB Tax-Managed Balanced Wealth Strategy), one of the series constituting The AB Portfolios, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Tax-Managed All Market Income Portfolio, one of the series constituting The AB Portfolios, at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended August 31, 2017. For individual shareholders, the Fund designates 99.71% of dividends paid as qualified dividend income. For corporate shareholders, 55.78% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 0.30% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President	Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting, Loewy and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of Tax-Managed All Market Income Portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	98	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	97	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	98	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
D. James Guzy, ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	95	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen, ## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	98	None

Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Earl D. Weiner, ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	98	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Morgan C. Harting 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Daniel J. Loewy 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Vadim Zlotnikov 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed All Market Income Portfolio (formerly AB Tax-Managed Balanced Wealth Strategy) (the “Fund”) at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material

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factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the

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Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares of the Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since the recent changes to the Fund’s investment strategies. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAMI-0151-0817

AUG    08.31.17

ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

October 6, 2017

This report provides management’s discussion of fund performance for AB Tax-Managed Wealth Appreciation Strategy for the annual reporting period ended August 31, 2017.

Effective July 14, 2017, the Fund made certain changes to its principal strategies, including eliminating static asset allocation targets for investment. The Fund also previously allocated approximately one third of its assets to “diversification investments”, which included alternative investments; these assets have been reallocated in a manner consistent with the Fund’s new principal strategies. Accordingly, the performance shown prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2017 (unaudited)

	6 Months	12 Months
AB TAX-MANAGED WEALTH APPRECIATION STRATEGY[1]
Class A Shares	8.08%	14.98%
Class B Shares[2]	7.68%	14.08%
Class C Shares	7.68%	14.09%
Advisor Class Shares[3]	8.25%	15.27%
Primary Benchmark: MSCI ACWI (net)[4]	8.91%	17.11%
S&P 500 Index	5.65%	16.23%
MSCI ACWI ex-US (net)	13.05%	18.88%
Blended Benchmark: 60% S&P 500 Index / 40% MSCI ACWI ex-US (net)	8.57%	17.37%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2017, by 0.02% and 0.02%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Effective July 14, 2017, in connection with the changes in investment strategy, the broad-based index used for comparison with the Fund’s performance has changed from the S&P 500 to the MSCI ACWI (net) because the new index more closely reflects the Fund’s investments.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

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INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) net, for the six- and 12-month periods ended August 31, 2017. Also included are the Fund’s previous benchmarks: the Standard and Poor’s (“S&P”) 500 Index, the MSCI ACWI ex-US (net) and the blended benchmark, composed of 60% S&P 500 Index / 40% MSCI ACWI ex-US (net).

All share classes of the Fund underperformed the primary and blended benchmarks, as well as the S&P 500 and the MSCI ACWI ex-US for the 12-month period, before sales charges.

During the pre-transition period from September 1, 2016 through June 30, 2017, US value, non-US growth, Volatility Management Portfolio and Strategic Equities (as defined in the Investment Policies section) underperformed versus their respective benchmarks. All Underlying Portfolios (as defined in the Investment Policies section), except Strategic Equities, contributed to absolute performance.

For the six-month period, all share classes of the Fund underperformed the primary and blended benchmarks, as well as the MSCI ACWI ex-US, before sales charges. Versus the S&P 500, all share classes outperformed.

During the pre-transition period from March 1, 2017 through June 30, 2017, performance of the Underlying Portfolios was mixed. US value and Strategic Equities fell in absolute terms and underperformed their benchmarks. Non-US value and Volatility Management Portfolio rose in absolute terms, but underperformed their respective benchmarks. US growth and non-US growth rose in absolute terms and outperformed their benchmarks. Multi-Asset Real Return Portfolio fell but outperformed.

During the post-transition period from July 1, 2017 through August 31, 2017, performance of the Underlying Portfolios was also mixed. The allocation to US small-cap stocks, which are not in the MSCI ACWI, detracted; stock selection within the Emerging Markets Style Blend Portfolio also detracted from relative performance. Otherwise, strong stock selection in the International Equity Fund and International Small Cap Fund added to performance.

The Fund utilized derivatives in the form of futures and currency forwards for hedging and investment purposes, which added to absolute returns during both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks gained significant ground during the 12-month period ended August 31, 2017, despite several fleeting pullbacks. The period was dominated by unforeseen geopolitical events unfolding against the backdrop of a gradually improving global economy. Aftershocks from the UK’s referendum to leave the European Union (“Brexit”), an unexpected US presidential victory

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by Donald Trump and French president Emmanuel Macron’s resounding win, each influenced markets. Financial markets greeted Trump’s win with a burst of enthusiasm, though White House upheaval and policy risk rattled investors at times. UK prime minister Theresa May also shook markets with her failed attempt to solidify her mandate going into Brexit negotiations. In contrast, investors cheered a decisive majority in the French parliament for Macron’s centrist party. Towards the end of the period, tensions on the Korean peninsula flared, though concerns over growing animosity between the US and North Korea were offset by positive global economic data.

During the pre-transition period, the Fund included diversifiers, investments that are less sensitive to the direction of the equity markets. During the post-transition period, the Fund evolved to provide the potential for higher returns, while maintaining similar levels of risk by removing the allocation to diversifiers and introducing new equity services to the Fund. The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This more diversified exposure across equity markets and emphasis on a broader set of stocks that include companies with historical and projected stable earnings and higher profitability, eliminated the need for diversifiers to limit volatility.
The Team believes this new allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB Tax-Managed International Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

(continued on next page)

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Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB Tax-Managed International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB Tax-Managed International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The MSCI ACWI ex-US (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

6 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2007 TO 8/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/2007 to 8/31/2017) as compared to the performance of the Fund’s current and previous benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

8 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	14.98%	10.08%
5 Years	10.62%	9.66%
10 Years	2.98%	2.53%
CLASS B SHARES
1 Year	14.08%	10.08%
5 Years	9.79%	9.79%
10 Years[1]	2.37%	2.37%
CLASS C SHARES
1 Year	14.09%	13.09%
5 Years	9.81%	9.81%
10 Years	2.24%	2.24%
ADVISOR CLASS SHARES[2]
1 Year	15.27%	15.27%
5 Years	10.93%	10.93%
10 Years	3.26%	3.26%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.35%, 2.11%, 2.11% and 1.10% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.01%, 1.77%, 1.77% and 0.76% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2018. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	11.66%
5 Years	9.53%
10 Years	2.27%
CLASS B SHARES
1 Year	11.71%
5 Years	9.66%
10 Years[1]	2.11%
CLASS C SHARES
1 Year	14.74%
5 Years	9.68%
10 Years	1.97%
ADVISOR CLASS SHARES[2]
1 Year	16.89%
5 Years	10.79%
10 Years	2.99%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

Returns
CLASS A SHARES
1 Year	10.76%
5 Years	8.66%
10 Years	1.74%
CLASS B SHARES
1 Year	11.11%
5 Years	9.06%
10 Years[1]	1.70%
CLASS C SHARES
1 Year	14.05%
5 Years	9.01%
10 Years	1.59%
ADVISOR CLASS SHARES[2]
1 Year	15.86%
5 Years	9.82%
10 Years	2.39%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

Returns
CLASS A SHARES
1 Year	6.93%
5 Years	7.33%
10 Years	1.68%
CLASS B SHARES
1 Year	6.88%
5 Years	7.53%
10 Years[1]	1.57%
CLASS C SHARES
1 Year	8.62%
5 Years	7.53%
10 Years	1.48%
ADVISOR CLASS SHARES[2]
1 Year	9.93%
5 Years	8.33%
10 Years	2.23%

(footnotes continued on next page)

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,080.80	$4.46	0.85%	$5.72	1.09%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%	$5.55	1.09%
Class B
Actual	$1,000	$1,076.80	$8.58	1.64%	$9.84	1.88%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%	$9.56	1.88%
Class C
Actual	$1,000	$1,076.80	$8.43	1.61%	$9.68	1.85%
Hypothetical**	$1,000	$1,017.09	$8.19	1.61%	$9.41	1.85%
Advisor Class
Actual	$1,000	$1,082.50	$3.15	0.60%	$4.41	0.84%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%	$4.28	0.84%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

August 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $687.9

1	All data are as of August 31, 2017. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS

August 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.4%
Information Technology – 14.5%
Communications Equipment – 0.7%
Cisco Systems, Inc.	107,060	$3,448,402
Nokia Oyj (Sponsored ADR) – Class A	233,010	1,440,002

		4,888,404

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. – Class A	12,001	971,361
CDW Corp./DE	27,098	1,718,555

		2,689,916

Internet Software & Services – 4.0%
Alphabet, Inc. – Class A(a)	1,345	1,284,798
Alphabet, Inc. – Class C(a)	10,905	10,243,394
eBay, Inc.(a)	71,320	2,576,791
Facebook, Inc. – Class A(a)	77,820	13,382,705

		27,487,688

IT Services – 1.6%
Cognizant Technology Solutions Corp. – Class A	7,540	533,606
Fiserv, Inc.(a)	22,440	2,776,053
Visa, Inc. – Class A	74,514	7,713,689

		11,023,348

Semiconductors & Semiconductor Equipment – 1.6%
Applied Materials, Inc.	4,450	200,784
Intel Corp.	117,377	4,116,411
NVIDIA Corp.	3,790	642,178
Texas Instruments, Inc.	26,300	2,178,166
Xilinx, Inc.	59,159	3,908,044

		11,045,583

Software – 3.1%
Adobe Systems, Inc.(a)	17,579	2,727,558
Electronic Arts, Inc.(a)	23,570	2,863,755
Microsoft Corp.	111,729	8,353,977
Oracle Corp.	143,329	7,213,749

		21,159,039

Technology Hardware, Storage & Peripherals – 3.1%
Apple, Inc.	91,657	15,031,748
Hewlett Packard Enterprise Co.	30,132	544,184
HP, Inc.	171,586	3,273,861
Xerox Corp.	73,806	2,381,719

		21,231,512

		99,525,490

16 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 8.3%
Biotechnology – 1.3%
Biogen, Inc.(a)	11,704	$3,705,018
Gilead Sciences, Inc.	59,377	4,970,449

		8,675,467

Health Care Equipment & Supplies – 2.0%
Baxter International, Inc.	5,823	361,259
Danaher Corp.	28,234	2,355,280
Edwards Lifesciences Corp.(a)	38,817	4,411,940
Intuitive Surgical, Inc.(a)	4,674	4,695,828
Medtronic PLC	27,254	2,197,218

		14,021,525

Health Care Providers & Services – 2.8%
Aetna, Inc.	31,645	4,990,416
Cardinal Health, Inc.	15,117	1,019,793
Cigna Corp.	16,232	2,955,198
McKesson Corp.	15,631	2,333,865
Quest Diagnostics, Inc.	11,204	1,213,953
UnitedHealth Group, Inc.	31,643	6,293,793
VCA, Inc.(a)	3,620	336,515

		19,143,533

Health Care Technology – 0.2%
Cerner Corp.(a)	20,588	1,395,455

Life Sciences Tools & Services – 0.2%
Mettler-Toledo International, Inc.(a)	1,859	1,124,862

Pharmaceuticals – 1.8%
Johnson & Johnson	42,313	5,600,972
Merck & Co., Inc.	40,112	2,561,552
Pfizer, Inc.	105,003	3,561,702
Zoetis, Inc.	16,849	1,056,432

		12,780,658

		57,141,500

Financials – 7.8%
Banks – 3.9%
Bank of America Corp.	372,263	8,893,363
Citigroup, Inc.	16,765	1,140,523
Comerica, Inc.	17,948	1,224,951
JPMorgan Chase & Co.	87,632	7,964,872
US Bancorp	60,756	3,113,745
Wells Fargo & Co.	89,642	4,578,017

		26,915,471

Capital Markets – 1.1%
Goldman Sachs Group, Inc. (The)	17,574	3,932,007
MarketAxess Holdings, Inc.	2,964	571,904
Morgan Stanley	18,903	860,086
S&P Global, Inc.	12,717	1,962,615

		7,326,612

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Finance – 0.7%
Capital One Financial Corp.	23,530	$1,873,223
Discover Financial Services	3,650	215,167
Synchrony Financial	85,683	2,638,180

		4,726,570

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc. – Class B(a)	9,400	1,702,904

Insurance – 1.9%
Allstate Corp. (The)	42,343	3,832,041
American International Group, Inc.	69,239	4,187,575
First American Financial Corp.	9,881	484,762
FNF Group	43,482	2,097,572
Progressive Corp. (The)	56,087	2,606,924

		13,208,874

		53,880,431

Consumer Staples – 5.9%
Beverages – 1.5%
Constellation Brands, Inc. – Class A	7,710	1,542,771
Monster Beverage Corp.(a)	51,366	2,867,250
PepsiCo, Inc.	48,276	5,586,982

		9,997,003

Food & Staples Retailing – 1.7%
Costco Wholesale Corp.	26,017	4,077,905
CVS Health Corp.	66,895	5,173,659
Wal-Mart Stores, Inc.	34,178	2,668,276

		11,919,840

Food Products – 0.8%
Conagra Brands, Inc.	75,527	2,451,606
Tyson Foods, Inc. – Class A	51,540	3,262,482

		5,714,088

Household Products – 1.2%
Kimberly-Clark Corp.	14,655	1,806,815
Procter & Gamble Co. (The)	68,604	6,330,091

		8,136,906

Tobacco – 0.7%
Altria Group, Inc.	79,322	5,029,015

		40,796,852

Consumer Discretionary – 5.7%
Auto Components – 0.4%
Magna International, Inc. (New York) – Class A	54,290	2,611,349

Hotels, Restaurants & Leisure – 0.9%
McDonald’s Corp.	22,196	3,550,694
Starbucks Corp.	50,273	2,757,977

		6,308,671

18 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 0.3%
Priceline Group, Inc. (The)(a)	936	$1,733,547

Media – 1.7%
CBS Corp. – Class B	43,557	2,790,261
Comcast Corp. – Class A	163,864	6,654,517
Walt Disney Co. (The)	20,956	2,120,747

		11,565,525

Specialty Retail – 1.8%
Burlington Stores, Inc.(a)	4,842	421,883
Home Depot, Inc. (The)	40,865	6,124,438
Ross Stores, Inc.	30,682	1,793,363
TJX Cos., Inc. (The)	48,121	3,479,148
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,362	743,036

		12,561,868

Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc. – Class B	83,410	4,404,882

		39,185,842

Industrials – 4.5%
Aerospace & Defense – 1.6%
Boeing Co. (The)	11,469	2,748,660
Hexcel Corp.	15,828	851,072
L3 Technologies, Inc.	15,266	2,770,474
Northrop Grumman Corp.	14,428	3,927,446
Raytheon Co.	3,899	709,657

		11,007,309

Airlines – 0.4%
Delta Air Lines, Inc.	48,076	2,268,706
United Continental Holdings, Inc.(a)	4,778	296,045

		2,564,751

Building Products – 0.3%
Allegion PLC	7,789	613,072
AO Smith Corp.	24,350	1,356,052

		1,969,124

Electrical Equipment – 0.3%
Eaton Corp. PLC	35,201	2,526,024

Industrial Conglomerates – 0.7%
General Electric Co.	33,001	810,175
Honeywell International, Inc.	19,938	2,756,827
Roper Technologies, Inc.	6,520	1,503,903

		5,070,905

Machinery – 0.7%
Cummins, Inc.	2,248	358,286
Deere & Co.	3,187	369,469
IDEX Corp.	4,840	569,087

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ingersoll-Rand PLC	12,416	$1,060,203
Oshkosh Corp.	25,880	1,930,648
Parker-Hannifin Corp.	1,898	305,369

		4,593,062

Road & Rail – 0.5%
Norfolk Southern Corp.	28,001	3,374,680

		31,105,855

Utilities – 2.2%
Electric Utilities – 1.8%
American Electric Power Co., Inc.	82,426	6,069,026
Edison International	65,815	5,277,047
Exelon Corp.	6,578	249,109
Portland General Electric Co.	12,718	604,232

		12,199,414

Multi-Utilities – 0.4%
NiSource, Inc.	119,404	3,208,385

		15,407,799

Energy – 2.0%
Energy Equipment & Services – 0.3%
Schlumberger Ltd.	26,518	1,684,158

Oil, Gas & Consumable Fuels – 1.7%
Chevron Corp.	8,865	954,051
Devon Energy Corp.	73,356	2,303,379
EOG Resources, Inc.	47,482	4,035,495
Hess Corp.	21,234	826,003
Marathon Petroleum Corp.	51,560	2,704,322
Valero Energy Corp.	12,600	858,060

		11,681,310

		13,365,468

Materials – 0.7%
Chemicals – 0.7%
Dow Chemical Co. (The)	46,680	3,111,222
Ecolab, Inc.	10,780	1,436,974
LyondellBasell Industries NV – Class A	2,747	248,851

		4,797,047

Real Estate – 0.5%
Equity Real Estate Investment Trusts (REITs) – 0.5%
Mid-America Apartment Communities, Inc.	31,074	3,308,138

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.1%
AT&T, Inc.	9,781	366,396

20 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.2%
T-Mobile US, Inc.(a)	27,709	$1,793,050

		2,159,446

Total Common Stocks (cost $287,903,425)		360,673,868

INVESTMENT COMPANIES – 47.1%
Funds and Investment Trusts – 47.1%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z(a)	1,553,888	16,719,831
AB Discovery Value Fund, Inc. – Class Z	762,378	16,337,768
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,415,383	16,404,291
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	10,886,134	136,294,403
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	3,342,011	41,608,037
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	624,058	19,682,789
Sanford C. Bernstein Fund, Inc. – Tax-Managed International Portfolio – Class Z	4,388,712	76,670,799

Total Investment Companies (cost $319,901,256)		323,717,918

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.86%(b)(c)(d) (cost $2,763,858)	2,763,858	2,763,858

Total Investments – 99.9% (cost $610,568,539)		687,155,644
Other assets less liabilities – 0.1%		758,097

Net Assets – 100.0%		$687,913,741

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,040	RUB	61,842	9/13/17	$24,202
Bank of America, NA	USD	380	KRW	426,586	11/15/17	(695)
BNP Paribas SA	KRW	426,586	USD	372	11/15/17	(8,075)
Citibank, NA	RUB	61,842	USD	1,021	9/13/17	(43,225)
Citibank, NA	HKD	8,464	USD	1,087	11/15/17	3,192

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	1,088	HKD	8,464	11/15/17	$(4,323)
Credit Suisse International	USD	451	CHF	427	11/15/17	(3,691)
State Street Bank & Trust Co.	CHF	427	USD	446	11/15/17	(1,629)

						$(34,244)

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CHF – Swiss Franc

HKD – Hong Kong Dollar

KRW – South Korean Won

RUB – Russian Ruble

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

22 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

August 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $287,903,425)	$360,673,868
Affiliated issuers (cost $322,665,114)	326,481,776
Cash	729,512
Foreign currencies, at value (cost $1,571)	1,577
Receivable for investment securities sold	1,059,897
Unaffiliated dividends receivable	1,015,795
Receivable for shares of beneficial interest sold	648,594
Unrealized appreciation on forward currency exchange contracts	27,394
Affiliated dividends receivable	732

Total assets	690,639,145

Liabilities
Payable for investment securities purchased and foreign currency transactions	1,665,502
Payable for shares of beneficial interest redeemed	624,297
Custody fee payable	172,733
Unrealized depreciation on forward currency exchange contracts	61,638
Advisory fee payable	45,696
Distribution fee payable	16,590
Administrative fee payable	11,101
Transfer Agent fee payable	8,810
Accrued expenses	119,037

Total liabilities	2,725,404

Net Assets	$687,913,741

Composition of Net Assets
Shares of beneficial interest, at par	$407
Additional paid-in capital	534,302,856
Undistributed net investment income	9,727,771
Accumulated net realized gain on investment and foreign currency transactions	67,315,959
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	76,566,748

$687,913,741

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$39,479,329	2,342,782	$16.85	*

B	$396,172	23,744	$16.69

C	$9,372,734	566,351	$16.55

Advisor	$638,665,506	37,740,144	$16.92

*	The maximum offering price per share for Class A shares was $17.60 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 23

STATEMENT OF OPERATIONS

Year Ended August 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $503,419)	$8,961,101
Affiliated issuers	15,167,261
Interest	598
Other income	36,950	$24,165,910

Expenses
Advisory fee (see Note B)	4,447,857
Distribution fee—Class A	85,708
Distribution fee—Class B	4,626
Distribution fee—Class C	125,773
Transfer agency—Class A	8,029
Transfer agency—Class B	282
Transfer agency—Class C	3,461
Transfer agency—Advisor Class	149,459
Custodian	233,487
Audit and tax	84,621
Registration fees	65,083
Administrative	58,170
Printing	51,599
Legal	43,129
Trustees’ fees	27,837
Miscellaneous	38,455

Total expenses	5,427,576
Less: expenses waived and reimbursed by the Adviser (see Note B)	(842,087)

Net expenses		4,585,489

Net investment income		19,580,421

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(53,614,989)
Investment transactions(a)		78,946,060
Forward currency exchange contracts		225,505
Futures		2,426,307
Foreign currency transactions		(206,002)
Net realized gain distributions from Affiliated Underlying Portfolios		48,498,022
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		9,108,711
Investments		(7,869,321)
Forward currency exchange contracts		141,219
Futures		(7,226)
Foreign currency denominated assets and liabilities		26,685

Net gain on investment and foreign currency transactions		77,674,971

Net Increase in Net Assets from Operations		$97,255,392

(a)	Net of foreign capital gains taxes of $43,876.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2017	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,580,421	$9,454,819
Net realized gain (loss) on investment and foreign currency transactions	27,776,881	(320,634)
Net realized gain distributions from Affiliated Underlying Portfolios	48,498,022	2,491,063
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,400,068	24,746,993
Contributions from Affiliates (see Note B)	– 0	–	69

Net increase in net assets from operations	97,255,392	36,372,310
Dividends and Distributions to Shareholders from
Net investment income
Class A	(607,091)	(361,483)
Class B	(4,431)	– 0	–
Class C	(164,450)	(40,174)
Advisor Class	(13,450,035)	(8,548,992)
Net realized gain on investment transactions
Class A	(298,821)	(2,065,522)
Class B	(4,468)	(44,662)
Class C	(133,493)	(955,499)
Advisor Class	(5,844,092)	(39,003,215)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(75,794,795)	1,738,568

Total increase (decrease)	953,716	(12,908,669)
Net Assets
Beginning of period	686,960,025	699,868,694

End of period (including undistributed net investment income of $9,727,771 and $4,106,855, respectively)	$687,913,741	$686,960,025

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2017

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed Wealth Appreciation Strategy (the “Strategy”). The Strategy offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategy to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategy’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of August 31, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$360,673,868		$	– 0	–	$	– 0	–	$360,673,868
Investment Companies	323,717,918			– 0	–		– 0	–	323,717,918
Short-Term Investments	2,763,858			– 0	–		– 0	–	2,763,858

Total Investments in Securities	687,155,644			– 0	–		– 0	–	687,155,644
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–		27,394			– 0	–	27,394
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(61,638)			– 0	–	(61,638)

Total(c)	$687,155,644			$(34,244)		$	– 0	–	$687,121,400

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

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NOTES TO FINANCIAL STATEMENTS (continued)

were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class,

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NOTES TO FINANCIAL STATEMENTS (continued)

except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Strategy pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment Advisory Agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended August 31, 2017, the reimbursement for such services amounted to $58,170.

During the year ended August 31, 2016, the Adviser reimbursed the Strategy $69 for trading losses incurred due to a trade entry error.

The Strategy may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Strategy in an amount equal to the Strategy’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense. For the year ended August 31, 2017, such waivers amounted to $24,006.

In connection with the Strategy’s investments in AB Multi-Manager Alternative Strategies Fund (“MMAS”), which was liquidated on July 14, 2017, the Adviser had contractually agreed to (i) waive the portion of its advisory

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NOTES TO FINANCIAL STATEMENTS (continued)

fee attributable to its services after paying sub-advisory fees to sub-advisors and (ii) waive an additional portion of the advisory fee in an amount equal to, or reimburse the Strategy for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by the Strategy as an acquired fund fee and expense. In connection with the Strategy’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Strategy in an amount equal to the Strategy’s share of the advisory fees of AB mutual funds, as paid by the Strategy as an acquired fund fee and expense. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2018. For the year ended August 31, 2017, such waivers amounted to $818,081.

A summary of the Strategy’s transactions in AB mutual funds for the year ended August 31, 2017 is as follows:

														Distributions
Fund	Market Value 8/31/16 (000)		Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/17 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$9,927		$173,315	$180,478		$	– 0	–	$	– 0	–	$2,764		$57		$	– 0	–
AB Bond Fund, Inc. – AB All Market Real Return Portfolio	– 0	–	32,866	32,814			(52)			– 0	–	– 0	–	– 0	–		– 0	–
AB Discovery Growth Fund, Inc.	– 0	–	16,673	– 0	–		– 0	–		47		16,720		– 0	–		– 0	–
AB Discovery Value Fund, Inc.	– 0	–	16,673	– 0	–		– 0	–		(335)		16,338		– 0	–		– 0	–
AB Multi-Manager Alternative Strategies	55,140		5,314	59,744			(1,113)			403		– 0	–	516			3,233
The AB Pooling Portfolios – AB Multi-Asset Real Return Portfolio	30,284		3,094	34,470			(7,624)			8,716		– 0	–	782			– 0	–
AB Volatility Management Portfolio	102,845		22,228	76,293			(44,952)			(3,828)		– 0	–	13,812			45,265

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NOTES TO FINANCIAL STATEMENTS (continued)

											Distributions
Fund	Market Value 8/31/16 (000)			Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)	Market Value 8/31/17 (000)	Dividend Income (000)			Realized Gains (000)
Bernstein Fund, Inc. – International Small Cap Portfolio	$	– 0	–	$41,683	$1,098		$20		$1,003	$41,608	$	– 0	–	$	– 0	–
International Strategic Equities Portfolio		– 0	–	138,943	4,661		67		1,945	136,294		– 0	–		– 0	–
Small Cap Core Portfolio		– 0	–	16,673	– 0	–	– 0	–	(269)	16,404		– 0	–		– 0	–
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio		– 0	–	19,452	277		3		505	19,683		– 0	–		– 0	–
Tax-Managed International Portfolio		– 0	–	77,808	2,095		36		922	76,671		– 0	–		– 0	–

Total							$(53,615)		$9,109	$326,482		$15,167			$48,498

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $102,052 for the year ended August 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $769 from the sale of Class A shares and received $0, $757 and $262 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2017.

The Strategy may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended August 31, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $0 and $86,390,559, respectively, with realized gain of $22,747,197.

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the year ended August 31, 2017 amounted to $289,825, of which $1,206 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategy has adopted a Plan for each class of shares of the Strategy pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to up to .50% of the Strategy’s average daily net assets attributable to Class A shares and 1% of the Strategy’s average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Class A shares are limited to an annual rate of .25% of Class A share’s average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategy is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Strategy’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategy to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$750,458,759		$767,193,192
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$610,955,656

Gross unrealized appreciation	$79,313,179
Gross unrealized depreciation	(3,114,321)

Net unrealized appreciation	$76,198,858

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2017, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2017, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Strategy’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s OTC counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the year ended August 31, 2017, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$27,394	Unrealized depreciation on forward currency exchange contracts	$61,638

Total		$27,394		$61,638

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,426,307	$(7,226)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	225,505	141,219

Total		$2,651,812	$133,993

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Strategy’s derivative transactions during the year ended August 31, 2017:

Futures:
Average original value of buy contracts	$123,695	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$45,670,007
Average principal amount of sale contracts	$49,615,318

(a)	Positions were open for four months during the year.

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Strategy as of August 31, 2017. At August 31, 2017, all derivatives were subject to netting arrangements.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$24,202	$(695)		$	– 0	–	$	– 0	–	$23,507
Citibank, NA	3,192	(3,192)			– 0	–		– 0	–	– 0	–

Total	$27,394	$(3,887)		$	– 0	–	$	– 0	–	$23,507	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$695	$(695)		$	– 0	–	$	– 0	–	$ – 0	–
BNP Paribas SA	8,075	– 0	–		– 0	–		– 0	–	8,075
Citibank, NA	47,548	(3,192)			– 0	–		– 0	–	44,356
Credit Suisse International	3,691	– 0	–		– 0	–		– 0	–	3,691
State Street Bank & Trust Co.	1,629	– 0	–		– 0	–		– 0	–	1,629

Total	$61,638	$(3,887)		$	– 0	–	$	– 0	–	$57,751	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2017	Year Ended August 31, 2016

Class A
Shares sold	116,914	82,311		$1,818,396	$1,230,446

Shares issued in reinvestment of dividends and distributions	56,439	154,337		840,377	2,254,865

Shares converted from Class B	10,954	16,284		168,905	237,721

Shares converted from Class C	321,874	– 0	–	5,161,774	– 0	–

Shares redeemed	(311,467)	(363,778)		(4,802,420)	(5,376,381)

Net increase (decrease)	194,714	(110,846)		$3,187,032	$(1,653,349)

Class B
Shares sold	1,772	1,886		$27,250	$27,242

Shares issued in reinvestment of dividends and distributions	595	2,958		8,821	42,919

Shares converted to Class A	(11,068)	(16,456)		(168,905)	(237,721)

Shares redeemed	(6,481)	(3,512)		(100,445)	(53,605)

Net decrease	(15,182)	(15,124)		$(233,279)	$(221,165)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2017	Year Ended August 31, 2016

Class C
Shares sold	23,056	26,253		$353,568	$382,356

Shares issued in reinvestment of dividends and distributions	15,983	54,517		234,947	786,682

Shares converted to Class A	(326,774)	– 0	–	(5,161,774)	– 0	–

Shares redeemed	(116,329)	(173,395)		(1,769,291)	(2,530,663)

Net decrease	(404,064)	(92,625)		$(6,342,550)	$(1,361,625)

Advisor Class
Shares sold	3,988,404	5,684,335		$62,370,312	$82,988,847

Shares issued in reinvestment of dividends and distributions	1,064,976	3,136,331		15,900,099	45,915,883

Shares redeemed	(9,546,894)	(8,470,833)		(150,676,409)	(123,930,023)

Net increase (decrease)	(4,493,514)	349,833		$(72,405,998)	$4,974,707

NOTE F

Risks Involved in Investing in the Strategy

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of a

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NOTES TO FINANCIAL STATEMENTS (continued)

Strategy bear both their proportionate share of expenses in the Strategy (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participates in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended August 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2017 and August 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$14,799,804	$8,950,649
Net long-term capital gains	5,707,077	42,068,898

Total taxable distributions paid	$20,506,881	$51,019,547

As of August 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,165,974
Undistributed capital gains	62,231,755
Unrealized appreciation/(depreciation)	76,212,745	(a)

Total accumulated earnings/(deficit)	$153,610,474

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received from underlying securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2017, the Strategy did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, and reclassifications of foreign capital gains tax resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 15.08		$ 15.41		$ 16.51		$ 13.86		$ 11.85

Income From Investment Operations
Net investment income(a)	.42	(b)	.17	(b)	.20	(b)	.32	(b)	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.78		.60		(.91)		2.65		1.98
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.20		.77		(.71)		2.97		2.08

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.16)		(.25)		(.32)		(.07)
Distributions from net realized gain on investment transactions	(.14)		(.94)		(.14)		– 0	–	– 0	–

Total dividends and distributions	(.43)		(1.10)		(.39)		(.32)		(.07)

Net asset value, end of period	$ 16.85		$ 15.08		$ 15.41		$ 16.51		$ 13.86

Total Return
Total investment return based on net asset value(d)	14.98	%*	5.23	%*	(4.34	)%*	21.66%		17.65	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,479		$32,398		$34,813		$39,534		$32,587
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.88%		.93%		.93%		1.04%		1.07%
Expenses, before waivers/reimbursements(e)†	1.01%		1.01%		1.00%		1.04%		1.07%
Net investment income	2.70	%(b)	1.16	%(b)	1.24	%(b)	2.05	%(b)	.80%
Portfolio turnover rate	112%		47%		49%		61%		46%

† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.23%		.23%		.23%		.01%		– 0	–

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 14.91		$ 15.19		$ 16.24		$ 13.61		$ 11.66

Income From Investment Operations
Net investment income(a)	.27	(b)	.06	(b)	.08	(b)	.22	(b)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.79		.60		(.90)		2.59		1.94
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.06		.66		(.82)		2.81		1.95

Less: Dividends and Distributions
Dividends from net investment income	(.14)		– 0	–	(.09)		(.18)		– 0	–
Distributions from net realized gain on investment transactions	(.14)		(.94)		(.14)		– 0	–	– 0	–

Total dividends and distributions	(.28)		(.94)		(.23)		(.18)		– 0	–

Net asset value, end of period	$ 16.69		$ 14.91		$ 15.19		$ 16.24		$ 13.61

Total Return
Total investment return based on net asset value(d)	14.08	%*	4.50	%*	(5.09	)%*	20.79%		16.72	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$396		$580		$821		$1,837		$2,709
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.68%		1.69%		1.69%		1.76%		1.80%
Expenses, before waivers/reimbursements(e)†	1.80%		1.77%		1.77%		1.76%		1.80%
Net investment income	1.75	%(b)	.43	%(b)	.51	%(b)	1.43	%(b)	.08%
Portfolio turnover rate	112%		47%		49%		61%		46%

† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.23%		.23%		.23%		.01%		– 0	–

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 14.82		$ 15.15		$ 16.23		$ 13.62		$ 11.67

Income From Investment Operations
Net investment income(a)	.27	(b)	.06	(b)	.07	(b)	.21	(b)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.78		.59		(.87)		2.60		1.94
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.05		.65		(.80)		2.81		1.95

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.04)		(.14)		(.20)		– 0	–
Distributions from net realized gain on investment transactions	(.14)		(.94)		(.14)		– 0	–	– 0	–

Total dividends and distributions	(.32)		(.98)		(.28)		(.20)		– 0	–

Net asset value, end of period	$ 16.55		$ 14.82		$ 15.15		$ 16.23		$ 13.62

Total Return
Total investment return based on net asset value(d)	14.09	%*	4.44	%*	(4.99	)%*	20.83%		16.71	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,373		$14,380		$16,102		$17,964		$16,589
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.65%		1.68%		1.68%		1.75%		1.78%
Expenses, before waivers/reimbursements(e)†	1.76%		1.76%		1.76%		1.75%		1.78%
Net investment income	1.78	%(b)	.42	%(b)	.47	%(b)	1.35	%(b)	.10%
Portfolio turnover rate	112%		47%		49%		61%		46%

† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.23%		.23%		.23%		.01%		– 0	–

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 15.14		$ 15.47		$ 16.58		$ 13.91		$ 11.90

Income From Investment Operations
Net investment income(a)	.45	(b)	.21	(b)	.24	(b)	.37	(b)	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.80		.61		(.91)		2.66		1.98
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.25		.82		(.67)		3.03		2.12

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.21)		(.30)		(.36)		(.11)
Distributions from net realized gain on investment transactions	(.14)		(.94)		(.14)		– 0	–	– 0	–

Total dividends and distributions	(.47)		(1.15)		(.44)		(.36)		(.11)

Net asset value, end of period	$ 16.92		$ 15.14		$ 15.47		$ 16.58		$ 13.91

Total Return
Total investment return based on net asset value(d)	15.27	%*	5.50	%*	(4.10	)%*	22.08%		17.95	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$638,666		$639,602		$648,133		$687,496		$585,431
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.64%		.68%		.68%		.74%		.77%
Expenses, before waivers/reimbursements(e)†	.76%		.76%		.76%		.74%		.77%
Net investment income	2.89	%(b)	1.41	%(b)	1.46	%(b)	2.36	%(b)	1.09%
Portfolio turnover rate	112%		47%		49%		61%		46%

† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.23%		.23%		.23%		.01%		– 0	–

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Strategy’s investments in affiliated underlying portfolios, the Strategy incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Strategy in an amount equal to the Strategy’s pro rata share of certain acquired fund fees and expenses, and for the year ended August 31, 2017, such waiver amounted to 0.12% annualized for the Strategy.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance for the years ended August 31, 2017, August 31, 2016, August 31, 2015 and August 31, 2013 by 0.02%, 0.01%, 0.04% and 0.01%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Tax-Managed Wealth Appreciation Strategy

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Tax-Managed Wealth Appreciation Strategy (the “Strategy”), one of the series constituting The AB Portfolios, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Tax-Managed Wealth Appreciation Strategy, one of the series constituting The AB Portfolios, at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable period ended August 31, 2017. For individual shareholders, the Strategy designates 66.24% of dividends paid as qualified dividend income. For corporate shareholders, 35.19% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 1.14% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Ding Liu(2), Vice President Nelson Yu(2), Vice President	Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Tax-Managed Wealth Appreciation Strategy’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	98	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	97	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	98	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
D. James Guzy, ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	95	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen, ## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	98	None

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Earl D. Weiner, ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	98	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Ding Liu 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Nelson Yu 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 59

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

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their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 61

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares of the Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the

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evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since the recent changes to the Fund’s investment strategies. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 63

of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 65

NOTES

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NOTES

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 67

NOTES

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AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0151-0817

AUG    08.31.17

ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 11, 2017

This report provides management’s discussion of fund performance for AB Wealth Appreciation Strategy for the annual reporting period ended August 31, 2017.

Effective July 14, 2017, the Fund made certain changes to its principal strategies, including eliminating static asset allocation targets for investment. The Fund also previously allocated approximately one third of its assets to “diversification investments”, which included alternative investments; these assets have been reallocated in a manner consistent with the Fund’s new principal strategies. Accordingly, the performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2017 (unaudited)

	6 Months	12 Months
AB WEALTH APPRECIATION STRATEGY[1]
Class A Shares	7.39%	14.35%
Class B Shares[2]	7.00%	13.48%
Class C Shares	7.02%	13.45%
Advisor Class Shares[3]	7.54%	14.66%
Class R Shares[3]	7.17%	13.88%
Class K Shares[3]	7.37%	14.22%
Class I Shares[3]	7.56%	14.56%
Primary Benchmark: MSCI ACWI (net)[4]	8.91%	17.11%
S&P 500 Index	5.65%	16.23%
MSCI ACWI ex-US (net)	13.05%	18.88%
Blended Benchmark: 60% S&P 500 Index / 40% MSCI ACWI ex-US (net)	8.57%	17.37%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2017, by 0.05% and 0.05%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

(footnotes continued on next page)

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4	Effective July 14, 2017, in connection with the changes in investment strategy, the broad-based index of the Fund used for comparison purposes has changed from the S&P 500 Index to the MSCI ACWI (net) because the new index more closely reflects the Fund’s investments and performance.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) net, for the six- and 12-month periods ended August 31, 2017. Also included are the Fund’s previous benchmarks: the Standard and Poor’s (“S&P”) 500 Index, the MSCI ACWI ex-US (net) and the blended benchmark, composed of 60% S&P 500 Index / 40% MSCI ACWI ex-US (net).

All share classes of the Fund underperformed the primary and blended benchmarks, as well as the S&P 500 and the MSCI ACWI ex-US for the 12-month period, before sales charges.

During the pre-transition period from September 1, 2016 through June 30, 2017, US Value Portfolio, International Growth Portfolio and Volatility Management Portfolio underperformed their respective benchmarks, but all other Underlying Portfolios (as defined in the Investment Policies section) outperformed. All Underlying Portfolios contributed to absolute performance.

For the six-month period, all share classes of the Fund underperformed the primary and blended benchmarks, as well as the MSCI ACWI ex-US, before sales charges. Versus the S&P 500, all share classes outperformed.

During the pre-transition period from March 1, 2017 through June 30, 2017, performance of the Underlying Portfolios was mixed. US Large-Cap Value, US Small/Mid-Cap Value, International Value and Volatility Management Portfolios underperformed their respective benchmarks. US Large-Cap Growth, US Small/Mid-Cap Growth, International Growth and Multi-Asset Real Return Portfolios outperformed.

During the post-transition period from July 1, 2017 through August 31, 2017, performance of the Underlying Portfolios was also mixed. The allocation to US small-cap stocks, which are not in the MSCI ACWI, detracted; stock selection within the Emerging Markets Style Blend Portfolio also detracted from relative performance. Otherwise, strong stock selection in the International Equity Fund and International Small Cap Fund added to performance.

The Fund utilized derivatives in the form of futures and currency forwards for hedging and investment purposes, which added to absolute returns during both periods.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks gained significant ground during the 12-month period ended August 31, 2017, despite several fleeting pullbacks. The period was dominated by unforeseen geopolitical events unfolding against the backdrop of a gradually improving global economy. Aftershocks from the UK’s referendum to leave the European Union (“Brexit”), an unexpected US presidential victory by Donald Trump and French president Emmanuel Macron’s resounding win, each influenced markets. Financial markets greeted Trump’s win with a burst of enthusiasm, though White House upheaval and policy risk rattled investors at times. UK prime minister Theresa May also shook markets with her failed attempt to solidify her mandate going into Brexit negotiations. In contrast, investors cheered a decisive majority in the French parliament for Macron’s centrist party. Towards the end of the period, tensions on the Korean peninsula flared, though concerns over growing animosity between the US and North Korea were offset by positive global economic data.

During the pre-transition period, the Fund included diversifiers, investments that are less sensitive to the direction of the equity markets. During the post-transition period, the Fund evolved to provide the potential for higher returns, while maintaining similar levels of risk by removing the allocation to diversifiers and introducing new equity services to the Fund. The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This more diversified exposure across equity markets and emphasis on a broader set of stocks that include companies with historical and projected stable earnings and higher profitability, eliminated the need for diversifiers to limit volatility.

The Team believes this new allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB International Portfolio”). The

(continued on next page)

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Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The MSCI ACWI ex-US (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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DISCLOSURES AND RISKS (continued)

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2007 TO 8/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Wealth Appreciation Strategy Class A shares (from 8/31/2007 to 8/31/2017) as compared to the performance of the Fund’s current and previous benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	14.35%	9.48%
5 Years	9.62%	8.67%
10 Years	2.84%	2.39%
CLASS B SHARES
1 Year	13.48%	9.48%
5 Years	8.82%	8.82%
10 Years[1]	2.24%	2.24%
CLASS C SHARES
1 Year	13.45%	12.45%
5 Years	8.82%	8.82%
10 Years	2.10%	2.10%
ADVISOR CLASS SHARES[2]
1 Year	14.66%	14.66%
5 Years	9.94%	9.94%
10 Years	3.13%	3.13%
CLASS R SHARES[2]
1 Year	13.88%	13.88%
5 Years	9.18%	9.18%
10 Years	2.45%	2.45%
CLASS K SHARES[2]
1 Year	14.22%	14.22%
5 Years	9.52%	9.52%
10 Years	2.77%	2.77%
CLASS I SHARES[2]
1 Year	14.56%	14.56%
5 Years	9.88%	9.88%
10 Years	3.12%	3.12%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.37%, 2.16%, 2.14%, 1.12%, 1.82%, 1.51% and 1.18% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.03%, 1.82%, 1.80%, 0.78%, 1.48%, 1.17% and 0.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2018. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report

(footnotes continued on next page)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

sets forth expense ratio data for the current reporting period; the expense ratios shown on the preceding page may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	10.99%
5 Years	8.61%
10 Years	2.12%
CLASS B SHARES
1 Year	11.01%
5 Years	8.73%
10 Years[1]	1.96%
CLASS C SHARES
1 Year	14.08%
5 Years	8.75%
10 Years	1.83%
ADVISOR CLASS SHARES[2]
1 Year	16.22%
5 Years	9.85%
10 Years	2.85%
CLASS R SHARES[2]
1 Year	15.36%
5 Years	9.08%
10 Years	2.17%
CLASS K SHARES[2]
1 Year	15.78%
5 Years	9.44%
10 Years	2.50%
CLASS I SHARES[2]
1 Year	16.19%
5 Years	9.80%
10 Years	2.84%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,073.90	$4.23	0.81%	$5.85	1.12%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%	$5.70	1.12%
Class B
Actual	$1,000	$1,070.00	$8.30	1.59%	$9.91	1.90%
Hypothetical**	$1,000	$1,017.19	$8.08	1.59%	$9.65	1.90%
Class C
Actual	$1,000	$1,070.20	$8.19	1.57%	$9.81	1.88%
Hypothetical**	$1,000	$1,017.29	$7.98	1.57%	$9.55	1.88%
Advisor Class
Actual	$1,000	$1,075.40	$2.93	0.56%	$4.55	0.87%
Hypothetical**	$1,000	$1,022.38	$2.85	0.56%	$4.43	0.87%
Class R
Actual	$1,000	$1,071.70	$6.63	1.27%	$8.25	1.58%
Hypothetical**	$1,000	$1,018.80	$6.46	1.27%	$8.04	1.58%
Class K
Actual	$1,000	$1,073.70	$5.02	0.96%	$6.64	1.27%
Hypothetical**	$1,000	$1,020.37	$4.89	0.96%	$6.46	1.27%
Class I
Actual	$1,000	$1,075.60	$3.30	0.63%	$4.92	0.94%
Hypothetical**	$1,000	$1,022.03	$3.21	0.63%	$4.79	0.94%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO SUMMARY

August 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,323.0

1	All data are as of August 31, 2017. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

August 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.2%
Information Technology – 14.6%
Communications Equipment – 0.9%
Cisco Systems, Inc.	238,993	$7,697,965
Nokia Oyj (Sponsored ADR) – Class A	568,797	3,515,165

		11,213,130

Electronic Equipment, Instruments & Components – 0.4%
CDW Corp./DE	91,226	5,785,553

Internet Software & Services – 3.9%
Alphabet, Inc. – Class C(a)	21,971	20,638,019
eBay, Inc.(a)	180,520	6,522,188
Facebook, Inc. – Class A(a)	144,854	24,910,542

		52,070,749

IT Services – 1.6%
Fiserv, Inc.(a)	54,838	6,784,009
Visa, Inc. – Class A	131,901	13,654,392

		20,438,401

Semiconductors & Semiconductor Equipment – 1.6%
Intel Corp.	232,981	8,170,644
Texas Instruments, Inc.	67,038	5,552,087
Xilinx, Inc.	118,224	7,809,877

		21,532,608

Software – 2.9%
Adobe Systems, Inc.(a)	31,632	4,908,021
Microsoft Corp.	235,085	17,577,305
Oracle Corp.	323,659	16,289,758

		38,775,084

Technology Hardware, Storage & Peripherals – 3.3%
Apple, Inc.	181,990	29,846,360
HP, Inc.	414,610	7,910,759
Xerox Corp.	159,979	5,162,522

		42,919,641

		192,735,166

Financials – 7.8%
Banks – 3.8%
Bank of America Corp.	735,653	17,574,750
JPMorgan Chase & Co.	184,337	16,754,390
US Bancorp	140,964	7,224,405
Wells Fargo & Co.	179,866	9,185,757

		50,739,302

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Markets – 1.1%
Goldman Sachs Group, Inc. (The)	42,236	$9,449,882
S&P Global, Inc.	32,778	5,058,629

		14,508,511

Consumer Finance – 0.8%
Capital One Financial Corp.	50,665	4,033,441
Synchrony Financial	202,676	6,240,394

		10,273,835

Insurance – 2.1%
Allstate Corp. (The)	79,119	7,160,270
American International Group, Inc.	144,784	8,756,536
FNF Group	118,449	5,713,980
Progressive Corp. (The)	142,461	6,621,587

		28,252,373

		103,774,021

Health Care – 7.7%
Biotechnology – 1.4%
Biogen, Inc.(a)	25,858	8,185,608
Gilead Sciences, Inc.	124,366	10,410,678

		18,596,286

Health Care Equipment & Supplies – 1.3%
Edwards Lifesciences Corp.(a)	50,007	5,683,795
Intuitive Surgical, Inc.(a)	6,240	6,269,141
Medtronic PLC	64,279	5,182,173

		17,135,109

Health Care Providers & Services – 2.9%
Aetna, Inc.	70,417	11,104,761
Cigna Corp.	36,942	6,725,661
McKesson Corp.	44,356	6,622,794
Quest Diagnostics, Inc.	39,694	4,300,845
UnitedHealth Group, Inc.	46,736	9,295,790

		38,049,851

Health Care Technology – 0.1%
Cerner Corp.(a)	23,997	1,626,517

Pharmaceuticals – 2.0%
Johnson & Johnson	91,886	12,162,950
Merck & Co., Inc.	94,084	6,008,204
Pfizer, Inc.	208,329	7,066,520
Zoetis, Inc.	24,657	1,545,994

		26,783,668

		102,191,431

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 6.1%
Auto Components – 0.4%
Magna International, Inc. (New York) – Class A	126,316	$6,075,800

Hotels, Restaurants & Leisure – 1.0%
McDonald’s Corp.	49,924	7,986,342
Starbucks Corp.	105,075	5,764,415

		13,750,757

Internet & Direct Marketing Retail – 0.4%
Priceline Group, Inc. (The)(a)	2,730	5,056,178

Media – 1.9%
CBS Corp. – Class B	99,681	6,385,565
Comcast Corp. – Class A	324,963	13,196,747
Walt Disney Co. (The)	50,081	5,068,197

		24,650,509

Specialty Retail – 1.8%
Home Depot, Inc. (The)	85,897	12,873,383
Ross Stores, Inc.	64,039	3,743,080
TJX Cos., Inc. (The)	93,570	6,765,111

		23,381,574

Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc. – Class B	153,732	8,118,587

		81,033,405

Consumer Staples – 5.8%
Beverages – 1.0%
PepsiCo, Inc.	111,427	12,895,447

Food & Staples Retailing – 1.7%
Costco Wholesale Corp.	54,404	8,527,283
CVS Health Corp.	112,521	8,702,374
Wal-Mart Stores, Inc.	62,324	4,865,635

		22,095,292

Food Products – 0.9%
Conagra Brands, Inc.	195,446	6,344,177
Tyson Foods, Inc. – Class A	95,381	6,037,617

		12,381,794

Household Products – 1.3%
Kimberly-Clark Corp.	40,114	4,945,655
Procter & Gamble Co. (The)	141,021	13,012,008

		17,957,663

Tobacco – 0.9%
Altria Group, Inc.	180,944	11,471,849

		76,802,045

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 4.5%
Aerospace & Defense – 1.8%
Boeing Co. (The)	23,886	$5,724,519
L3 Technologies, Inc.	31,741	5,760,356
Northrop Grumman Corp.	35,533	9,672,438
Raytheon Co.	16,898	3,075,605

		24,232,918

Airlines – 0.4%
Delta Air Lines, Inc.	105,932	4,998,931

Electrical Equipment – 0.5%
Eaton Corp. PLC	97,952	7,029,036

Industrial Conglomerates – 0.9%
Honeywell International, Inc.	80,114	11,077,363

Machinery – 0.3%
Oshkosh Corp.	50,590	3,774,014

Road & Rail – 0.6%
Norfolk Southern Corp.	65,909	7,943,353

		59,055,615

Utilities – 2.3%
Electric Utilities – 1.7%
American Electric Power Co., Inc.	157,632	11,606,444
Edison International	127,524	10,224,875

		21,831,319

Multi-Utilities – 0.6%
NiSource, Inc.	304,197	8,173,773

		30,005,092

Energy – 2.1%
Energy Equipment & Services – 0.4%
Schlumberger Ltd.	69,759	4,430,394

Oil, Gas & Consumable Fuels – 1.7%
Devon Energy Corp.	151,957	4,771,450
EOG Resources, Inc.	100,602	8,550,164
Hess Corp.	94,896	3,691,454
Marathon Petroleum Corp.	107,564	5,641,732

		22,654,800

		27,085,194

Real Estate – 0.6%
Equity Real Estate Investment Trusts (REITs) – 0.6%
Mid-America Apartment Communities, Inc.	73,553	7,830,452

Materials – 0.5%
Chemicals – 0.5%
Dow Chemical Co. (The)	108,533	7,233,725

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecommunication Services – 0.2%
Wireless Telecommunication Services – 0.2%
T-Mobile US, Inc.(a)	45,052	$2,915,315

Total Common Stocks (cost $671,262,239)		690,661,461

INVESTMENT COMPANIES – 47.1%
Funds and Investment Trusts – 47.1%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z(a)	2,989,867	32,170,974
AB Discovery Value Fund – Class Z	1,466,908	31,435,838
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	6,449,874	80,300,935
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	21,061,809	263,693,854
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	2,723,368	31,563,838
Sanford C Bernstein Fund, Inc. – International Portfolio – Class Z	8,494,383	147,972,148
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,163,145	36,685,589

Total Investment Companies (cost $616,443,305)		623,823,176

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.86%(b)(c)(d) (cost $7,447,687)	7,447,687	7,447,687

Total Investments – 99.9% (cost $1,295,153,231)		1,321,932,324
Other assets less liabilities – 0.1%		1,109,020

Net Assets – 100.0%		$1,323,041,344

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	5,571	HKD	43,408	9/15/17	$(22,468)
Bank of America, NA	USD	1,210	RUB	72,320	9/13/17	35,266
Bank of America, NA	KRW	4,435,012	USD	3,949	9/15/17	4,698
Bank of America, NA	USD	3,150	EUR	2,814	9/15/17	202,130
Barclays Bank PLC	JPY	695,770	USD	6,238	9/15/17	(93,248)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	9,050	AUD	11,991	9/15/17	$481,245
Barclays Bank PLC	USD	5,711	CAD	7,663	9/15/17	426,062
BNP Paribas SA	AUD	661	USD	502	9/15/17	(23,895)
BNP Paribas SA	USD	8,647	KRW	9,936,746	9/15/17	191,597
Citibank, NA	RUB	99,449	USD	1,642	9/13/17	(69,512)
Citibank, NA	USD	446	RUB	27,129	9/13/17	20,805
Citibank, NA	HKD	10,901	USD	1,398	9/15/17	4,594
Citibank, NA	KRW	589,766	USD	521	9/15/17	(3,344)
Citibank, NA	USD	693	CHF	671	9/15/17	6,784
Citibank, NA	USD	6,285	JPY	684,916	9/15/17	(51,923)
Citibank, NA	USD	3,609	SEK	31,292	9/15/17	331,046
Credit Suisse International	CAD	7,663	USD	6,084	9/15/17	(53,121)
Goldman Sachs Bank USA	CHF	6,386	USD	6,666	9/15/17	2,674
JPMorgan Chase Bank, NA	AUD	11,330	USD	8,972	9/15/17	(33,931)
Morgan Stanley Capital Services, Inc.	SEK	31,292	USD	3,797	9/15/17	(143,351)
Royal Bank of Scotland PLC	HKD	32,507	USD	4,181	9/15/17	25,751
Royal Bank of Scotland PLC	USD	9,076	GBP	6,959	9/15/17	(74,366)
Standard Chartered Bank	KRW	4,911,968	USD	4,370	9/15/17	1,117
Standard Chartered Bank	USD	1,921	GBP	1,514	9/15/17	37,513
State Street Bank & Trust Co.	CHF	427	USD	444	9/15/17	(1,642)
State Street Bank & Trust Co.	EUR	4,975	USD	5,617	9/15/17	(308,684)
State Street Bank & Trust Co.	JPY	39,567	USD	357	9/15/17	(3,408)
State Street Bank & Trust Co.	NOK	6,657	USD	825	9/15/17	(33,399)
State Street Bank & Trust Co.	USD	6,464	CHF	6,142	9/15/17	(55,441)
State Street Bank & Trust Co.	USD	2,510	EUR	2,161	9/15/17	64,121
State Street Bank & Trust Co.	USD	444	JPY	50,421	9/15/17	15,171
State Street Bank & Trust Co.	USD	788	NOK	6,657	9/15/17	70,478
UBS AG	GBP	8,473	USD	10,990	9/15/17	29,971

						$979,290

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF ASSETS & LIABILITIES

August 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $671,262,239)	$690,661,461
Affiliated issuers (cost $623,890,992)	631,270,863
Receivable for investment securities sold	4,143,781
Unrealized appreciation on forward currency exchange contracts	1,951,023
Unaffiliated dividends receivable	1,844,362
Receivable for shares of beneficial interest sold	240,803
Affiliated dividends receivable	889
Other assets	41,176

Total assets	1,330,154,358

Liabilities
Due to custodian	24,966
Payable for investment securities purchased	3,346,813
Payable for shares of beneficial interest redeemed	2,273,906
Unrealized depreciation on forward currency exchange contracts	971,733
Distribution fee payable	139,537
Advisory fee payable	82,817
Transfer Agent fee payable	38,220
Administrative fee payable	11,442
Accrued expenses	223,580

Total liabilities	7,113,014

Net Assets	$1,323,041,344

Composition of Net Assets
Shares of beneficial interest, at par	$814
Additional paid-in capital	1,209,338,620
Undistributed net investment income	18,495,288
Accumulated net realized gain on investment and foreign currency transactions	67,420,148
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	27,786,474

$1,323,041,344

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$386,168,224	23,733,064	$16.27	*

B	$7,382,974	451,237	$16.36

C	$55,532,028	3,438,354	$16.15

Advisor	$857,396,597	52,770,447	$16.25

R	$3,308,461	205,035	$16.14

K	$12,527,256	774,885	$16.17

I	$725,804	44,755	$16.22

*	The maximum offering price per share for Class A shares was $16.99 which reflects a sales charge of 4.25%.

See notes to financial statements.

22 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $551,923)	$9,790,970
Affiliated issuers	43,183,958
Securities lending income	28,714
Other income	25,384	$53,029,026

Expenses
Advisory fee (see Note B)	8,628,579
Distribution fee—Class A	904,525
Distribution fee—Class B	91,653
Distribution fee—Class C	812,781
Distribution fee—Class R	17,421
Distribution fee—Class K	34,306
Transfer agency—Class A	223,232
Transfer agency—Class B	8,528
Transfer agency—Class C	57,152
Transfer agency—Advisor Class	530,851
Transfer agency—Class R	9,059
Transfer agency—Class K	27,445
Transfer agency—Class I	2,448
Printing	147,368
Registration fees	101,763
Custodian	75,965
Audit and tax	71,026
Legal	70,364
Administrative	58,410
Trustees’ fees	27,838
Miscellaneous	61,356

Total expenses	11,962,070
Less: expenses waived and reimbursed by the Adviser (see Note B and E)	(2,082,983)

Net expenses		9,879,087

Net investment income		43,149,939

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(8,723,729	)(a)
Investment transactions		41,861,398
Forward currency exchange contracts		(920,402)
Futures		4,280,357
Foreign currency transactions		194,969
Net realized gain distributions from Affiliated Underlying Portfolios		139,284,430
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(60,008,671)
Investments		19,399,222
Forward currency exchange contracts		979,290
Foreign currency denominated assets and liabilities		28,091

Net gain on investment and foreign currency transactions		136,374,955

Net Increase in Net Assets from Operations		$179,524,894

(a)	On March 3, 2017 and March 10, 2017, the Strategy redeemed securities in-kind with total proceeds in the amount of $546,568,207 and $352,223,858, respectively (see Note B).

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2017	Year Ended August 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$43,149,939	$24,938,895
Net realized gain (loss) on investment transactions	36,692,593	(11,389,407)
Net realized gain distributions from Affiliated Underlying Portfolios	139,284,430	75,517,267
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(39,602,068)	(28,727,701)

Net increase in net assets from operations	179,524,894	60,339,054
Dividends and Distributions to Shareholders from
Net investment income
Class A	(10,846,833)	(5,720,211)
Class B	(188,566)	(59,865)
Class C	(2,182,049)	(777,204)
Advisor Class	(28,611,191)	(15,798,469)
Class R	(91,400)	(39,826)
Class K	(462,715)	(218,945)
Class I	(57,977)	(29,121)
Net realized gain on investment transactions
Class A	(8,526,561)	– 0	–
Class B	(240,870)	– 0	–
Class C	(2,296,861)	– 0	–
Advisor Class	(20,807,633)	– 0	–
Class R	(83,561)	– 0	–
Class K	(378,861)	– 0	–
Class I	(42,771)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(128,896,062)	(74,599,753)

Total decrease	(24,189,017)	(36,904,340)
Net Assets
Beginning of period	1,347,230,361	1,384,134,701

End of period (including undistributed net investment income of $18,495,288 and $18,200,443, respectively)	$1,323,041,344	$1,347,230,361

See notes to financial statements.

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

August 31, 2017

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Strategy”). The Strategy offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategy to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategy’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted

26 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of August 31, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$690,661,461		$	– 0	–	$	– 0	–	$690,661,461
Investment Companies	623,823,176			– 0	–		– 0	–	623,823,176
Short-Term Investments	7,447,687			– 0	–		– 0	–	7,447,687

Total Investments in Securities	1,321,932,324			– 0	–		– 0	–	1,321,932,324
Other Financial Instruments(b)
Assets:
Forward Currency Exchange Contracts	– 0	–		1,951,023			– 0	–	1,951,023
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(971,733)			– 0	–	(971,733)

Total(c)	$1,321,932,324			$979,290		$	– 0	–	$1,322,911,614

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under

28 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Strategy pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly.

The Strategy may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Strategy in an amount equal to the Strategy’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense. For the year ended August 31, 2017, such waivers amounted to $18,966.

In connection with the Strategy’s investments in AB Multi-Manager Alternative Strategies Fund (“MMAS”), which was liquidated on July 14, 2017, the Adviser had contractually agreed to (i) waive the portion of its advisory fee attributable to its services after paying sub-advisory fees to sub-advisors and (ii) waive an additional portion of the advisory fee in an amount equal to, or reimburse the Strategy for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by the Strategy as an acquired fund fee and expense. In connection with the Strategy’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Strategy in an amount equal to the Strategy’s share of the advisory fees of AB mutual funds, as paid by the Strategy as an acquired fund fee and expense. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2018. For the year ended August 31, 2017, such waivers amounted to $2,061,559.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Strategy’s transactions in AB mutual funds for the year ended August 31, 2017 is as follows:

															Distributions
Fund	Market Value 8/31/16 (000)			Purchases at Cost (000)	Sales Proceeds* (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/17 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$	– 0	–	$326,752	$319,304		$	– 0	–	$	– 0	–	$7,448		$62		$	– 0	–
AB Bond Fund, Inc. – AB All Market Real Return Portfolio		– 0	–	92,056	91,673			(383)			– 0	–	– 0	–	– 0	–		– 0	–
AB Discovery Growth Fund, Inc.		– 0	–	32,081	– 0	–		– 0	–		90		32,171		– 0	–		– 0	–
AB Discovery Value Fund		– 0	–	32,081	– 0	–		– 0	–		(645)		31,436		– 0	–		– 0	–
AB Multi-Manager Alternative Strategies		158,459		11,237	167,639			(3,404)			1,347		– 0	–	1,510			9,394
The AB Pooling Portfolios – AB International Growth Portfolio		179,748		7,716	181,063			(7,011)			610		– 0	–	7,001			– 0	–
AB International Value Portfolio		180,473		2,982	194,680			1,144			10,081		– 0	–	2,982			– 0	–
AB US Large Cap Growth Portfolio		205,824		35,516	223,594			(10,114)			(7,632)		– 0	–	770			34,746
AB Multi-Asset Real Return Portfolio		91,447		2,457	97,158			(16,136)			19,390		– 0	–	2,385			– 0	–
AB Small-Mid Cap Growth Portfolio		68,055		7,650	75,297			(6,611)			6,203		– 0	–	664			6,986
AB Small-Mid Cap Value Portfolio		68,234		9,114	77,976			13,828			(13,200)		– 0	–	728			8,386
AB US Value Portfolio		206,665		2,390	230,367			95,657			(74,345)		– 0	–	2,390			– 0	–
AB Volatility Manage- ment Portfolio		189,349		37,968	141,581			(75,892)			(9,844)		– 0	–	24,680			79,772
Bernstein Fund, Inc. – International Small Cap Portfolio		– 0	–	80,203	1,872			35			1,935		80,301		– 0	–		– 0	–

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													Distributions
Fund	Market Value 8/31/16 (000)			Purchases at Cost (000)	Sales Proceeds* (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)		Market Value 8/31/17 (000)		Dividend Income (000)			Realized Gains (000)
International Strategic Equities Portfolio	$	– 0	–	$265,000	$5,157		$59		$3,792		$263,694		$	– 0	–	$	– 0	–
Small Cap Core Portfolio		– 0	–	32,081	– 0	–	– 0	–	(517)		31,564			– 0	–		– 0	–
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio		– 0	–	37,428	1,723		38		942		36,685			– 0	–		– 0	–
AB International Portfolio		– 0	–	149,721	3,599		66		1,784		147,972			– 0	–		– 0	–
Government Money Market Portfolio**		– 0	–	42,486	42,486		– 0	–	– 0	–	– 0	–		12			– 0	–

Total							$(8,724)		$(60,009)		$631,271			$43,184			$139,284

*	Includes total proceeds from redeemed securities in-kind for AB Pooling Portfolios - AB International Growth Portfolio, AB International Value Portfolio, AB Small-Mid Cap Growth Portfolio, AB US Large Cap Growth Portfolio, AB US Value Portfolio and Small-Mid Cap Value Portfolio of $174,570,763, $177,653,095, $67,967,414, $205,904,549, $205,480,951 and $67,215,293, respectively.

**	Investment of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

Effective January 1, 2015, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended August 31, 2017, the reimbursement for such services amounted to $58,410.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $412,934 for the year ended August 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $9,166 from the sale of Class A shares and received $1,443, $5,686 and $2,911 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2017.

The Strategy may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended August 31, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $1,822,694 and $171,764,631, respectively, with realized gain of $11,346,482.

Brokerage commissions paid on investment transactions for the year ended August 31, 2017 amounted to $388,680, of which $2,638 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategy has adopted a Plan for each class of shares of the Strategy pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to both Class B and Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares and .25% of the Strategy’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Plan in respect of Class A shares are limited to an annual rate of .25%

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of the Strategy’s Class A share’s average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategy is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategy’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategy to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,459,536,850		$2,358,717,485
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,296,356,554

Gross unrealized appreciation	$43,147,598
Gross unrealized depreciation	(17,563,952)

Net unrealized appreciation	$25,583,646

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of

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NOTES TO FINANCIAL STATEMENTS (continued)

potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2017, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

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The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2017, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s OTC counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the year ended August 31, 2017, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$1,951,023	Unrealized depreciation on forward currency exchange contracts	$971,733

Total		$1,951,023		$971,733

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$4,280,357	$	– 0	–

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(920,402)		979,290

Total		$3,359,955		$979,290

The following table represents the average monthly volume of the Strategy’s derivative transactions during the year ended August 31, 2017:

Futures:
Average original value of buy contracts	$185,315,847	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$85,228,945	(b)
Average principal amount of sale contracts	$91,991,047	(b)

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Strategy as of August 31, 2017. At August 31, 2017, all derivatives were subject to netting arrangements.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$242,094	$	– 0	–	$	– 0	–	$	– 0	–	$242,094
Barclays Bank PLC	907,307		(93,248)			– 0	–		– 0	–	814,059
BNP Paribas SA	191,597		(23,895)			– 0	–		– 0	–	167,702
Citibank, NA	363,229		(124,779)			– 0	–		– 0	–	238,450

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Goldman Sachs Bank USA	$2,674	$	– 0	–	$	– 0	–	$	– 0	–	$2,674
Royal Bank of Scotland PLC	25,751		(25,751)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	38,630		– 0	–		– 0	–		– 0	–	38,630
State Street Bank & Trust Co.	149,770		(149,770)			– 0	–		– 0	–	– 0	–
UBS AG	29,971		– 0	–		– 0	–		– 0	–	29,971

Total	$1,951,023		$(417,443)		$	– 0	–	$	– 0	–	$1,533,580	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$22,468	$	– 0	–	$	– 0	–	$	– 0	–	$22,468
Barclays Bank PLC	93,248		(93,248)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	23,895		(23,895)			– 0	–		– 0	–	– 0	–
Citibank, NA	124,779		(124,779)			– 0	–		– 0	–	– 0	–
Credit Suisse International	53,121		– 0	–		– 0	–		– 0	–	53,121
JPMorgan Chase Bank, NA	33,931		– 0	–		– 0	–		– 0	–	33,931
Morgan Stanley Capital Services, Inc.	143,351		– 0	–		– 0	–		– 0	–	143,351
Royal Bank of Scotland PLC	74,366		(25,751)			– 0	–		– 0	–	48,615
State Street Bank & Trust Co.	402,574		(149,770)			– 0	–		– 0	–	252,804

Total	$971,733		$(417,443)		$	– 0	–	$	– 0	–	$554,290	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and

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NOTES TO FINANCIAL STATEMENTS (continued)

do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Strategy may enter into securities lending transactions. Under the Strategy’s securities lending program, all loans of securities will be collateralized continually by cash. The Strategy will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Strategy in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Strategy to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Strategy will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distributions from the securities. The Strategy will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Strategy in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Strategy, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At August 31, 2017, the Strategy had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Strategy earned securities lending income of $28,714 and $12,065 from the borrowers and Government Money Market Portfolio, respectively, for the year ended August 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Strategy in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Strategy’s share of the advisory fees

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of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense. For the year ended August 31, 2017, such waiver amounted to $2,458. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2017	Year Ended August 31, 2016

Class A
Shares sold	644,485	1,100,157		$9,846,795	$15,751,019

Shares issued in reinvestment of dividends and distributions	1,266,269	380,388		18,424,212	5,435,751

Shares converted from Class B	317,779	924,110		4,830,179	13,356,607

Shares converted from Class C	2,215,095	– 0	–	34,443,235	– 0	–

Shares redeemed	(4,279,502)	(3,975,514)		(65,569,347)	(57,226,060)

Net increase (decrease)	164,126	(1,570,859)		$1,975,074	$(22,682,683)

Class B
Shares sold	25,282	39,160		$386,574	$564,371

Shares issued in reinvestment of dividends and distributions	28,110	4,036		413,492	57,993

Shares converted to Class A	(316,258)	(924,014)		(4,830,179)	(13,356,607)

Shares redeemed	(99,729)	(155,175)		(1,534,383)	(2,233,800)

Net decrease	(362,595)	(1,035,993)		$(5,564,496)	$(14,968,043)

Class C
Shares sold	133,109	178,907		$2,008,794	$2,540,977

Shares issued in reinvestment of dividends and distributions	283,194	49,521		4,111,980	705,671

Shares converted to Class A	(2,226,647)	– 0	–	(34,443,235)	– 0	–

Shares redeemed	(1,247,785)	(1,232,501)		(18,865,291)	(17,674,728)

Net decrease	(3,058,129)	(1,004,073)		$(47,187,752)	$(14,428,080)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016

Advisor Class
Shares sold	5,106,278	7,664,462	$77,877,677	$109,861,263

Shares issued in reinvestment of dividends and distributions	3,188,418	1,042,901	46,232,069	14,850,914

Shares redeemed	(12,794,535)	(10,166,294)	(196,021,714)	(146,332,874)

Net decrease	(4,499,839)	(1,458,931)	$(71,911,968)	$(21,620,697)

Class R
Shares sold	29,165	67,409	$440,985	$947,455

Shares issued in reinvestment of dividends and distributions	12,083	2,800	174,961	39,826

Shares redeemed	(61,081)	(135,674)	(948,629)	(1,924,229)

Net decrease	(19,833)	(65,465)	$(332,683)	$(936,948)

Class K
Shares sold	100,860	155,286	$1,526,089	$2,191,878

Shares issued in reinvestment of dividends and distributions	58,159	15,408	841,564	218,944

Shares redeemed	(476,041)	(161,723)	(7,051,596)	(2,288,994)

Net increase (decrease)	(317,022)	8,971	$(4,683,943)	$121,828

Class I
Shares sold	64,565	9,732	$986,903	$138,882

Shares issued in reinvestment of dividends and distributions	6,958	2,048	100,748	29,120

Shares redeemed	(142,857)	(17,758)	(2,277,945)	(253,132)

Net decrease	(71,334)	(5,978)	$(1,190,294)	$(85,130)

NOTE G

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of

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NOTES TO FINANCIAL STATEMENTS (continued)

risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Strategy bear both their proportionate share of expenses in the Strategy (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

NOTES TO FINANCIAL STATEMENTS (continued)

Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended August 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2017 and August 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$42,440,731	$22,643,641
Net long-term capital gains	32,377,118	– 0	–

Total taxable distributions	74,817,849	22,643,641

As of August 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$57,377,605
Undistributed capital gains	30,712,568
Unrealized appreciation/(depreciation)	25,611,737	(a)

Total accumulated earnings/(deficit)	$113,701,910

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2017, the Strategy did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

44 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 45

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.06	$ 14.64	$ 15.76	$ 13.36	$ 11.63

Income From Investment Operations
Net investment income(a)	.48	(b)	.26	(b)	.34	(b)	.37	(b)	.06
Net realized and unrealized gain (loss) on investment transactions	1.58	.39	(1.11)	2.30	1.77

Net increase (decrease) in net asset value from operations	2.06	.65	(.77)	2.67	1.83

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.23)	(.35)	(.27)	(.10)
Distributions from net realized gain on investment transactions	(.37)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.85)	(.23)	(.35)	(.27)	(.10)

Net asset value, end of period	$ 16.27	$ 15.06	$ 14.64	$ 15.76	$ 13.36

Total Return
Total investment return based on net asset value(c)	14.35	%*	4.53%	(4.89)%	20.21%	15.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$386,168	$354,972	$367,939	$417,381	$382,178
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.85%	.89%	.88%	1.05%	1.07%
Expenses, before waivers/reimbursements(d)†	1.01%	1.01%	1.00%	1.06%	1.07%
Net investment income	3.14	%(b)	1.78	%(b)	2.18	%(b)	2.52	%(b)	.48%
Portfolio turnover rate	111%	9%	9%	20%	4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.34%	.41%	.38%	.05%	.04%

See footnote summary on page 53.

46 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 15.07		$ 14.57		$ 15.64		$ 13.20		$ 11.47

Income From Investment Operations
Net investment income (loss)(a)	.36	(b)	.20	(b)	.28	(b)	.31	(b)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.60		.34		(1.15)		2.23		1.75

Net increase (decrease) in net asset value from operations	1.96		.54		(.87)		2.54		1.73

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.04)		(.20)		(.10)		– 0	–
Distributions from net realized gain on investment transactions	(.37)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.67)		(.04)		(.20)		(.10)		– 0	–

Net asset value, end of period	$ 16.36		$ 15.07		$ 14.57		$ 15.64		$ 13.20

Total Return
Total investment return based on net asset value(c)	13.48	%*	3.72%		(5.59)%		19.33%		15.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,383		$12,268		$26,943		$57,541		$77,795
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.64%		1.65%		1.64%		1.76%		1.79%
Expenses, before waivers/reimbursements(d)†	1.79%		1.76%		1.76%		1.77%		1.79%
Net investment income (loss)	2.35	%(b)	1.37	%(b)	1.85	%(b)	2.10	%(b)	(.17)%
Portfolio turnover rate	111%		9%		9%		20%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.34%		.41%		.38%		.05%		.04%
See footnote summary on page 53.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.95	$ 14.51	$ 15.62	$ 13.21	$ 11.49

Income From Investment Operations
Net investment income (loss)(a)	.36	(b)	.15	(b)	.23	(b)	.27	(b)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.57	.40	(1.11)	2.27	1.76

Net increase (decrease) in net asset value from operations	1.93	.55	(.88)	2.54	1.73

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.11)	(.23)	(.13)	(.01)
Distributions from net realized gain on investment transactions	(.37)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.73)	(.11)	(.23)	(.13)	(.01)

Net asset value, end of period	$ 16.15	$ 14.95	$ 14.51	$ 15.62	$ 13.21

Total Return
Total investment return based on net asset value(c)	13.45	%*	3.81%	(5.62)%	19.36%	15.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$55,532	$97,091	$108,828	$134,675	$129,818
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.62%	1.64%	1.63%	1.75%	1.78%
Expenses, before waivers/reimbursements(d)†	1.76%	1.76%	1.75%	1.76%	1.78%
Net investment income (loss)	2.38	%(b)	1.06	%(b)	1.51	%(b)	1.84	%(b)	(.22)%
Portfolio turnover rate	111%	9%	9%	20%	4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.34%	.41%	.38%	.05%	.04%

See footnote summary on page 53.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.04	$ 14.62	$ 15.75	$ 13.37	$ 11.64

Income From Investment Operations
Net investment income(a)	.52	(b)	.29	(b)	.37	(b)	.41	(b)	.09
Net realized and unrealized gain (loss) on investment transactions	1.58	.40	(1.11)	2.30	1.79

Net increase (decrease) in net asset value from operations	2.10	.69	(.74)	2.71	1.88

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.27)	(.39)	(.33)	(.15)
Distributions from net realized gain on investment transactions	(.37)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.89)	(.27)	(.39)	(.33)	(.15)

Net asset value, end of period	$ 16.25	$ 15.04	$ 14.62	$ 15.75	$ 13.37

Total Return
Total investment return based on net asset value(c)	14.66	%*	4.82%	(4.66)%	20.53%	16.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$857,397	$861,450	$858,681	$921,935	$800,563
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.60%	.64%	.63%	.75%	.77%
Expenses, before waivers/reimbursements(d)†	.76%	.76%	.75%	.76%	.77%
Net investment income	3.39	%(b)	2.00	%(b)	2.42	%(b)	2.77	%(b)	.74%
Portfolio turnover rate	111%	9%	9%	20%	4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.34%	.41%	.38%	.05%	.04%

See footnote summary on page 53.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended August 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 14.94		$ 14.51		$ 15.63		$ 13.22		$ 11.45

Income From Investment Operations
Net investment income(a)	.41	(b)	.21	(b)	.31	(b)	.33	(b)	.03
Net realized and unrealized gain (loss) on investment transactions	1.57		.37		(1.14)		2.26		1.74

Net increase (decrease) in net asset value from operations	1.98		.58		(.83)		2.59		1.77

Less: Dividends and Distributions
Dividends from net investment income	(.41)		(.15)		(.29)		(.18)		– 0	–
Distributions from net realized gain on investment transactions	(.37)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.78)		(.15)		(.29)		(.18)		– 0	–

Net asset value, end of period	$ 16.14		$ 14.94		$ 14.51		$ 15.63		$ 13.22

Total Return
Total investment return based on net asset value(c)	13.88	%*	4.06%		(5.33)%		19.75%		15.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,308		$3,360		$4,212		$5,665		$5,953
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.30%		1.33%		1.32%		1.43%		1.41%
Expenses, before waivers/reimbursements(d)†	1.46%		1.45%		1.44%		1.44%		1.41%
Net investment income	2.67	%(b)	1.46	%(b)	2.02	%(b)	2.27	%(b)	.21%
Portfolio turnover rate	111%		9%		9%		20%		4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.34%		.41%		.38%		.05%		.04%

See footnote summary on page 53.

50 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.97	$ 14.54	$ 15.66	$ 13.28	$ 11.57

Income From Investment Operations
Net investment income(a)	.48	(b)	.22	(b)	.28	(b)	.37	(b)	.05
Net realized and unrealized gain (loss) on investment transactions	1.55	.42	(1.07)	2.27	1.76

Net increase (decrease) in net asset value from operations	2.03	.64	(.79)	2.64	1.81

Less: Dividends and Distributions
Dividends from net investment income	(.46)	(.21)	(.33)	(.26)	(.10)
Distributions from net realized gain on investment transactions	(.37)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.83)	(.21)	(.33)	(.26)	(.10)

Net asset value, end of period	$ 16.17	$ 14.97	$ 14.54	$ 15.66	$ 13.28

Total Return
Total investment return based on net asset value(c)	14.22	%*	4.48%	(5.07)%	20.12%	15.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,527	$16,346	$15,751	$17,865	$16,319
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.99%	1.01%	1.01%	1.12%	1.11%
Expenses, before waivers/reimbursements(d)†	1.14%	1.12%	1.13%	1.13%	1.11%
Net investment income	3.18	%(b)	1.57	%(b)	1.85	%(b)	2.48	%(b)	.42%
Portfolio turnover rate	111%	9%	9%	20%	4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.34%	.41%	.38%	.05%	.04%

See footnote summary on page 53.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 51

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended August 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.02	$ 14.59	$ 15.72	$ 13.34	$ 11.61

Income From Investment Operations
Net investment income(a)	.50	(b)	.28	(b)	.62	(b)	.41	(b)	.09
Net realized and unrealized gain (loss) on investment transactions	1.58	.41	(1.36)	2.29	1.77

Net increase (decrease) in net asset value from operations	2.08	.69	(.74)	2.70	1.86

Less: Dividends and Distributions
Dividends from net investment income	(.51)	(.26)	(.39)	(.32)	(.13)
Distributions from net realized gain on investment transactions	(.37)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.88)	(.26)	(.39)	(.32)	(.13)

Net asset value, end of period	$ 16.22	$ 15.02	$ 14.59	$ 15.72	$ 13.34

Total Return
Total investment return based on net asset value(c)	14.56	%*	4.82%	(4.72)%	20.53%	16.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$726	$1,743	$1,781	$4,576	$3,886
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.66%	.69%	.68%	.79%	.79%
Expenses, before waivers/reimbursements(d)†	.82%	.81%	.80%	.81%	.79%
Net investment income	3.24	%(b)	1.93	%(b)	3.99	%(b)	2.78	%(b)	.72%
Portfolio turnover rate	111%	9%	9%	20%	4%
† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:	.34%	.41%	.38%	.05%	.04%

See footnote summary on page 53.

52 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Strategy’s investments in affiliated underlying portfolios, the Strategy incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Strategy in an amount equal to the Strategy’s pro rata share of certain acquired fund fees and expenses, and for the year ended August 31, 2017, such waiver amounted to 0.16% annualized for the Strategy.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance for the year ended August 31, 2017 by 0.05%.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 53

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Wealth Appreciation Strategy

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Wealth Appreciation Strategy (the “Strategy”), one of the series constituting The AB Portfolios, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Wealth Appreciation Strategy, one of the series constituting The AB Portfolios, at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2017

54 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable period ended August 31, 2017. For individual shareholders, the Strategy designates 55.05% of dividends paid as qualified dividend income. For corporate shareholders, 29.74% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 1.02% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 55

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Ding Liu(2) , Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the AB Wealth Appreciation Strategy’s portfolio.

56 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	98	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	98	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001- 2002; Senior Advisor from June 1999 - June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 - May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	97	None

58 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	98	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
D. James Guzy, ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	95	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen, ## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	98	None

Earl D. Weiner, ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	98	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Ding Liu 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Nelson Yu 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares of the Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the

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evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since the recent changes to the Fund’s investment strategies. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent

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consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0151-0817

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c)  The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Total Return	2016	$20,720	$—	$17,464
	2017	$60,146	$2,626	$19,959
AB Wealth Appreciation Strategy	2016	$20,720	$—	$17,479
	2017	$42,593	$1,510	$22,269
AB Conservative Wealth Strategy	2016	$20,720	$—	$17,427
	2017	$49,146	$5,366	$19,959
AB TM All Market Income Portfolio	2016	$49,146	$—	$29,571
	2017	$49,146	$2,517	$32,459
AB TM Wealth Appreciation Strategy	2016	$42,593	$—	$27,160
	2017	$42,593	$1,424	$27,892

(d)    Not applicable.

(e) (1)  Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2)  All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)    Not applicable.

(g)    The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Total Return	2016	$275,009	$17,464
			$—
			$(17,464)
	2017	$611,490	$22,585
			$(2,626)
			$(19,959)
AB Wealth Appreciation Strategy	2016	$275,024	$17,479
			$—
			$(17,479)
	2017	$612,684	$23,779
			$(1,510)
			$(22,269)
AB Conservative Wealth Strategy	2016	$274,972	$17,427
			$—
			$(17,427)
	2017	$614,230	$25,325
			$(5,366)
			$(19,959)
AB TM All Market Income Portfolio	2016	$287,116	$29,571
			$—
			$(29,571)
	2017	$623,881	$34,976
			$(2,517)
			$(32,459)
AB TM Wealth Appreciation Strategy	2016	$284,705	$27,160
			$—
			$(27,160)
	2017	$618,221	$29,316
			$(1,424)
			$(27,892)

(h)    The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:    October 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:    October 30, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:    October 30, 2017